Filed with the Securities and Exchange Commission on March 19, 2010

1933 Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

Rivus Bond Fund

(Exact Name of Registrant as Specified in Charter)

113 King Street

Armonk, NY 10504

(Address of Principal Executive Officers:

Number, Street, City, State, Zip code)

(914) 273-4545

(Registrant’s Telephone Number, Including Area Code)

Clifford D. Corso

113 King Street

Armonk, NY 10504

(Name and Address of Agent For Service)

with copies to:

Joseph V. Del Raso, Esq. Pepper Hamilton LLP 3000 Two Logan Square Philadelphia, PA 19103	John V. O’Hanlon, Esq. Dechert LLP 200 Clarendon Street, 27th Fl. Boston, MA 02116

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed
Title of Securities		Maximum	Maximum	Amount of
Being Registered	Registered(1)	Per Share(2)	Offering Price(2)	Fee
Shares of Beneficial Interest ($0.01 par value)	58,548 shares	$17.08	$1,000,000	$71.30

(1)         The number of shares to be registered represents the maximum number of shares of the Registrant’s shares of beneficial interest estimated to be issuable in connection with the merger agreement described in the enclosed document.

(2)         Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f) under the Securities Act of 1933, as amended, based on the average of the high and low prices of Rivus Bond Fund shares of beneficial interest on the New York Stock Exchange on March 17, 2010.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE HARTFORD INCOME SHARES FUND, INC.

[         ], 2010

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of The Hartford Income Shares Fund, Inc. (the “Acquired Fund”).  The Meeting will take place on June 15, 2010 at 10:00 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Meeting, shareholders of the Acquired Fund will be asked to vote on the matter listed in the attached Notice of Special Meeting of Shareholders.  As explained in the enclosed combined Proxy Statement/Prospectus, the purpose of the Meeting and any adjournment(s) or postponement(s) thereof is to consider and vote on the proposed Reorganization (the “Reorganization”), in accordance with the Agreement and Plan of Reorganization, pursuant to which the Acquired Fund will be reorganized into Rivus Bond Fund, a diversified, closed-end management investment company advised by Cutwater Asset Management Corp.

We request that you complete the enclosed voting instruction card or proxy card for the upcoming Meeting.  The Board of Directors of the Acquired Fund has reviewed and approved the proposal and recommends that you vote FOR the proposal.  The Proxy Statement/Prospectus provides more information on the Reorganization.  Please read it carefully and return your completed voting instruction card or proxy card in the enclosed addressed, postage-paid envelope; or take advantage of the telephonic or internet proxy voting procedures described in the Proxy Statement/Prospectus.  YOUR VOTE IS IMPORTANT.  If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. or from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.

Very truly yours,

Robert M. Arena, Jr.

PRESIDENT AND CHIEF EXECUTIVE OFFICER

IMPORTANT INFORMATION

WE ENCOURAGE YOU TO READ THE ENCLOSED PROXY STATEMENT/PROSPECTUS. HOWEVER, WE THOUGHT IT WOULD BE HELPFUL TO PROVIDE BRIEF ANSWERS TO SOME QUESTIONS.

Q. 1.        WHAT PROPOSAL ARE SHAREHOLDERS BEING ASKED TO CONSIDER AND VOTE ON AT THE UPCOMING SPECIAL MEETING?

A. 1.        Shareholders of The Hartford Income Shares Fund, Inc. (the “Acquired Fund”) are being asked to approve the Reorganization (the “Reorganization”), pursuant to an Agreement and Plan of Reorganization (the “Reorganization Plan”), whereby the Acquired Fund will be reorganized into Rivus Bond Fund, a diversified, closed-end management investment company advised by Cutwater Asset Management Corp. (the “Acquiring Fund”).

Q. 2.        HOW WILL THE REORGANIZATION BENEFIT THE ACQUIRED FUND AND ITS SHAREHOLDERS?

A. 2.        The Reorganization is expected to benefit the Acquired Fund’s shareholders by: (1) providing greater opportunities to realize economies of scale by combining the Acquired Fund’s assets with the assets of the Acquiring Fund resulting in a larger fund, which is expected to result in lower total operating expenses for the shareholders of the combined fund; (2) offering shareholders of the Acquired Fund investment in a fund that provides similar investment objectives and strategies; and (3) offering shareholders of the Acquired Fund investment in a fund that is advised by a highly qualified asset manager with extensive experience in managing fixed income investment strategies.

Q. 3.        WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THE PROPOSED REORGANIZATION INTO THE ACQUIRING FUND?

A. 3.        The Acquired Fund is a closed-end management investment company organized as a Maryland corporation. Under Maryland law, the approval of shareholders of the Acquired Fund is required in order to effect its reorganization into the Acquiring Fund.

Q. 4.        WHAT ARE THE INVESTMENT OBJECTIVES OF THE ACQUIRING FUND AND THE ACQUIRED FUND?

A. 4.        The Acquiring Fund has a primary investment objective of seeking a high rate of return, primarily from interest income and trading activity, and a secondary investment objective of capital appreciation.  The Acquiring Fund pursues its investment objectives by investing at least 80% of its assets in debt securities.  Similarly, the Acquired Fund has a primary investment objective of seeking a high level of current income through investment in a diversified portfolio predominantly of marketable debt securities, and a secondary investment objective of capital appreciation.

Q. 5.        WHO IS THE ADVISER OF THE ACQUIRING FUND?

A. 5.        The investment adviser of the Acquiring Fund is Cutwater Asset Management Corp., an indirect wholly owned asset management subsidiary of MBIA, Inc.

Q. 6.        WILL THE REORGANIZATION RESULT IN DIFFERENT EXPENSES FOR SHAREHOLDERS OF THE ACQUIRED FUND?

A. 6.        While the management fee rate for the Acquiring Fund is higher than that for the Acquired Fund due to a higher fee rate at the first breakpoint, the Acquired Fund, unlike the Acquiring Fund, pays 2% of any net investment income to its investment adviser as part of its management fee.  The total operating expenses of the Acquiring Fund are similar to those of the Acquired Fund and it is anticipated that, as a result of the Reorganization, the total operating expenses of the Acquiring Fund will decrease.  In addition, Cutwater Asset Management Corp. has contractually agreed not to increase the Acquiring Fund’s management fee for at least two years following completion of the Reorganization.

Q. 7.        WILL THE REORGANIZATION BE CONSIDERED A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

A. 7.        It is anticipated that the Reorganization will qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code. Accordingly, pursuant to this treatment, neither the Acquired Fund nor the Acquiring Fund, nor the shareholders of either Fund are expected to recognize any gain or loss for Federal income tax purposes from the transaction contemplated by the Reorganization Plan.

Q. 8.        HAS THE BOARD OF DIRECTORS APPROVED THE REORGANIZATION?

A. 8.        Yes.  The Board of Directors of the Acquired Fund, including a majority of the directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), has reviewed and approved the Reorganization.  The Board of Directors recommends that you vote FOR the Reorganization.

Q. 9.        WILL I OWN THE SAME NUMBER OF SHARES OF THE ACQUIRING FUND AS I CURRENTLY OWN OF THE ACQUIRED FUND?

A. 9.        No, you will receive full and fractional shares of the Acquiring Fund equal in value to the aggregate net asset value of the shares of the Acquired Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Acquired Fund and the Acquiring Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share of the Acquired Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Acquired Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share of the Acquired Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Acquired Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Acquired Fund shares immediately prior to the Reorganization.

Q. 10.      WILL MY RIGHTS AND PRIVILEGES AS A SHAREHOLDER CHANGE AFTER THE REORGANIZATION?

A. 10.      No. Your rights and privileges as a shareholder will not change in any substantial way as a result of the Reorganization. In addition, the shareholder services available to you after the Reorganization will be substantially the same.

Q. 11:      WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE ACQUIRING FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A. 11:      If the Reorganization is approved, a position will be set up in your name with the Acquiring Fund. As described above, you will receive shares of the Acquiring Fund equal in value to the aggregate net asset value of the shares of the Acquired Fund you own immediately prior to the Reorganization. Any discount or premium to net asset value per share of the Acquired Fund will be eliminated at the time of the Reorganization. No certificates for Acquiring Fund shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the Acquired Fund, it is not necessary to surrender such certificates.

Q. 12.      IS THE REORGANIZATION CONTINGENT UPON THE OCCURRENCE OF ANY EVENTS OTHER THAN APPROVAL BY SHAREHOLDERS OF THE ACQUIRED FUND?

A. 12.      Yes.  The Reorganization is contingent upon approval by the shareholders of the Acquiring Fund.  At a meeting to be held on or about [     ], 2010, shareholders of record of the Acquiring Fund on [     ], 2010 will be asked to approve the issuance of shares of the Acquiring Fund sufficient to effectuate the Reorganization.  A proxy statement, which is separate and distinct from the enclosed Proxy Statement/Prospectus and contains information about the Reorganization, is being mailed to shareholders of the Acquiring Fund.  Thus, the Reorganization will be consummated only upon approval by shareholders of both the Acquired Fund and the Acquiring Fund.

Q. 13.      HOW CAN I VOTE?

A. 13.      You can attend the special meeting and cast your votes in person.

You can also authorize proxies to cast your votes:

•         By mail: complete and return your proxy card in the enclosed pre-addressed postage-paid envelope.

•         By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

•         By internet: log on to the website listed on your proxy card and follow the on-screen instructions.

Whichever method you choose, please take the time to read the Proxy Statement/Prospectus before you authorize proxies to cast your votes or attend the special meeting and cast your votes in person.

Q. 14.      WHEN SHOULD I AUTHORIZE PROXIES TO CAST MY VOTES?

A. 14.      Please authorize proxies to cast your votes as soon as possible.  You may authorize proxies and submit your voting instructions at any time before the date of the shareholder meeting.  Representatives of The Hartford Financial Services Group, Inc. (“The Hartford”) or Computershare Fund Services, a firm authorized by The Hartford to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q. 15.      WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT/PROSPECTUS?

A. 15.      For information about voting, please call toll free [(   )    -    ].  To obtain additional information about the Proxy Statement/Prospectus or to view a copy of the Proxy Statement/Prospectus, please go to www.[     ].com on or after April [  ], 2010.  You will need your proxy access code, which will be included on your proxy card, in order to view the Proxy Statement/Prospectus online.

You can obtain a copy of the Acquiring Fund’s Prospectus, Statement of Additional Information, or most recent annual or semi-annual report without charge by calling (800) 331-1710.

You can obtain a copy of the Acquired Fund’s most recent annual or semi-annual report without charge by calling (888) 483-0972.

THE ATTACHED PROXY STATEMENT/PROSPECTUS CONTAINS MORE DETAILED
INFORMATION ABOUT THE REORGANIZATION.  PLEASE READ IT CAREFULLY.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of The Hartford Income Shares Fund, Inc., a Maryland corporation (the “Acquired Fund”), will take place on June 15, 2010 at 10:00 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC (“HIFSCO”), 200 Hopmeadow Street, Simsbury, Connecticut 06089, to consider and vote on a Reorganization, pursuant to an Agreement and Plan of Reorganization, providing for the acquisition of all of the assets and the liabilities of the Acquired Fund by Rivus Bond Fund, a diversified, closed-end management investment company advised by Cutwater Asset Management Corp. (the “Acquiring Fund”), solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation and dissolution of the Acquired Fund.

The Board of Directors of the Acquired Fund recommends that you vote FOR the proposal listed in this Notice.  Shareholders of record of the Acquired Fund as of the close of business on April 1, 2010 (the “Record Date”) are entitled to notice of and to vote at the Meeting.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the proposal to be placed before the Meeting or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD OR PROXY CARD AS PROMPTLY AS POSSIBLE, OR AUTHORIZE PROXIES TO CAST YOUR VOTES BY TELEPHONE OR INTERNET PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE.  AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

By Order of the Board of Directors,

Edward P. Macdonald Secretary

[April], 2010

i

TABLE OF CONTENTS

(continued)

ii

TABLE OF CONTENTS

(continued)

Page

APPENDIX C: EXPLANATION OF STRATEGIES AND RISKS FROM ACQUIRING FUND’S PROSPECTUS	C-1
APPENDIX D: BENEFICIAL OWNERS	D-1
PART B: STATEMENT OF ADDITIONAL INFORMATION	Part B-1

iii

PROXY STATEMENT/PROSPECTUS

[     ], 2010

PROXY STATEMENT FOR:

THE HARTFORD INCOME SHARES FUND, INC.

P.O. Box 2999

Hartford, Connecticut 06104-2999

(860) 843-9934

PROSPECTUS FOR:

RIVUS BOND FUND

113 King Street

Armonk, New York 10504-1610

(914) 273-4545

INTRODUCTION

This Proxy Statement/Prospectus is being furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of The Hartford Income Shares Fund, Inc., a Maryland corporation (the “Acquired Fund”), in connection with the Special Meeting of Shareholders (the “Meeting”) of the Acquired Fund to be held on June 15, 2010, at 10:00 a.m. Eastern Time, at the offices of Hartford Investment Financial Services, LLC (“HIFSCO”), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Meeting.

At a meeting held on March 17, 2010, the Board of Directors of the Acquired Fund approved the proposed reorganization of the Acquired Fund into Rivus Bond Fund (the “Acquiring Fund”), a diversified, closed-end management investment company advised by Cutwater Asset Management Corp. (“Cutwater”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Plan”).  The Acquired Fund and the Acquiring Fund are also referred to herein each as a “Fund” and collectively as the “Funds.”  This Proxy Statement/Prospectus provides you with information about this proposed reorganization (the “Reorganization”).

The approximate mailing date of this Proxy Statement/Prospectus is on or about April [       ], 2010.  The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting and this Proxy Statement/Prospectus, will be paid in equal portions by Cutwater, the Acquiring Fund’s investment adviser, and HIFSCO, the Acquired Fund’s investment adviser. Representatives of The Hartford Financial Services Group, Inc. (“The Hartford”) or Computershare Fund Services (“Computershare”), a firm authorized by The Hartford to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail or by telephone.  The estimated cost of retaining Computershare is $[               ].  As the meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of Computershare if their proxies and voting instructions have not yet been received.  Proxies and voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below.  These procedures are reasonably designed to ensure that both the identity of the shareholder and the voting instructions of the shareholder are accurately determined.

Cutwater, 113 King Street, Armonk, New York 10504, serves as the Acquiring Fund’s investment adviser.  PNC Global Investment Servicing, Inc., P.O. Box 43027 Providence, Rhode Island 02940, serves as the Acquiring Fund’s administration, accounting and transfer agent, dividend disbursing agent and registrar.  PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the Acquiring Fund’s custodian.

HIFSCO, P.O. Box 1744, Hartford, Connecticut 06144, serves as the Acquired Fund’s investment adviser.  Hartford Investment Management Company (“HIMCO”), 55 Farmington Avenue, Hartford, Connecticut 06105, serves as the Acquired Fund’s investment sub-adviser.  Hartford Administrative Services Company, P.O. Box 64387, St. Paul, Minnesota 55164, serves as the Acquired Fund’s transfer agent.  DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the Acquired Fund’s dividend disbursing agent, registrar and sub-transfer agent.  State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the Acquired Fund’s custodian.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing.  A Statement of Additional Information (“SAI”) dated [        ], 2010 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated herein by reference.

For a more detailed discussion of the investment objectives, policies, restrictions, and risks of the Acquiring Fund, see the Acquiring Fund’s Prospectus and Statement of Additional Information dated July 2, 2009 (File Nos. 333-156953/811-02201), as supplemented, each of which is incorporated herein by reference and is available, without charge, by calling (800) 331-1710.

You may also obtain proxy materials, reports, and other information filed by either the Acquiring Fund or the Acquired Fund from the SEC’s Public Reference Section (202-551-8090) in Washington, D.C., or from the SEC’s internet website at www.sec.gov.  Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

The shares of beneficial interest of the Acquiring Fund and the shares of common stock of the Acquired Fund are each listed on the New York Stock Exchange (the “NYSE”) under the symbol “BDF” and “HSF,” respectively, and may be bought or sold at the then prevailing market price on each day the NYSE is open for trading.  After the Reorganization, the Acquiring Fund’s shares will continue to be listed on the NYSE under the symbol “BDF.” Reports, proxy materials and other information concerning the Acquired Fund and the Acquiring Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shareholders may revoke their voting instructions at any time before the date of the Meeting by submitting another proxy or voting instruction card, submitting written notice of revocation to the Secretary of the Acquired Fund or by voting in person at the Meeting.  Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by shareholders without instructions will be voted “FOR” the proposal to approve the Reorganization, pursuant to the Reorganization Plan which provides for the acquisition of all of the assets and the liabilities of the Acquired Fund by the Acquiring Fund solely in exchange for newly-issued shares of the Acquiring Fund having an aggregate value equal to the net assets of the Acquired Fund, followed by the complete liquidation and dissolution of the Acquired Fund (the “Proposal”).  In instances where choices are specified by shareholders in the voting instruction cards or proxy cards, those shareholders’ votes will be voted or the votes will be withheld in accordance with the shareholders’ choices.  Votes can be cast to approve or disapprove the Proposal.  Abstentions and broker non-votes (proxy cards received by the Acquired Fund from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote “AGAINST” the Proposal.  Under Maryland law, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the proposal to approve the Reorganization, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of stockholders should arise, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

Shareholders may proxy vote by completing and returning the enclosed voting instruction card or proxy card.  Shareholders may also submit proxies by touchtone telephone or by internet, by following the instructions on the proxy card.  To submit proxies by internet or by telephone, a shareholder will need the “control number” that appears on the proxy card.  After inputting this number, the shareholder will be prompted to provide their voting instructions on the Proposal.  Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

In all cases where a telephonic proxy or voting instructions are solicited by Computershare, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information previously provided to Computershare, then the Computershare representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal.  Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus.  The Computershare representative will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call the Computershare representative immediately if his or her instructions are not correctly reflected in the confirmation.

Although a shareholder’s vote may be solicited and taken by telephone, each shareholder will also receive a copy of this Proxy Statement/Prospectus and may submit proxies and voting instructions by mail using the enclosed proxy card or voting instruction card, or by touchtone telephone or the internet as set forth on the voting instruction and proxy cards.  The last proxy vote received in time to be voted, whether by voting instruction card or proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the shareholder.

Only those shareholders owning shares as of the close of business on April 1, 2010 (the “Record Date”) may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting.  There were [     ] issued and outstanding shares of the Acquired Fund as of the Record Date.  Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposal applicable to you described in this Proxy Statement/Prospectus.

The presence, either in person or by proxy, of shareholders owning a majority of shares of the Acquired Fund entitled to vote at the Meeting shall constitute a quorum.  If a quorum is present but sufficient votes to approve any proposal are not received the persons named as proxies may propose one or more adjournments of the Meeting, to permit further solicitation of votes.  In determining whether to adjourn the Meeting, the following factors may be considered:  the nature of the Proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken for the Proposal in this Proxy Statement/Prospectus prior to any adjournment provided that there is a quorum.  If the Proposal receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be deemed approved.

PROPOSAL

APPROVAL OF THE REORGANIZATION

GENERAL OVERVIEW

At a meeting held on March 17, 2010, the Board of Directors of the Acquired Fund, including a majority of the directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), approved the proposed Reorganization pursuant to the Reorganization Plan.

Both the Acquiring Fund and the Acquiring Fund are diversified, closed-end management investment companies.  This Proxy Statement/Prospectus provides you with information about the Reorganization.

If shareholders of the Acquired Fund approve the proposed Reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange solely for newly-issued shares of the Acquiring Fund having an aggregate value equal to the net assets of the Acquired Fund.  Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to each shareholder his or her portion of shares of the Acquiring Fund it receives in the Reorganization.  Shareholders of the Acquired Fund will receive full and fractional shares of the Acquiring Fund equal in value to each such shareholder’s pro rata interest in the net assets of the Acquired Fund transferred to the Acquiring Fund in connection with the Reorganization.  Following the Reorganization, the Acquired Fund will liquidate and dissolve.

Because shareholders of the Acquired Fund are being asked to approve a transaction that will result in such shareholders holding shares of the Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully.  For additional information, you should consult: (i) the Acquiring Fund’s Prospectus and Statement of Additional Information dated July 2, 2009 (File Nos. 333-156953/811-02201), as supplemented; and (ii) the Reorganization Plan.  A form of the Reorganization Plan is attached hereto as APPENDIX A.

THE PROPOSED REORGANIZATION

HIFSCO has entered into an agreement (the “Transaction Agreement”) with Cutwater pursuant to which HIFSCO has agreed to sell to Cutwater its books and records relating to the investment advisory services provided by HIFSCO to the Acquired Fund, in connection with the proposed Reorganization (the “Transaction”).  For a discussion of the Transaction Agreement, see the section titled “General Information - Transaction Agreement between Cutwater and HIFSCO.”

At a meeting held on March 17, 2010, the Board of Directors of the Acquired Fund approved the proposed Reorganization, pursuant to the Reorganization Plan, with respect to the Acquired Fund.  Subject to the approval of the Reorganization by shareholders of the Acquired Fund, the Reorganization Plan provides for:

•         the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for newly-issued shares of the Acquiring Fund having an aggregate value equal to the net assets of the Acquired Fund;

•         the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as of the Closing Date (as described below);

•         the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

•         the complete liquidation and dissolution of the Acquired Fund.

The Reorganization is expected to be effective immediately after the close of business on July [        ], 2010, or on a later date as the parties may agree (the “Closing”).  As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund.  Each shareholder will hold, immediately after the Closing, full and fractional shares of the Acquiring Fund equal in value to such shareholder’s pro rata interest in the net assets of the Acquired Fund transferred to the Acquiring Fund on the date of the Closing.

HIFSCO and Cutwater have made certain covenants in the Transaction Agreement regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the investment company as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated in the Transaction. The Acquired Fund and the Acquiring Fund have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” on the Funds.

The second condition requires that, during the three-year period immediately following the closing of such a transaction, at least 75% of the investment company’s board of directors or trustees must not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser. The Acquiring Fund’s Board of Trustees currently satisfies such 75% requirement. The Acquiring Fund has agreed with the Acquired Fund to use its reasonable best efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the closing of the Transaction.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS, AND MANAGEMENT OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The principal investment strategies and risks of the Funds are similar in many respects.  The charts and summaries below describe the important similarities and differences between the Funds.  There can be no assurance that either the Acquired Fund or the Acquiring Fund will achieve its stated objective.  Each Fund’s investment objective may be changed without approval of the shareholders of the Fund.  There are differences in the investment objectives, principal investment strategies and principal investment risks of the Acquired Fund and the Acquiring Fund, including:

•         The Acquiring Fund seeks a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities, while the Acquired Fund seeks a high level of current income through investment in a diversified portfolio predominantly of marketable debt securities.  Both Funds seek capital appreciation as a secondary objective.

•         The Acquiring Fund normally invests at least 80% of its assets in debt securities, and 75% of its assets will be invested in higher quality, non-convertible debt securities, as described below.  The Acquired Fund does not have a policy to invest 80% of its assets in debt securities, but does invest primarily in investment grade interest bearing debt securities issued by U.S. or foreign corporate issuers that are U.S. dollar denominated and are rated at the time of purchase within the four highest rating categories, as described below.

•         The Acquired Fund will not invest more than 30% of its total assets in securities issued by foreign corporate issuers or foreign governments other than the governments of Canada or its provinces.  The Acquiring Fund, on the other hand, will not invest in the securities of foreign issuers, except for (i) those securities of the Canadian Government, its provinces and municipalities which are payable in United States currency, and (ii) securities of foreign issuers which are payable in United States dollars (“Yankee Bonds”).  The Acquiring Fund may also invest in Euro-dollar obligations with maturities up to one year, but the Acquiring Fund will not acquire Yankee Bonds or Euro-dollar obligations if the acquisition would cause more than 15% of the Fund’s assets to be invested in Yankee Bonds and Euro-dollar obligations.

	ACQUIRED FUND	ACQUIRING FUND

INVESTMENT OBJECTIVES	Seeks a high level of current income through investment in a diversified portfolio predominantly of marketable debt securities. Capital appreciation is a secondary objective.	Seeks a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Acquired Fund invests primarily in investment grade interest bearing debt securities issued by U.S. or foreign corporate issuers that are U.S. dollar denominated and are rated at the time of purchase within the four highest rating categories by any one or more of (i) Moody’s Investors Service, Inc. (“Moody’s”), (ii) Standard & Poor’s Corporation (“Standard & Poor’s”), or (iii) Fitch Inc. (“Fitch”) or are unrated but considered by the HIMCO to be of comparable quality. The Acquired Fund’s primary investments may include, but are not limited to, interest bearing debt securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; dollar denominated interest bearing debt securities issued or guaranteed by the government of Canada, a Province of Canada or any instrumentality or political subdivision thereof or by any other foreign government or any instrumentality or political subdivision thereof, acquired under circumstances that would not subject the Acquired Fund to payment of U.S. Interest Equalization Tax; and cash, commercial paper, other non-securities assets such as accrued interest, receivables from investment securities sold, prepaid expenses, as well as other high quality short-term interest bearing debt securities not discussed above.

The Acquired Fund will not invest more than 30% of its total assets in securities issued by foreign corporate issuers or foreign governments other than the governments of Canada or its provinces. In addition, the Acquired Fund will not invest more than 25% of its total assets in securities issued or guaranteed by any one foreign government.

The Acquired Fund will not invest in the aggregate more than 25% of its total assets in any one or more of the following types of securities: (i) debt securities that are rated

The Acquiring Fund will normally invest at least 80% of its assets in debt securities. Seventy-five percent of the Acquiring Fund’s assets will be invested in following types of higher quality, non-convertible debt securities (including bonds and debentures):

•      debt securities (with or without attached warrants) rated, at the time of purchase, within the four highest grades as determined by Moody’s (i.e., Aaa, Aa, A or Baa) or Standard & Poor’s (i.e., AAA, AA, A or BBB) (collectively, the “NRSRO Rated Securities”);

•      short-term debt securities (“debentures”) which are not NRSRO Rated Securities, but which are obligations of issuers having, at the time of purchase, any NRSRO Rated Securities and which debentures are considered by Cutwater to have an investment quality comparable to NRSRO Rated Securities;

•      obligations of the United States Government, its agencies or instrumentalities; and

•      bank debt securities (with or without attached warrants) which, although not NRSRO Rated Securities, are considered by Cutwater to have an investment quality comparable NRSRO Rated Securities.

The securities rated Baa by Moody’s or BBB by Standard & Poor’s held in this portion of the Acquiring Fund’s portfolio have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to result in an issuer of these types of securities having a weakened capacity to make principal and interest payments on such securities than would be the case of issuers with higher rated securities. The ratings criteria described above apply at the time of

ACQUIRED FUND	ACQUIRING FUND

below the four highest rating categories assigned by Moody’s, Standard & Poor’s, or Fitch or are unrated but considered by HIMCO to be of comparable quality; (ii) securities that may be convertible into, or exchangeable for, or carry warrants to purchase, common stock or other equity interests; (iii) restricted securities, other than 144A securities that are determined to be liquid by and under procedures adopted by the Acquired Fund’s Board of Directors, and (iv) preferred stock.

Securities received upon conversion or upon exercise of warrants and securities remaining upon the breakup of units or detachment of warrants may be retained to permit advantageous disposition.

The Acquired Fund uses short-term trading as a means of managing its portfolio to achieve its investment objectives. Short-term trading is used by the Acquired Fund primarily in response to market developments and yield disparities.

The Acquired Fund engages in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio.

The Acquired Fund cannot accurately predict its future annual portfolio turnover rate, but it anticipates that the rate will normally not exceed 200%. The turnover rate will depend on a number of factors, including the qualification of the Acquired Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The Acquired Fund may borrow money or issue any class of senior securities to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

Subject to its investment restrictions (set forth in APPENDIX B) the Acquired Fund may lend its portfolio securities to broker-dealers and other institutions as a means of acquisition of the security. In the event that a security held in this portion of the Acquiring Fund’s portfolio is downgraded to below Baa or BBB, the Acquiring Fund will no longer include such security in this portion of the Acquiring Fund’s portfolio. The Acquiring Fund does not expect that the value of warrants in this part of its portfolio will often be significant.

The balance of the Acquiring Fund’s investments is expected to be principally in debt securities that do not meet the standards described above and in preferred stocks which may be convertible or may be accompanied by warrants or other equity securities. Any securities in this part of the portfolio may be of lower quality and may not be rated by any NRSRO. All warrants remaining after sale of the securities to which they were attached and common stocks acquired on conversion or exercise of warrants will be included in this part of the Acquiring Fund’s portfolio. Any such warrants or common stocks may be held until a long-term holding period has been established for tax purposes, after which they ordinarily will be sold.

The Acquiring Fund focuses on a relative value strategy. The Acquiring Fund seeks to identify opportunities to purchase securities with high risk-adjusted yields across various fixed income sectors in order to maintain and increase the Acquiring Fund’s income, and therefore the Acquiring Fund’s dividend payment. The Acquiring Fund’s average duration is expected to be near the duration of the Barclays Capital U.S. Corporate Investment Grade Credit Index which is the Acquiring Fund’s benchmark. On March 31, 2010, the Acquiring Fund’s duration was [ ] years and the duration of the Acquiring Fund’s benchmark was [ ] years. Cutwater expects that the Acquiring Fund’s duration will remain between 4 and 8 years; however, the Acquiring Fund’s duration may be lengthened or shortened depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Acquiring Fund’s duration, the more sensitive the Acquiring

ACQUIRED FUND	ACQUIRING FUND

earning interest income.

The Acquired Fund may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”).

The Acquired Fund may invest in zero coupon obligations of the U.S. Government and corporate issuers, including rights to “stripped” coupon and principal payments.

The investment policies and restrictions applicable to corporate and government securities shall apply equally to the investments in zero coupon securities (including, for example, minimum corporate bond ratings and percentage limitations).

The Acquired Fund may also invest in inverse or reverse floating collateralized mortgage obligations (“CMOs”).

As noted above, the Acquired Fund may invest in high-yielding, fixed income securities receiving a Standard & Poor’s rating of “BBB” or lower or a Moody’s rating of “Baa” or lower. Securities rated below investment grade (also known as “junk bonds”).

The Acquired Fund may invest in variable amount master demand notes.

The Acquired Fund may purchase securities on a “when issued” or delayed delivery basis and purchase or sell securities on a “forward commitment” basis.

The Acquired Fund may enter into credit default swaps. The credit default swap market allows the Acquired Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names.

To the extent required by SEC guidelines, the Acquired Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or (2) cash or liquid securities, designated on the Acquired Fund’s books or held in a segregated

Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose 1%.

The Acquiring Fund may purchase securities selling at a premium over or at a discount from their face amount.

When Cutwater believes that market conditions make it appropriate, for temporary, defensive purposes the Acquiring Fund may invest up to 100% of its assets in cash, high quality short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government. When the Acquiring Fund makes investments for defensive purposes, it may not achieve its investment objective.

ACQUIRED FUND	ACQUIRING FUND

account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1).

The Acquired Fund may enter into, hold, and dispose of interest rate futures contracts and may make deposits or have similar arrangements in connection therewith. The Acquired Fund may purchase, hold, exercise, or dispose of fixed income securities options, provided that the total premium cost of options outstanding at any time shall not be in excess of 5% of the Acquired Fund’s total assets.

The Acquired Fund is permitted to enter into fully collateralized repurchase agreements.

PRINCIPAL INVESTMENT RISKS (ACQUIRED FUND AND ACQUIRING FUND)

The following chart outlines the principal investment risks of the Acquired Fund and the Acquiring Fund and a summary of these principal investment risks are set forth below the chart. While the Funds are subject to a number of the same principal investment risks, the Acquiring Fund is subject to a number of principal investment risks to which the Acquired Fund is not subject.  In particular, the Acquiring Fund is subject to Focused Investment Risk, Equity Securities and Related Market Risk, Smaller Company Risk, Other Investment Companies Risk and Repurchase Agreement Risk; whereas, these are not principal investment risks of the Acquired Fund.

PRINCIPAL INVESTMENT RISKS	ACQUIRED FUND	ACQUIRING FUND
Credit Risk	√	√
Interest Rate Risk	√	√
Risk of Market Price Discount from Net Asset Value	√	√
Below Investment Grade Securities Risk	√	√
Reinvestment Risk	√	√
Mortgage-Related and Other Asset-Backed Securities Risk	√	√
Mortgage Market/Subprime Risk	√	√
Government-Entity Risk	√	√
Convertible Securities Risk	√	√
Preferred Securities Risk	√	√
Management Risk	√	√
Valuation Risk	√	√
Focused Investment Risk		√
Equity Securities and Related Market Risk		√
Smaller Company Risk		√
Other Investment Companies Risk		√
Inflation/Deflation Risk	√	√
Liquidity Risk	√	√
Market Disruption and Geopolitical Risk	√	√
Repurchase Agreement Risk		√

Credit Risk

Credit risk is the risk that one or more of a Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status, or fails to pay principal or interest when due.  If an issuer defaults, a Fund will lose money.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa.  Interest rate risk is the risk that debt obligations and other instruments in a Fund’s portfolio will decline in value because of increases in market interest rates.  The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change.  Because a Fund will normally have an intermediate average portfolio duration (i.e., a four- to eight-year time frame), the NAV and market price per share will tend to fluctuate more in response to changes in market interest rates than if a Fund invested mainly in short-term debt securities.  During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments.  This may lock in a below market yield, increase the security’s duration and reduce the security’s value.  In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by a Fund.  A Fund’s use of leverage, if any, will tend to increase a Fund’s interest rate risk.

A Fund may invest in variable and floating rate debt securities, which generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.  Conversely, floating rate securities will not generally increase in value if interest rates decline.  A Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase.  Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality.  When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the shares.

Risk of Market Price Discount From Net Asset Value

Shares of closed-end funds frequently trade at a market price that is below their NAV.  This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that a Fund’s NAV may decrease.  The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.  Accordingly, a Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.  A Fund’s shares are not redeemable at the request of shareholders.  A Fund may repurchase its shares in the open market or in private transactions, although it has no present intention to do so.  Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in a Fund on the NYSE or other markets on which such shares may trade at the then current market value, which may differ from the then current NAV.

Whether investors will realize a gain or loss upon the sale of a Fund’s shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon a Fund’s NAV.  Because the market value of a Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of a Fund, a Fund cannot predict whether its shares will trade at, below or above NAV.

Below Investment Grade Securities Risk

A Fund may invest in debt securities rated at the time of purchase Ba or B by Moody’s Investor Service, Inc. or BB or B by Standard & Poor’s Corporation or in unrated securities of comparable quality in the Fund’s adviser’s or sub-adviser’s (as applicable) judgment.  Such securities are commonly known as “high yield securities” and sometimes as “junk bonds.”  A Fund may also invest in debt securities rated B by Moody’s or Standard & Poor’s or in unrated securities of comparable quality in the Fund’s adviser’s or sub-adviser’s (as applicable) judgment.  Investors should recognize that the high yield securities in which a Fund will invest have speculative characteristics.  Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities.  Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative.  The occurrence of adverse conditions and uncertainties would likely reduce the value of such securities held by a Fund, with a commensurate effect on the value of shares of a Fund.  While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these lower rated securities also tends to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities.  In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities.  A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities which are rated Ba by Moody’s or BB by Standard & Poor’s have speculative characteristics with respect to capacity to pay interest and repay principal.  Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small.  Securities which are rated Caa by Moody’s or CCC by Standard & Poor’s or below are of poor standing and highly speculative.  Those issues may be in default or present elements of danger with respect to principal or interest.  Securities rated C by Moody’s, D by Standard & Poor’s are in the lowest rating class.  Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects.  It is unlikely that future payments of principal or interest will be made to a Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

In general, the ratings of the NRSROs, such as Moody’s and Standard & Poor’s, represent the opinions of these NRSROs as to the quality of securities that they choose to rate.  Such ratings are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities.  Credit ratings do not provide assurance against default or other loss of money.  It is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events.  These ratings will be used by a Fund as data in the selection of portfolio securities, but a Fund also will rely upon the independent advice of the Fund’s adviser or sub-adviser (as applicable) to evaluate potential investments.

Reinvestment Risk

Income from a Fund’s portfolio will decline if and when a Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate.  For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing a Fund to invest in lower-yielding securities.  A decline in income received by a Fund from its investments is likely to have a negative effect on the market price, NAV and/or overall return of the shares.

Mortgage-Related and Other Asset-Backed Securities Risk

A Fund may invest its assets in a variety of mortgage-related securities issued by government agencies or other governmental entities or by private originators or issuers.  These may include, without limitation, mortgage pass-through securities, CMOs, commercial or residential mortgage -backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.  A Fund may also invest in other types of asset-backed securities, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations

(“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments.  For instance, these securities may be particularly sensitive to changes in prevailing interest rates.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities.  This is known as extension risk.  In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline.  This can reduce a Fund’s returns because a Fund may have to reinvest that money at lower prevailing interest rates.  For instance, a Fund may invest in SMBSs where one class receives all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these investments.  A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets.  For instance, certain CDOs in which a Fund may invest are backed by pools of high-risk, below investment grade debt securities and may involve substantial credit and other risks.  Further, due their often complicated structures, various mortgage-related and particularly asset-backed securities may be difficult to value and may constitute illiquid investments.

Investments in non-agency mortgage-related securities may involve particularly high levels of risk under current market conditions.

Mortgage Market/Subprime Risk

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments.  Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy.  Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.

Government-Entity Risk

As noted, a Fund may invest in mortgage-related and other debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities and sponsored enterprises.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks or FHLMC, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  Although U.S. Government-sponsored enterprises, such as the

Federal Home Loan Banks, FHLMC, FNMA and the Student Loan Marketing Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks.  Certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities.  FNMA and FHLMC were placed in conservatorship in 2009 and are currently 80% owned by the U.S. Government.  The U.S. Government has continued to provide capital to support FNMA and FHLMC. The resolution of the U.S. Government’s ownership is uncertain at this time and any resolution could adversely affect the credit quality, availability or investment character  of securities issued by these entities.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock.  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.  Thus, it may not decline in price to the same extent as the underlying common stock.  In the event of a liquidation of the issuing company, holders of convertible securities would be paid before company’s common stockholders but after holders of any senior debt obligations of the company.  Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Preferred Securities Risk

In addition to equity securities and related market risk, credit risk, and possibly high yield risk, investment in preferred stocks involves certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions.  If a Fund owns a preferred stock that is deferring its distribution, a Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position.  Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call.  In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return.  Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities.  Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Management Risk

A Fund is subject to management risk because it is an actively managed portfolio.  The Fund’s investment adviser or sub-adviser (as applicable) will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these decisions will produce the desired results.

Valuation Risk

When market quotations are not readily available or are deemed to be unreliable, a Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees.  Fair value pricing may require subjective determinations about the value of a security or other asset.  As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Focused Investment Risk

Although a Fund has a policy not to concentrate investments in any particular industry, it may (consistent with that policy) invest up to 25% of its assets in any particular industry.  To the extent that a Fund focuses its investments in a particular industry, the NAV of the shares will be more susceptible to events or factors affecting companies in that industry.  These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry.  Also, a Fund may have greater risk to the extent that it invests a substantial portion of its assets in companies in related sectors, such as natural resources, which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of events and factors described above.

Equity Securities and Related Market Risk

A Fund may hold common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by a Fund or in connection with the restructuring of a debt security.  The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.   The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  Debt securities are also subject to the market risks described above; however, equity securities generally have greater price volatility than bonds and other debt securities.

Smaller Company Risk

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations.  Small capitalization companies involve certain special risks.  They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group.  Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities.  They may also have limited liquidity.  These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and a Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices.  Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies.  Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Other Investment Companies Risk

A Fund may invest in securities of other open- or closed-end investment companies, including exchange traded funds or “ETFs”, to the extent that such investments are consistent with a Fund’s investment objective and policies and permissible under the 1940 Act.  As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of a Fund’s investment management fees with respect to the assets so invested.  Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.  In addition, these other investment companies may utilize leverage, in which case an investment would subject a Fund to additional risks associated with leverage.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates.  As inflation increases, the real value of a Fund’s portfolio could decline.  Deflation risk is the risk that prices throughout the economy decline over time.  Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Liquidity Risk

A Fund may invest in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities).  Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value.  Also, a Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which a Fund currently values them.  Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively impact the price a Fund would receive upon disposition of such securities.

Market Disruption and Geopolitical Risk

The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets.  The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty.  Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out.  The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally.  Those events could also have an acute effect on individual issuers or related groups of issuers.  These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the shares.

The debt and equity capital markets in the United States have been negatively affected by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States government actions have led to worsening general economic conditions, which have materially and adversely affected the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These developments may increase the volatility of the value of securities owned by a Fund and also may make it more difficult for a Fund to accurately value securities or to sell securities on a timely basis.  These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by a Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults.  Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and/or market value of the Fund’s shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely affect the Fund’s portfolio.

The recent instability in the global financial markets discussed above has led the U.S. and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  These actions have left certain foreign governments in danger of losing their credit rating or, in some cases, defaulting on their debt.  Such downgrades or defaults could have a significant negative impact on the market, including on the value of securities in a Fund’s portfolio.

Repurchase Agreement Risk

The use of repurchase agreements involves risks of loss and decreased yields as a result of related costs.   For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays.   If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted if the securities are deemed to be merely collateral for a loan.   Also, it is possible that a Fund may be unable to substantiate its interest in the underlying securities.  If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

	ACQUIRED FUND	ACQUIRING FUND

FUNDAMENTAL AND NON- FUNDAMENTAL INVESTMENT RESTRICTIONS	A comparison of the Acquired Fund’s and Acquiring Fund’s fundamental and non-fundamental investment restrictions is attached hereto as APPENDIX B.

INVESTMENT ADVISER AND ADVISORY FEES

HIFSCO

HIFSCO receives compensation, accrued daily and paid monthly, from the fund at the following annual rates (as a specified percentage of the fund’s average monthly net assets): 0.45% of the first $100 million; and 0.40% of the assets over $100 million, plus 2% of investment income.

Cutwater

Cutwater receives compensation, calculated on the last day of each month and paid monthly, from the fund at the following annual rates (as a specified percentage of the fund’s average daily net assets): 0.50% of the first $100 million; and 0.40% of the assets over $100 million.

SUB-ADVISER AND SUB-ADVISORY FEES	HIMCO HIMCO receives compensation from HIFSCO, calculated daily and paid monthly,	N/A

	ACQUIRED FUND	ACQUIRING FUND

from the fund at the following annual rates (as a specified percentage of the fund’s average [daily] net assets): [  ]% of the first $[  ] million; [  ]% of the next $[  ] million; and [  ]% of the assets over $[  ] million.

FUND MANAGERS	Mark Niland & Christopher Zeppieri	Robert T. Claiborne & Gautam Khanna

TOTAL ASSETS (AS OF DECEMBER 31, 2009)	(AS OF DECEMBER 31, 2009) $80.6 million	(AS OF MARCH 31, 2010) $[ ]

MATERIAL DIFFERENCES IN RIGHTS OF ACQUIRED FUND AND ACQUIRING FUND SHAREHOLDERS

The Acquired Fund is organized as a Maryland corporation and is governed by Articles of Incorporation, as amended (the “Articles of Incorporation”) and Bylaws, as amended.  The Acquiring Fund is organized as a Delaware statutory trust and is governed by an Agreement and Declaration of Trust, as amended (the “Declaration of Trust”) and By-Laws, as amended.  Material differences affecting the rights of shareholders under the Acquired Fund’s Articles of Incorporation/Bylaws and Maryland law and the Acquiring Fund’s Declaration of Trust/By-Laws and Delaware law are presented below.  This summary is not an exhaustive discussion, and is qualified in its entirety by the Maryland General Corporation Law (the “MGCL”), the Delaware Statutory Trust Law, the Articles of Incorporation and Bylaws of the Acquired Fund, and the Declaration of Trust and By-Laws of the Acquiring Fund, but nonetheless describes material differences.

	ACQUIRED FUND	ACQUIRING FUND

MEETINGS

The Bylaws provide that special meetings of shareholders of the Acquired Fund may be called at any time by the president of the Acquired Fund or three of its directors, and shall be called at the request in writing of the shareholders of record owning not less than 10% of the shares of the Acquired Fund entitled to vote at such meeting if required by the MGCL or other applicable law. Under the MGCL, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of shareholders held during the preceding 12 months unless the meeting is requested by a majority of the shareholders entitled to vote.

Meetings of the shareholders may be called at any time by a majority of the trustees. As indicated below, the trustees shall call a meeting of shareholders for the purpose of voting upon the question of removal of one or more trustees upon the written request of the holders of not less than 10% of the outstanding shares.

	ACQUIRED FUND	ACQUIRING FUND

QUORUM

The Bylaws provide that a majority of the shares entitled to vote at a meeting present in person or by proxy shall constitute a quorum. In the absence of a quorum, the shareholders present in person or by proxy at the meeting may adjourn the meeting from time to time without notice, other than by announcement at the meeting, for a period of up to 120 days after the original record date until a quorum shall attend.

Except when a larger quorum is required by the applicable provisions of the 1940 Act or other applicable law or regulation, 40% of the shares entitled to vote on a matter shall constitute a quorum at a meeting of the shareholders. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

SHAREHOLDER ACTION BY WRITTEN CONSENT

The Articles of Incorporation and Bylaws of the Acquired Fund do not provide for action by written consent. Accordingly, under the MGCL, action may be taken without a meeting if unanimous consent to such action is given in writing or by electronic transmission by each holder of common stock entitled to vote on the matter and filed with the records of the shareholders’ meetings.

Any action taken by shareholders may be taken without a meeting if shareholders holding a majority of the shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of the Declaration of Trust or by the By-Laws) and holding a majority (or such larger proportion as aforesaid) of the shares of any portfolio (or class) entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of shareholders.

PREEMPTIVE RIGHTS

Under the Articles of Incorporation, no holder of any stock or any other securities of the Acquired Fund has any preemptive right to subscribe for or purchase any stock or any other securities of the Acquired Fund other than as may be determined by the Board of Directors of the Acquired Fund.

Shareholders have no preemptive or other right to subscribe to any additional shares of other securities issued by the Acquiring Fund.

AMENDMENT OF GOVERNING INSTRUMENTS

Under the Articles of Incorporation, the Acquired Fund reserves the right to make amendments to its Articles of Incorporation which may be authorized by law.Under the MGCL, a corporation may generally amend its charter by the affirmative vote of the holders of two-thirds of all the votes entitled to be cast on the matter.

The Articles of Incorporation, consistent with Maryland law, provide that the Board of Directors has the authority to increase or decrease the number of shares of capital stock that the Acquired Fund

The Declaration of Trust provides that it may be amended by a majority of the trustees then holding office and, unless otherwise provided by such trustees, an amendment shall become effective upon execution by a duly authorized officer of the trust.

The Declaration of Trust further provides that, notwithstanding any other provision of the Declaration of Trust to the contrary, and without limiting the power of the Board of Trustees to amend the Declaration of Trust, the Board of Trustees shall have the power to amend

	ACQUIRED FUND	ACQUIRING FUND

has the authority to issue.

Except as otherwise required, the Bylaws of the Acquired Fund may be amended, altered, repealed, or added to at any meeting of shareholders by affirmative vote of the majority of the shares issued and outstanding and entitled to vote or by a majority of the directors.

the Declaration of Trust, at any time and from time to time, in such manner as the Board of Trustees may determine in their sole discretion, without the need for action by any shareholder, so as to add to, delete, replace or otherwise modify any provisions relating to the shares contained in the Declaration of Trust, provided that before adopting any such amendment without approval of the shareholders, the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all shareholders or that approval of the Shareholders is not required by the 1940 Act or other applicable law. If shares of any portfolio have been issued, except as otherwise provided in the Declaration of Trust, approval of the shareholders of such portfolio shall be required to adopt any amendments to the Declaration of Trust which would adversely affect to a material degree the rights and preferences of the shares of such portfolio or to increase or decrease the par value of the shares of such portfolio.

The By-Laws may be altered, amended, repealed, or restated, or new by-laws may be adopted, at any time by the trustees.

REORGANIZATION/ COMBINATION TRANSACTIONS

The Articles of Incorporation are silent on the subject of the vote necessary for a reorganization or combination transaction of the Acquired Fund and, therefore, under the MGCL the affirmative vote of the holders of two-thirds of all votes entitled to be cast is generally required to approve a merger, consolidation, share exchange or transfer of assets.

Subject to approval of a majority of shares voted at a meeting at which a quorum is present or the written consent of a majority of shares entitled to vote on the matter and holding a majority of any portfolio (or class) entitled to vote separately on the matter, the trustees may cause (a) the trust or one or more of its portfolios to the extent consistent with applicable law to be merged into or consolidated with another trust, series of another trust or other person, (b) the shares of the trust or any portfolio to be converted into beneficial interests in another trust (or series thereof), (c) the shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law or (d) a sale of assets of the trust or one or more of its portfolios.

LIQUIDATION OR DISSOLUTION	The Articles of Incorporation are silent on the subject of the vote necessary to authorize a dissolution of the Acquired	The trust or any portfolio or class thereof may be terminated at any time without shareholder approval by the trustees upon

	ACQUIRED FUND	ACQUIRING FUND

	Fund and, therefore, under the MGCL the affirmative vote of the holders of two-thirds of all votes entitled to be cast are required to authorize a dissolution.	60 days’ prior written notice to shareholders of the trust, portfolio or class, as applicable.

RIGHTS OF INSPECTION OF RECORDS

The Articles of Incorporation grant the Board of Directors the power to determine, consistent with applicable law, whether and to what extent, at what times and places and under what conditions and regulations the books, accounts and documents of the Acquired Fund shall be open to the inspection of shareholders, except as otherwise provided by statute. The Articles of Incorporation further provide that, except as so provided, no shareholder has a right to inspect the Acquired Fund’s records unless authorized by resolution of the Board of Directors.

Under the MGCL, a shareholder may, on written request and during usual business hours, inspect and copy certain records of the Acquired Fund at its principal office. A shareholder may also make a written request for a statement by the Acquired Fund showing all stock and securities issued and consideration received by the Acquired Fund within the preceding twelve months. Additionally, under the MGCL, one or more persons who are, and for at least six months have been, shareholders of record of at least 5% of the outstanding stock of the Acquired Fund are entitled to inspect and copy the books of account and stock ledger of the Acquired Fund.

The governing instruments of the Acquiring Fund are silent as to the shareholders’ right to inspect records of the Acquiring Fund. Under the Delaware Statutory Trust Act, a shareholder has a right, subject to such reasonable standards as may established by the trustees, to obtain certain trust records upon reasonable written demand for any purpose reasonably related to the beneficial owner’s interest as a beneficial owner of the trust.

REMOVAL OF DIRECTORS/TRUSTEES

The Articles of Incorporation are silent on the subject of removal of directors, and therefore under the MGCL any number of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

Under the Declaration of Trust, a trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust. A meeting of shareholders for the purpose of electing or removing one or more trustees may be called (a) by the trustees upon their own vote, or (b) upon the demand of shareholders owning 10% or more of the shares of the trust in the aggregate.

	ACQUIRED FUND	ACQUIRING FUND

LIABILITY, EXCULPATION AND INDEMNIFICATION OF DIRECTORS/TRUSTEES AND OFFICERS

The Articles of Incorporation provide to the fullest extent permitted by Maryland and other applicable law that no director or officer of the Acquired Fund shall be personally liable to the Acquired Fund or its shareholders for money damages; provided, however, that a director or officer will not be protected against liability to the Acquired Fund or shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Articles of Incorporation provide further that the Acquired Fund shall indemnify and advance expenses to its directors and officers to the full extent required or permitted by the MGCL and the federal securities laws and indemnify other employees and agents to such extent as is authorized by the Board of Directors or the Bylaws and as permitted by law.A director or officer will not, however, be protected against any liability to the Acquired Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Declaration of Trust provides that no trustee, officer, employee or agent of the trust shall be liable to the trust or to any shareholder, trustee, officer, employee, or agent of the trust for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

The Declaration of Trust further provides for indemnification of each trustee and officer of the trust and each former trustee and officer of the trust (each, a “Covered Person”) from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or relating to his or her performance of his or her duties as a trustee or officer of the trust or otherwise relating to any act, omission, or obligation of the trust; provided, however, that such indemnification will not be provided to the extent such claims, demands, costs, losses expenses or damages result from such Covered Person’s bad faith, willful misfeasance, gross negligence or reckless disregard of duties involved in the conduct of that individual’s office.

DERIVATIVE ACTIONS	Under Maryland law, in general, shareholders can bring a derivative action if they have first made a demand upon the Acquired Fund to sue in its own name and the demand was refused.

Under the Declaration of Trust, no shareholder shall have the right to bring or maintain any court action, proceeding or claim in the right of the trust or any portfolio or class thereof to recover a judgment in its favor unless (a) shareholders holding at least 10% of the outstanding shares of the trust, portfolio or class, as applicable, join in the bringing of such court action, proceeding or claim, and (b) the bringing or maintenance of such court action, proceeding or claim is otherwise in accordance with Section 3816 of the Delaware Statutory Trust Act. In addition to the requirements of Section 3816 of the Delaware Statutory Trust Act, a shareholder may bring a derivative action on behalf of the trust with respect to a portfolio or class only if a

ACQUIRED FUND	ACQUIRING FUND

shareholder makes a pre-suit demand upon the trustees to bring the subject action unless an effort to cause the trustees to bring such an action is not likely to succeed, subject to the requirements set forth in the Declaration of Trust relating to pre-suit demand and when it is not likely to succeed.

REASONS FOR THE REORGANIZATION

The Reorganization is being proposed for several reasons. The Reorganization is being proposed as a solution to address the relatively small size of the Acquired Fund.  By combining the assets of the Acquired Fund with the assets of the Acquiring Fund, it is anticipated that the resulting larger fund will provide opportunities to grow in asset size and realize greater economies of scale.  The Reorganization is also being proposed to offer shareholders of the Acquired Fund investment in a fund that provides similar investment objectives.  In addition, the Reorganization is being proposed to offer shareholders of the Acquired Fund investment in a fund that is advised by a highly qualified asset manager with extensive experience in managing fixed income investment strategies.

Cutwater and HIFSCO, the Acquiring Fund’s and Acquired Fund’s investment adviser, respectively, will each bear equal portions of all costs associated with the Reorganization, except for fees and expenses associated with portfolio transactions.

Approval of the Reorganization by the Acquired Fund requires the affirmative vote of the holders of two-thirds of all the votes entitled to be cast on the matter on the Record Date.  In the event that the shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund will continue to operate as a separate entity, and the Board of Directors that oversees the Acquired Fund will determine what further action, if any, to take, including liquidation and dissolution of the Acquired Fund.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF THE ACQUIRED FUND APPROVED THE REORGANIZATION.  THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION.

BENEFITS OF THE REORGANIZATION FOR THE ACQUIRED FUND’S SHAREHOLDERS

In considering whether to approve the Reorganization, you should note that:

•         By combining the assets of the Acquired Fund with the assets of Acquiring Fund (approximately $[78,880,000] and $[119,828,815], respectively, as of December 31, 2009), it is anticipated that the resulting larger fund (with assets of approximately $200 million based on asset levels of each Fund as of December 31, 2009) will provide opportunities to grow in asset size and realize greater economies of scale.

•         The Acquired Fund has investment objectives, policies and restrictions that are similar in many respects to the investment objectives, policies and restrictions of the Acquiring Fund.

•         While the management fee rate for the Acquiring Fund is higher than that for the Acquired

Fund due to a higher fee rate at the first breakpoint, the Acquired Fund, unlike the Acquiring Fund, pays 2% of any net investment income to its investment adviser as part of its management fee.  Furthermore, it is anticipated that, as a result of the Reorganization, shareholders of the Acquiring Fund are expected to experience a lower management fee rate.

•         HIFSCO and Cutwater have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act.  As such, Cutwater has committed to contractually agree not to increase the management fee charged to the Acquiring Fund for at least two years following the closing of the Reorganization.  See “Summary — The Proposed Reorganization.”

•         The total operating expenses of the Acquiring Fund are similar to those of the Acquired Fund and it is anticipated that, as a result of the Reorganization, the total operating expenses of the Acquiring Fund will decrease.

•         The Acquiring Fund is advised by a highly qualified asset manager with extensive experience in managing fixed income investment strategies that is committed to closed-end funds as a core product offering.

•         The Reorganization is expected to qualify as a tax-free transaction within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”). As such, shareholders of the Funds will not recognize gain or loss as a result of the Reorganization.  See “Information About the Reorganization - Tax Considerations.”

•         Cutwater and HIFSCO, and not the Funds, will each bear equal portions of all costs associated with the Reorganization, with the exception of fees and expenses associated with portfolio transactions.

COMPARISON OF FEES AND EXPENSES OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The purpose of the following table is to help shareholders of the Acquired Fund understand the various costs and expenses that they currently bear, directly or indirectly, as shareholders of the Acquired Fund and what costs and expenses they would bear, directly or indirectly, as shareholders of the Acquiring Fund if the Reorganization is consummated.  It is anticipated that combining the Funds in the manner proposed in the Reorganization Plan may permit shareholders of the Acquiring Fund greater opportunities to realize economies of scale.  For further information on the fees and expenses of the Acquiring Fund, please see “More Information Regarding the Funds” in this Proxy Statement/Prospectus.

The current expenses of each Fund and estimated PRO FORMA expenses after giving effect to the proposed Reorganization are shown in the table below.  PRO FORMA fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization as of March 31, 2010.  PRO FORMA numbers are estimated in good faith and are hypothetical.

FEE TABLE

	ACQUIRED FUND		ACQUIRING FUND		ACQUIRING FUND PRO-FORMA

Shareholder transaction expenses
Dividend reinvestment and cash purchase plan fees	[ ]		[ ]		[ ]

Annual expenses
(as a percentage of net assets attributable to shares)
Management fees	[ ]	%	[ ]	%	[ ]	%
Other expenses	[ ]	%	[ ]	%	[ ]	%
Total annual expenses	[ ]	%	[ ]	%	[ ]	%

EXAMPLE

The purpose of the following example is to help Acquired Fund shareholders understand the costs and expenses they currently bear as investors in the Acquired Fund and the costs and expenses they would bear as shareholders of the Acquiring Fund if the Reorganization is consummated.  This example is based on the level of total annual operating expenses for each of the Funds relating to a $1,000 investment in such Fund, and assumes a 5% annual return and reinvestment of all dividends and distributions.

Shareholders do not pay these expenses directly; they are paid by the Funds before they distribute net investment income to shareholders.  This example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.  SEC regulations require the example to assume a 5% annual return, but actual annual returns may vary.

	1 Year		3 Years		5 Years		10 Years

ACQUIRED FUND	$	[ ]	$	[ ]	$	[ ]	$	[ ]

ACQUIRING FUND	$	[ ]	$	[ ]	$	[ ]	$	[ ]

ACQUIRING FUND PRO FORMA	$	[ ]	$	[ ]	$	[ ]	$	[ ]

MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND AND THE ACQUIRED
FUND

ACQUIRING FUND

Board of Trustees

The Board of Trustees of the Acquiring Fund is responsible for overseeing the overall management and operations of the Acquiring Fund. The Acquiring Fund’s SAI contains additional information about the Acquiring Fund’s trustees. Subject to the general supervision of the Board, the Acquiring Fund’s investment adviser manages the Acquiring Fund’s portfolio, as described in further detail below.

Investment Adviser

The Acquiring Fund is advised by Cutwater, whose principal business address is 113 King Street,

Armonk, New York 10504.  Cutwater has been providing advisory services to the Acquiring Fund since June 2005.  As of March 31, 2010, Cutwater had a total of $[   ] billion in assets under management.  Cutwater serves as an investment adviser to pension funds, endowments, local government entities, insurance companies and several other investment companies.  Cutwater is an indirect wholly owned subsidiary of MBIA, Inc., a Connecticut corporation, whose common stock is a publicly traded on the NYSE under the symbol “MBI.”  MBIA, Inc., through its subsidiaries, is in the business of providing financial guarantee insurance and investment management and financial services to public finance clients, structured fund clients and financial institutions on a global basis.

Pursuant to an advisory agreement (the “Advisory Agreement”) with the Acquiring Fund dated as of October 31, 2005, Cutwater manages the investment and reinvestment of the Acquiring Fund’s assets, and administers the Acquiring Fund’s affairs, subject to the direction of the Acquiring Fund’s Board of Trustees and officers.  As compensation for its services, Cutwater is entitled to a fee equal to, on an annual basis, 0.50% on the first $100 million of the Acquiring Fund’s month end net assets and 0.40% on the excess.  A discussion of the basis for the Board’s approval of the investment advisory agreement for the Acquiring Fund is available in the semi-annual report to shareholders for the period ended September 30, 2009.

On September [   ], 2009, the Acquiring Fund’s Board, including a majority of the trustees who are not parties to the Advisory Agreement or interested persons of such parties (the “Disinterested Trustees”), approved an extension of the Advisory Agreement through September 2010.  At the time of the approval of the latest extension, Mr. W. Thacher Brown, a trustee, was an interested person of the Acquiring Fund.  The Advisory Agreement was last submitted to a vote of the shareholders on September 28, 2005.  The Advisory Agreement may be continued annually if approved by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Acquiring Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated at any time by either party without the payment of any penalty on 60 days’ written notice to the other party (1) by the Acquiring Fund pursuant to action by the Board or upon the vote of a majority of the outstanding voting securities of the Acquiring Fund; or (2) by Cutwater.  The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).  See the Acquiring Fund’s SAI for more information about the Acquiring Fund’s Investment Advisory Agreement.

Portfolio Management

Robert T. Claiborne, CFA, officer of Cutwater and Vice President of the Acquiring Fund.  Mr. Claiborne has acted as a portfolio manager of the Acquiring Fund since 2005.

Gautam Khanna, CPA, CFA, officer of Cutwater and Vice President of the Acquiring Fund, has acted as a portfolio manager for the Acquiring Fund since 2005.

Both Mr. Claiborne and Mr. Khanna are principally responsible for the day-to-day management of the Acquiring Fund’s portfolio.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Acquiring Fund.

ACQUIRED FUND

Board of Trustees

The Acquired Fund’s Board of Directors is responsible for oversight of the Acquired Fund.  The Board elects officers who are responsible for the day to day operations of the Acquired Fund.

Investment Adviser

HIFSCO is the investment adviser to the Acquired Fund. HIFSCO is a wholly owned, indirect subsidiary of The Hartford, a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of the Acquired Fund and supervises the activities of HIMCO, the Acquired Fund’s investment sub-adviser. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

As investment adviser for the Acquired Fund, HIFSCO has retained HIMCO, the Acquired Fund’s investment sub-adviser, to provide investment advice and, in general, to conduct the management investment program of the Acquired Fund, subject to the general oversight of HIFSCO and the Acquired Fund’s Board of Directors. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. HIMCO is a wholly owned subsidiary of The Hartford. As of December 31, 2009, HIMCO had investment management authority over approximately $143.9 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.  Pursuant to the sub-advisory agreement, HIMCO will regularly provide the Fund with investment research, advice and supervision and furnish an investment program consistent with the Acquired Fund’s investment objectives and policies, including the purchase, retention and disposition of securities. As compensation for such services, HIFSCO pays HIMCO a portion of the investment management fee.

The Acquired Fund’s investment advisory fees are computed at an annual rate of 0.45% for the first $100 million of average monthly net assets and at an annual rate of 0.40% of average monthly net assets over $100 million, plus 2% of investment income.  Fees are accrued daily and paid monthly.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Acquired Fund is available in the Acquired Fund’s semi-annual report to shareholders covering the fiscal period ended January 31, 2009.

Portfolio Management

Mark Niland, CFA, Executive Vice President of HIMCO, has served as portfolio manager of the Acquired Fund since April 2001.  Mr. Niland joined HIMCO in 1989 and has been an investment professional involved in trading and portfolio management since that time.  Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

Christopher J. Zeppieri, CFA, has served as a portfolio manager of the Acquired Fund since September 2009.  Mr. Zeppieri is a Vice President of HIMCO. Mr. Zeppieri joined HIMCO in 2006.  Prior to joining the firm, he served as Fixed Income Strategist for Los Angeles-based Payden & Rygel. Mr. Zeppieri has been an investment professional since 1998.

PRINCIPAL INVESTMENT STRATEGIES OF THE ACQUIRING FUND

The Acquiring Fund will normally invest at least 80% of its assets in debt securities.  Seventy-five percent of the Acquiring Fund’s assets will be invested in following types of higher quality, non-convertible debt securities (including bonds and debentures):

•      debt securities (with or without attached warrants) rated, at the time of purchase, within the four highest grades as determined by Moody’s (i.e., Aaa, Aa, A or Baa) or Standard & Poor’s (i.e., AAA, AA, A or BBB) (collectively, the “NRSRO Rated Securities”);

•      short-term debt securities (“debentures”) which are not NRSRO Rated Securities, but which are obligations of issuers having, at the time of purchase, any NRSRO Rated Securities and which debentures are considered by Cutwater to have an investment quality comparable to NRSRO Rated Securities;

•      obligations of the United States Government, its agencies or instrumentalities; and

•      bank debt securities (with or without attached warrants) which, although not NRSRO Rated Securities, are considered by Cutwater to have an investment quality comparable NRSRO Rated Securities.

The securities rated Baa by Moody’s or BBB by Standard & Poor’s held in this portion of the Acquiring Fund’s portfolio have speculative characteristics.  In addition, changes in economic conditions or other circumstances are more likely to result in an issuer of these types of securities having a weakened capacity to make principal and interest payments on such securities than would be the case of issuers with higher rated securities.  The ratings criteria described above apply at the time of acquisition of the security.  In the event that a security held in this portion of the Acquiring Fund’s portfolio is downgraded to below Baa or BBB, the Acquiring Fund will no longer include such security in this portion of the Acquiring Fund’s portfolio.  The Acquiring Fund does not expect that the value of warrants in this part of its portfolio will often be significant.

The balance of the Acquiring Fund’s investments is expected to be principally in debt securities that do not meet the standards described above and in preferred stocks which may be convertible or may be accompanied by warrants or other equity securities.  Any securities in this part of the portfolio may be of lower quality and may not be rated by any NRSRO.  For a description of the characteristics and risks of such lower-rated debt securities, see “Below Investment Grade Corporate Bonds” below, and “Risk Factors and Special Considerations — Below Investment Grade Securities.” All warrants remaining after sale of the securities to which they were attached and common stocks acquired on conversion or exercise of warrants will be included in this part of the Acquiring Fund’s portfolio. Any such warrants or common stocks may be held until a long-term holding period has been established for tax purposes, after which they ordinarily will be sold.

The Acquiring Fund focuses on a relative value strategy.  The Acquiring Fund seeks to identify opportunities to purchase securities with high risk-adjusted yields across various fixed income sectors in order to maintain and increase the Acquiring Fund’s income, and therefore the Acquiring Fund’s dividend payment.  The Acquiring Fund’s average duration is expected to be near the duration of the Barclays Capital U.S. Corporate Investment Grade Credit Index which is the Acquiring Fund’s benchmark.  On March 31, 2010, the Acquiring Fund’s duration was [  ] years and the duration of the Acquiring Fund’s benchmark was [  ] years.  Cutwater expects that the Acquiring Fund’s duration will remain between 4 and 8 years; however, the Acquiring Fund’s duration may be lengthened or shortened depending on market conditions.  Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates.  Generally, the longer the Acquiring Fund’s duration, the more sensitive the Acquiring Fund will be to changes in interest rates.  For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose 1%.

The Acquiring Fund may purchase securities selling at a premium over or at a discount from their face amount.

When Cutwater believes that market conditions make it appropriate, for temporary, defensive purposes the Acquiring Fund may invest up to 100% of its assets in cash, high quality short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.  When the Acquiring Fund makes investments for defensive purposes, it may not achieve its investment objective.

PERFORMANCE OF THE ACQUIRED FUND AND ACQUIRING FUND

The bar charts and tables below indicate the risks of investing in the Acquired Fund and the Acquiring Fund.  The bar charts show how the Funds’ total returns have varied from year to year, while the tables show how the Funds’ performance over time compares to that of a broad-based market index.

All figures assume that all dividends and distributions were reinvested.  Keep in mind that past performance does not indicate future results.

ACQUIRING FUND — RIVUS BOND FUND

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 3/31/2010

	1 YEAR		3 YEARS		5 YEARS		10 YEARS
Rivus Bond Fund	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Barclays Capital Credit Bond Index (reflects no deduction for fees or expenses)	[ ]	%	[ ]	%	[ ]	%	[ ]	%

INDEX: The Barclays Capital Aggregate Bond Index is a benchmark index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have a coupon that is fixed or steps according to a predetermined schedule. You cannot invest directly in an index.

ACQUIRED FUND — THE HARTFORD INCOME SHARES FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 3/31/2010

	1 YEAR		3 YEARS		5 YEARS		10 YEARS
The Hartford Income Shares Fund, Inc.	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees or expenses)	[ ]	%	[ ]	%	[ ]	%	[ ]	%

INDEX: The Barclays Capital Aggregate Bond Index is a benchmark index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have a coupon that is fixed or steps according to a predetermined schedule. You cannot invest directly in an index.

SHARE PRICE DATA

Both the Acquiring Fund and the Acquired Fund trade on the NYSE under the symbols “BDF” and

“HSF,” respectively.

Shares of closed-end management investment companies often trade at a discount to net asset value. This characteristic is a risk separate and distinct from the risk that a Fund’s net asset value may decrease, and this risk may be greater for shareholders expecting to sell their shares in a relatively short period. THE SHARES OF THE FUNDS SHOULD THUS BE VIEWED AS BEING DESIGNED PRIMARILY FOR LONG-TERM INVESTORS AND SHOULD NOT BE CONSIDERED A VEHICLE FOR TRADING PURPOSES.

[As detailed below, for the three-year period ended March 31, 2010, the Acquired Fund’s shares generally have traded at a smaller discount to NAV than the Acquiring Fund’s shares.]  There can be no assurance that after the Reorganization the shares of the combined larger fund will trade at a smaller discount to NAV than is currently the case for the Acquiring Fund’s shares.

ACQUIRING FUND — RIVUS BOND FUND

As of March 31, 2010, the Acquiring Fund had 6,558,571 shares outstanding. Acquiring Fund shares are publicly held and are listed and traded on the NYSE under the symbol “BDF.” The average weekly trading volume of the shares on the NYSE during the six months ended [date] was [number] shares. As of [date], the aggregate net assets of the Acquiring Fund were approximately [assets], the NAV was [NAV], the share price was [share price], and the discount was [discount].

The following table sets forth, for the periods indicated, the high and low closing sales prices for the shares on the NYSE, the NAVs per share that immediately preceded the high and low closing sales prices, and the discount or premium that each sales price represented as a percentage of the preceding NAV:

PER SHARE DATA FOR THE ACQUIRING FUND

SHARES OF BENEFICIAL INTEREST TRADED ON THE NYSE

Quarter Ended	High Closing Sales Price	NAV Preceding High Sales Price	Discount as % of NAV	Low Closing Sales Price	NAV Preceding Low Sales Price	Discount as % of NAV
3/31/2010
12/31/2009	$16.37	$18.49	11.466%	$15.80	$18.10	12.707%
9/30/2009	$16.38	$18.39	10.930%	$15.30	$17.73	13.706%
6/30/2009	$15.99	$17.59	9.096%	$13.50	$15.63	13.628%
3/31/2009	$15.87	$16.39	3.173%	$13.17	$15.45	14.757%
12/31/2008	$14.81	$15.96	7.206%	$9.93	$16.24	38.855%
9/30/2008	$16.72	$18.15	7.879%	$13.75	$17.84	22.926%
6/30/2008	$17.75	$19.08	6.971%	$16.77	$18.62	9.936%
3/31/2008	$18.19	$19.39	6.189%	$16.87	$18.97	11.070%
12/31/2007	$18.04	$19.65	8.193%	$16.97	$19.53	13.108%
9/30/2007	$18.14	$19.64	7.637%	$16.48	$19.35	14.842%
6/30/2007	$18.58	$19.88	6.539%	$17.56	$19.50	9.949%
3/31/2007	$18.45	$19.72	6.440%	$17.89	$19.64	8.910%

*Prior to March 24, 2008, the NAV was calculated on a weekly basis.  Subsequent to March 24, 2008, the NAV is calculated on a daily basis.

Historically, Acquiring Fund shares have traded at a discount to its NAV.  Although the Acquiring Fund’s shareholders do not have the right to require the Acquiring Fund to redeem their shares, the Acquiring Fund may take action, from time to time, to repurchase its shares in the open market or make tender offers for its shares at its NAV. This may, but will not necessarily, have the effect of reducing any market discount from NAV. Because the Acquiring Fund has never repurchased its shares and has no present intention to do so, the Board of Trustees has not established procedures and criteria applicable to repurchases of shares by the Acquiring Fund.

ACQUIRED FUND — THE HARTFORD INCOME SHARES FUND, INC.

As of [date], the Acquired Fund had [number] shares outstanding. Acquired Fund shares are publicly held and are listed and traded on the NYSE under the symbol “HSF.” The average weekly trading volume of the shares on the NYSE during the six months ended [date] was [number] shares. As of [date], the aggregate net assets of the Acquired Fund were approximately [assets], the NAV was [NAV], the share price was [share price], and the discount was [discount].

The following table sets forth, for the periods indicated, the high and low closing sales prices for the shares on the NYSE, the NAVs per share that immediately preceded the high and low closing sales prices, and the discount or premium that each sales price represented as a percentage of the preceding NAV:

PER SHARE DATA FOR THE ACQUIRED FUND

COMMON STOCK TRADED ON THE NYSE

Quarter Ended	High Closing Sales Price	NAV Preceding High Sales Price	Discount as % of NAV	Low Closing Sales Price	NAV Preceding Low Sales Price	Discount as % of NAV
3/31/2010
12/31/2009
9/30/2009
6/30/2009
3/31/2009
12/31/2008
9/30/2008
6/30/2008
3/31/2008
12/31/2007
9/30/2007
6/30/2007
3/31/2007

Historically, Acquired Fund shares have generally traded at a discount to its NAV. Although the Acquired Fund’s stockholders do not have the right to require the Acquired Fund to redeem their shares, the Acquired Fund may take action, from time to time, to repurchase its shares in the open market or make tender offers for its shares at its NAV. This may, but will not necessarily, have the effect of reducing any market discount from NAV. Because the Acquired Fund has never repurchased its shares and has no present intention to do so, the Board of Directors has not established procedures and criteria applicable to repurchases of shares by the Acquired Fund.

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN

The Reorganization Plan provides for the transfer of all of the assets and the liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for newly-issued shares of the Acquiring Fund having an aggregate value equal to the net assets of the Acquired Fund.  The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated and dissolved.

After the Reorganization, each shareholder of the Acquired Fund will own full and fractional shares of the Acquiring Fund equal in value to such shareholder’s pro rata interest in the net assets of the Acquired Fund transferred to the Acquiring Fund on the day of the Closing. Generally, the liquidation and distribution will be accomplished by opening positions on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders’ accounts shares of the Acquiring Fund.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund.  The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan.  The Reorganization Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds.  For a complete description of the terms and conditions of the Reorganization, see the Form of Agreement and Plan of Reorganization at APPENDIX A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

TAX CONSIDERATIONS

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  Accordingly, pursuant to this treatment, neither the Acquired Fund, the Acquiring Fund, nor the shareholders are expected to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Reorganization Plan.  As a condition to the Closing, the Funds will receive an opinion from the law firm of [      ] to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

In addition, the Acquiring Fund’s ability to use the capital loss carryovers (if any) of the Acquired Fund to offset gains of the Acquiring Fund in a given year after the Reorganization may be limited by loss limitation rules under Federal tax law. If capital loss carryovers of the Acquired Fund are limited by those rules, it is possible that the limitations could result in a portion of the Acquired Fund’s capital loss carryovers eventually expiring unutilized. The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

EXPENSES OF THE REORGANIZATION

Cutwater and HIFSCO, the Acquiring Fund’s and Acquired Fund’s investment adviser, respectively, will bear equal portions of all of the expenses relating to the Reorganization, except for any fees and expenses associated with the portfolio transactions.  The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund’s registration statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Meeting.

BOARD CONSIDERATIONS

In a series of meetings held from December 2009 through March 2010 the Board of Directors of the Acquired Fund considered potential alternatives presented by HIFSCO, the investment adviser of the Acquired Fund, with respect to the Acquired Fund, including HIFSCO’s recommendation that the proposed Reorganization would be in the best interests of the Acquired Fund and its shareholders.  As part of its consideration of the proposed Reorganization, the Board established a Due Diligence Committee comprised of Independent Directors, which met with senior executives, investment professionals and compliance personnel of Cutwater and with the Board of Trustees of the Acquiring Fund.  The proposed Reorganization was presented to the Board of Directors of the Acquired Fund for consideration and approval at a meeting held on March 17, 2010.  For the reasons discussed below, the Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) (the “Independent Directors”), of the Acquired Fund determined that the interests of the shareholders of the Acquired Fund would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of the Acquired Fund and its shareholders.

The Board of Directors of the Acquired Fund, in recommending approval of the Reorganization, considered a number of factors, including the following:

•         The relatively small asset size of the Acquired Fund (approximately $[78,880,000] as of December 31, 2009).  By combining the assets of the Acquired Fund with the assets of Acquiring Fund (approximately $[119,828,815] as of December 31, 2009), it is anticipated that the resulting larger fund (with assets of approximately $200 million based on asset levels of each Fund as of December 31, 2009) will provide opportunities to grow in asset size and realize greater economies of scale.

•         The Acquired Fund has investment objectives, policies and restrictions that are similar in many respects to the investment objectives, policies and restrictions of the Acquiring Fund.

•         While the management fee for the Acquiring Fund is higher than that for the Acquired Fund due to a higher fee rate at the first breakpoint, the Acquired Fund, unlike the Acquiring Fund, pays 2% of any net investment income to its investment adviser as part of its management fee.  Transfer agent and Fund accounting costs are paid by the Acquired Fund’s investment adviser out of its management fee.  It is anticipated that, as a result of the Reorganization, shareholders of the Acquiring Fund are expected to experience a lower management fee rate.

•         HIFSCO and Cutwater have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act.  As such, Cutwater has committed to contractually agree not to increase the management fee charged to the Acquiring Fund for at least two years following the closing of the Reorganization.  See “Summary — The Proposed Reorganization.”

•         The total operating expense ratio of the Acquiring Fund has historically been similar to that of the Acquired Fund and it is anticipated that, as a result of the Reorganization, the total operating expenses of the Acquiring Fund will decrease.

•         The performance record of the Acquiring Fund, which is comparable or superior to that of the Acquired Fund over the one, three and five year periods ended February 28, 2010.

•         The qualifications and experience of Cutwater in managing fixed income investment strategies, and its commitment to closed-end funds as a core product offering.

•         The Reorganization is expected to qualify as a tax-free transaction within the meaning of section 368(a)(1) of the Code. As such, shareholders of the Funds will not recognize gain or loss as a result of the Reorganization.  See “Information About the Reorganization - Tax Considerations.”

•         The terms and conditions of the Reorganization Plan.

•         Cutwater and HIFSCO, and not the Funds, will each bear equal portions of all costs associated with the Reorganization, with the exception of fees and expenses associated with portfolio transactions.

•         The trading volume and market price discount to NAV of each Fund over the three-year period ended March 31, 2010, and the fact that the Acquiring Fund has generally traded at a greater discount to NAV as compared to the Acquired Fund during that period.  Although it is possible that, after the Reorganization, the greater level of assets and larger shareholder base of the Acquiring Fund may allow the shares of the Acquiring Fund to trade at a smaller discount to NAV than is currently the case for the Acquiring Fund’s shares, such trading discount may also remain the same or grow larger relative to the Acquiring Fund’s NAV.

•         Approval of the proposed Reorganization is contingent upon the approval of the shareholders of the Acquiring Fund of the issuance of Acquiring Fund shares sufficient to effectuate the Reorganization.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION PURSUANT TO THE REORGANIZATION PLAN.

CONTINGENT EVENTS

As mentioned above, approval of the proposed Reorganization is contingent upon approval by the shareholders of the Acquiring Fund.  At a meeting to be held on or about [      ], 2010, shareholders of record of the Acquiring Fund on [      ], 2010 will be asked to approve the issuance of shares of the Acquiring Fund sufficient to effectuate the Reorganization.  A proxy statement, which is separate and distinct from this Proxy Statement/Prospectus and contains information about the Reorganization, is being mailed to shareholders of the Acquiring Fund.  Thus, the Reorganization will be consummated only upon approval by shareholders of both the Acquired Fund and the Acquiring Fund.  The approval of the issuance of additional Acquiring Fund shares to effectuate the Reorganization requires the affirmative vote of the holders of a majority (i.e., more than 50%) of shares of the Acquiring Fund present at the meeting, if the holders of a majority of the outstanding shares of the Acquiring Fund entitled to vote thereon are present or represented by proxy at the meeting.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM AND DATE OF ORGANIZATION

Acquiring Fund

The Acquiring Fund is a closed-end management investment company organized as a Delaware statutory trust and was formed on June 7, 1971. The Acquiring Fund was initially organized as a Delaware corporation on June 7, 1971 and converted to a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 13, 2006.  The Acquiring Fund is governed by its Board of Trustees, which currently consists of four (4) trustees, three (3) of whom are not “interested persons” (as defined in the 1940 Act).

Acquired Fund

The Acquired Fund is a closed-end management investment company organized as a Maryland corporation and was formed on March 27, 1972.  The Acquired Fund was initially organized as a Minnesota corporation on March 27, 1972 and converted to a Maryland corporation pursuant to Articles of Incorporation dated March 23, 2001 and amended and restated on October 2, 2001.  The Acquired Fund is governed by its Board of Directors, which currently consists of nine (9) directors, seven (7) of whom are not “interested persons” (as defined in the 1940 Act).

DIVIDENDS AND OTHER DISTRIBUTIONS

Acquiring Fund

The Acquiring Fund distributes at least quarterly substantially all of its net investment income, if any, and annually all of its capital gains, if any, except to the extent such gains are offset against capital loss carryforwards.

Acquired Fund

The Acquired Fund distributes, out of assets legally available for distribution, substantially all of its net investment income, if any, on a monthly basis, and annually all of its capital gains, if any, except to the extent such gains are offset against capital loss carryforwards.

DIVIDEND REINVESTMENT PLAN

Acquiring Fund

Shareholders whose share are registered in their own names may elect to be participants in the Acquiring Fund’s Automatic Dividend Investment Plan (the “Acquiring Fund Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional share of the Acquiring Fund (the “Dividend Shares”).  PNC Global Investment Servicing, Inc. (“PNC Global”) acts as agent for participants under the Acquiring Fund Plan.  Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Acquiring Fund Plan.

Dividends and distributions are reinvested under the Acquiring Fund Plan in one of two ways.  If the Acquiring Fund declares a dividend or distribution payable in cash or in share to be issued by the Acquiring Fund at the lower of market price or NAV, PNC Global, on behalf of participants in the Acquiring Fund Plan, (i) accepts the dividend or distribution in full and fractional share provided that the market price plus brokerage commissions on the Friday preceding the dividend or distribution (the “Comparison Date”) is at least 95% of NAV or (ii) if market price plus brokerage commission on the Comparison Date is less than 95% of NAV, PNC Global, on behalf of participants in the Acquiring Fund Plan, accepts the dividend or distribution in cash, and uses such cash to purchase share on the NYSE for the benefit of participants in the Acquiring Fund Plan.  Alternatively, if the Acquiring Fund declares a dividend or distribution in cash or in share issued at NAV, PNC Global, on behalf of participants in the Acquiring Fund Plan, either (i) accepts such dividend or distribution in full and fractional share if the NAV is equal to or less than the market price plus brokerage commissions on the Comparison Date or (ii) accepts the dividend or distribution in cash, if the NAV is greater than the market price plus brokerage commissions on the Comparison Date, and uses such cash to purchase share on the NYSE for the benefit of participants in the Acquiring Fund Plan.  The Acquiring Fund Plan may be terminated by a participant by delivery of written notice to PNC Global.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income.  A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the share or whether such gain was realized by the Acquiring Fund before the shareholder acquired such share and was reflected in the price paid for the share.

Acquired Fund

The Acquired Fund has adopted a dividend reinvestment plan (the “Acquired Fund Plan”), which is open to all registered holders of the Acquired Fund’s common stock. New registered holders of common stock are sent a notice by Hartford Administrative Services Company (“HASCO”) giving them an opportunity to participate in the Acquired Fund Plan. A shareholder who elects to participate in the Acquired Fund Plan has his or her dividend and capital gain distributions automatically reinvested in additional whole or fractional shares of the Acquired Fund by HASCO; HASCO has delegated certain of its duties as plan agent to DST Systems, Inc. (“DST”), the Acquired Fund’s subtransfer agent (HASCO and DST are collectively referred to herein as the “Plan Agent”). Such distributions are recorded as of the ex-dividend date. Shareholders automatically receive their dividends and capital gains distributions in cash, unless they inform the Plan Agent in writing at the address set forth in the last paragraph that they wish to participate in the Acquired Fund Plan. Elections to participate in the Acquired Fund Plan must be received by the Plan Agent at least 10 days prior to the record date of a dividend or distribution payment in order for such dividend or distribution payment to be included in the Acquired Fund Plan. Shareholders whose common shares are held in the name of a broker or nominee should contact their broker or nominee to determine whether and how they may participate in the Acquired Fund Plan.

Under the Acquired Fund Plan, the number of shares and the price per share that participants receive as a shareholder of common stock when the Acquired Fund’s Board of Directors declares a dividend or capital gain distribution is calculated as follows:

1) When the market price of common stock (plus brokerage commissions and other incidental expenses that would be incurred in a purchase of shares) is greater than or equal to the NAV, the reinvestment price is the greater of 95% of the month-end market price (plus brokerage commissions) or the month-end NAV.

2) When the market price of common stock (plus brokerage commissions and other incidental expenses that would be incurred in a purchase of shares) is less than the NAV, the Plan Agent receives the dividend or distribution in cash and will purchase the Acquired Fund’s shares on the NYSE. It is possible that the market price for common stock may increase to equal to or above the NAV before the Plan Agent has completed its purchases. In this event, the Plan Agent suspends purchasing shares on the NYSE and the remaining balance of the dividend or distribution is invested in authorized but unissued shares of the Acquired Fund valued at the greater of 95% of the month-end market price (plus brokerage commissions) or the month-end NAV. The Plan Agent uses all dividends and distributions received in cash to purchase common stock in the open market prior to the payment date. If the Plan Agent’s purchase requirements remain incomplete as of the last business day before the next date on which the shares trade on an “ex-dividend” basis, the remaining balance of the dividend or distribution is invested in authorized but unissued shares of the Acquired Fund valued at the greater of 95% of the month-end market price (plus brokerage commissions) or the month-end NAV.

The Plan Agent maintains all shareholders’ accounts in the Acquired Fund Plan and supplies written confirmation of the last fifteen transactions in the account, including information needed for tax records. Shares in the account of each Acquired Fund Plan participant are held by the Plan Agent in non-certificate form. Any proxy shareholders receive includes all shares of common stock a participant has purchased or received under the Acquired Fund Plan.

Automatically reinvesting dividends and distributions does not mean that a participant does not have to pay income taxes due (or required to be withheld) upon receiving dividends and distributions.

Participants may terminate or partially withdraw from the Acquired Fund Plan by giving written notice to the Plan Agent. Notice to terminate or partially withdraw from the Acquired Fund Plan must be received by the Plan Agent at least 10 days prior to the record date for any subsequent dividend or distribution; otherwise, the notice is not effective for such dividend or distribution. Upon termination of the Acquired Fund Plan or partial withdrawal from the Acquired Fund Plan, participants receive certificates for whole common shares and a cash payment for all fractional shares.

There is no charge for reinvestment of dividends or distributions. However, all participants bear a pro rata share of brokerage commissions and incidental expenses incurred with respect to the Plan Agent’s open market purchases, when applicable, and participants for whose accounts shares are sold bear a pro rata share of the brokerage commissions and incidental expenses incurred with respect to the Plan Agent’s open market sales.

The Acquired Fund reserves the right to amend or terminate the Acquired Fund Plan. All correspondence concerning the Acquired Fund Plan, including requests for additional information or any questions about the Acquired Fund Plan, should be directed to the Plan Agent at DST Systems, Inc., The Hartford Income Shares Fund, Inc., Attn: Closed End Funds, P.O. Box 219812, Kansas City, Missouri 64121-9812.

CAPITALIZATION OF THE FUNDS

The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, par value of $0.01 per share. Shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are, and those shares issuable in the Reorganization when issued will be, fully paid and non-assessable. Shareholders are entitled to one vote per share. All voting rights for the election of trustees are non-cumulative, which has the effect of allowing holders of more than 50% of the outstanding shares, voting for the election of trustees to elect 100% of the trustees then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will be unable to elect any trustees. The Acquiring Fund holds an annual meeting of shareholders each fiscal year. The foregoing description is subject to the provisions contained in the Acquiring Fund’s Declaration of Trust and By-Laws. For a description of certain differences between the rights of shareholders of the Acquired Fund and those of the Acquiring Fund, please see “Material Differences in Rights of Acquired Fund and Acquiring Fund Shareholders” above.

The Acquired Fund is authorized to issue 1,000,000,000 shares of common stock with a par value of $0.001 per share.  For a description of certain rights and attributes of the common stock, please see “Material Differences in Rights of Acquired Fund and Acquiring Fund Shareholders” above.

The following chart shows the number of shares of the Acquiring Fund and Acquired Fund authorized and outstanding as of [date]:

	AMOUNT AUTHORIZED	AMOUNT HELD BY FUND OR FOR ITS ACCOUNT	AMOUNT OUTSTANDING EXCLUSIVE OF AMOUNTS HELD BY FUND OR FOR ITS ACCOUNT
ACQUIRING FUND - Shares of Beneficial Interest, $0.01 par value per share	Unlimited	[ ]	[ ]

ACQUIRED FUND - Common Stock, $0.001 par value per share	1,000,000,000	[ ]	[ ]

The following table shows on an unaudited basis the capitalization of each Fund and on a PRO FORMA basis, each as of [      ], 2010, after giving effect to the Reorganization.

	NET ASSETS (THOUSANDS)		NET ASSET VALUE PER SHARE		SHARES OUTSTANDING (THOUSANDS)
ACQUIRING FUND	$	[ ]	$	[ ]	[ ]

ACQUIRED FUND	$	[ ]	$	[ ]	[ ]

ACQUIRING FUND — PRO FORMA	$	[ ]	$	[ ]	[ ]

APPRAISAL RIGHTS

Acquiring Fund

Shareholders of the Acquiring Fund do not have appraisal rights for their shares of beneficial interest of the Acquiring Fund because the Acquiring Fund is organized as a Delaware statutory trust and its Declaration of Trust does not provide for appraisal rights.

Acquired Fund

Under Maryland law, stockholders of an investment company whose shares are traded publicly on a national securities exchange are not entitled to demand the fair value of their shares in connection with a reorganization. Thus, holders of common stock of the Acquired Fund will not have appraisal rights.

GENERAL INFORMATION

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Acquiring Fund

Cutwater, 113 King Street, Armonk, New York 10504, serves as the Acquiring Fund’s investment adviser.  PNC Global Investment Servicing, Inc., P.O. Box 43027 Providence, Rhode Island 02940, serves as the Acquiring Fund’s administration, accounting and transfer agent, dividend disbursing agent and registrar.  PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the Acquiring Fund’s custodian.

Acquired Fund

HIFSCO, P.O. Box 1744, Hartford, Connecticut 06144, serves as the Acquired Fund’s investment adviser.  HIMCO, 55 Farmington Avenue, Hartford, Connecticut 06105, serves as the Acquired Fund’s investment sub-adviser.  Hartford Administrative Services Company, P.O. Box 64387, St. Paul, Minnesota 55164, serves as the Acquired Fund’s transfer agent.  DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the Acquired Fund’s dividend disbursing agent, registrar and sub-transfer agent.  State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the Acquired Fund’s custodian.

OTHER BUSINESS

Under Maryland law, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the proposal to approve the Reorganization, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of stockholders should arise, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

SHAREHOLDER REPORTS

Shareholders can find important information about the Acquiring Fund in its annual report for the fiscal year ended March 31, 2010 and semi-annual report for the six-month period ended September 30, 2009, each of which are incorporated by reference into the SAI related to this Proxy Statement/Prospectus.  You can obtain a copy of the Acquiring Fund’s most recent annual or semi-annual report without charge by calling (800) 331-1710.

Shareholders can find important information about the Acquired Fund in its annual report for the fiscal year ended July 31, 2009 and semi-annual report for the six-month period ended January 31, 2010, each of which are incorporated by reference into the SAI related to this Proxy Statement/Prospectus.  You can obtain a copy of the Acquiring Fund’s most recent annual or semi-annual report without charge by calling (888) 483-0972.

PROXY SOLICITATION

The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus beginning on or about April [  ], 2010, but proxies may also be solicited from a representative of The Hartford or from our proxy solicitor, Computershare.  The estimated cost of retaining Computershare is approximately $[ ].  If we have not received your vote as the date of the Meeting approaches, you may receive a call from these parties to ask for your vote.  Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

In all cases where a telephonic proxy or voting instructions are solicited by Computershare, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information previously provided to Computershare, then the Computershare representative will explain the proxy voting process, read the description of the Reorganization listed on the proxy card, and ask for the shareholder’s instructions regarding the Reorganization.  Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus.  The Computershare representative will record the shareholder’s instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call the Computershare representative immediately if his or her instructions are not correctly reflected in the confirmation.

The cost of the Meeting, including the preparation and mailing of the notice, Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne in equal portions by Cutwater and HIFSCO.

VOTE REQUIRED

Approval of the Reorganization by the Acquired Fund requires the affirmative vote of the holders of two-thirds of all the votes entitled to be cast on the matter as of the Record Date.  Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Reorganization.

SHAREHOLDER PROPOSALS

Acquiring Fund

Proposals intended to be presented by Acquiring Fund shareholders for consideration at the Acquiring Fund’s 2011 Annual Meeting of Shareholders must be received by the Secretary of the Acquiring Fund at the Acquiring Fund’s principal office no later than January [  ], 2011 in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at the Acquiring Fund’s 2011 Annual Meeting of Shareholders, other than one that will be included in the Acquiring Fund’s proxy materials, must notify the Acquiring Fund no later than March [  ], 2011. If a shareholder who wishes to present a proposal fails to notify the Acquiring Fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules.

Acquired Fund

Proposals intended to be presented by Acquired Fund shareholders for consideration at the Acquired Fund’s 2011 Annual Meeting of Shareholders, if any, must be received by the Secretary of the Acquired Fund at the Acquired Fund’s principal office within a reasonable time before the Acquired Fund begins to print and send its proxy materials.  Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. If a shareholder who wishes to present a proposal fails to properly notify the Acquired Fund in a timely manner, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules. If the Reorganization is approved by shareholders and consummated as described herein, the Acquired Fund will liquidate and dissolve and will have no 2011 annual meeting.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

If the Reorganization is approved, the Acquiring Fund will establish a position for each Acquired Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization.

It will not be necessary for shareholders of the Acquired Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the Acquired Fund, such certificates will become null and void. No certificates for the Acquiring Fund will be issued.

BENEFICIAL OWNERS

Acquiring Fund

As of [   ], 2010, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Acquiring Fund’s shares.  As of [      ], 2010, to the knowledge of the Acquiring Fund, no person owned beneficially more than 5% of the outstanding shares of the Acquiring Fund, except as listed in APPENDIX D.

As of March 31, 2010, none of the Independent Trustees of the Acquiring Fund (or their immediate family members) had share ownership in securities of the Acquiring Fund’s investment adviser or in an entity controlling, controlled by or under common control with the investment adviser (not including registered investment companies).

Acquired Fund

As of [   ], 2010, all Directors and officers as a group owned less than 1% of the outstanding shares of the Acquired Fund’s shares.  As of [      ], 2010, to the knowledge of the Acquired Fund, no person owned beneficially more than 5% of the outstanding shares of the Acquired Fund, except as listed in APPENDIX D.

As of [      ], 2010, none of the Independent Directors of the Acquired Fund (or their immediate family members) had share ownership in securities of the Acquired Fund’s investment adviser or in an entity controlling, controlled by or under common control with the investment adviser (not including registered investment companies).

TRANSACTION AGREEMENT BETWEEN CUTWATER AND HIFSCO

Under the Transaction Agreement, HIFSCO has agreed to sell to Cutwater its books and records relating to the investment advisory services provided by HIFSCO to the Acquired Fund. Cutwater and HIFSCO have also agreed to share equally all expenses related to the Transaction. Consummation of the Transaction Agreement is dependent upon the satisfaction or waiver of certain conditions including, among other things, shareholders of the Acquired Fund approving the Reorganization. If the Transaction Agreement is terminated for any reason, the Reorganization may not occur, even if the Reorganization has been approved by Acquired Fund shareholders. If the Reorganization is not consummated due to a condition not being satisfied or waived or the Transaction Agreement being terminated, the Acquired Fund may realize costs to the extent that the Acquired Fund has already realigned its portfolio or liquidated securities in anticipation of the Reorganization.

LEGAL PROCEEDINGS

Certain legal matters in connection with the issuance of shares of the Acquiring Fund have been passed upon by Pepper Hamilton LLP, counsel to the Acquiring Fund.  Certain legal matters in connection with the Reorganization have been passed upon by Dechert LLP, counsel to the Acquired Fund.

EXPERTS

The audited financial statements of the Acquiring Fund incorporated by reference into the SAI relating to this Proxy Statement/Prospectus have been audited by [      ], an independent registered public

accounting firm, as stated in their report incorporated by reference into the SAI relating to this Proxy Statement/Prospectus. Such financial statements are included in reliance upon reports of such firm given their authority as experts in accounting and auditing.

The audited financial statements of the Acquired Fund incorporated by reference into the SAI relating to this Proxy Statement/Prospectus have been audited by [      ], an independent registered public accounting firm, as stated in their report incorporated by reference into the SAI relating to this Proxy Statement/Prospectus. Such financial statements are included in reliance upon reports of such firm given their authority as experts in accounting and auditing.

INFORMATION ABOUT THE FUNDS

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and file reports and other information with the SEC at 100 F Street, N.E., Washington, DC 20549.  Proxy materials, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC.  The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, WE REQUEST PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY.  A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By Order of the Board of Directors,

Edward P. Macdonald Secretary

[      ], 2010
P.O. Box 2999

Hartford, Connecticut 06104-2999

MORE INFORMATION REGARDING THE FUNDS

The following information applies to the Funds.

INVESTMENT ADVISORY ARRANGEMENTS

Acquiring Fund

The Acquiring Fund is advised by Cutwater, whose principal business address is 113 King Street, Armonk, New York 10504.  Cutwater has been providing advisory services to the Acquiring Fund since June 2005.  As of March 31, 2010, Cutwater had a total of $[   ] billion in assets under management.  Cutwater serves as an investment adviser to pension funds, endowments, local government entities, insurance companies and several other investment companies.  Cutwater is an indirect wholly owned subsidiary of MBIA, Inc., a Connecticut corporation, whose common stock is a publicly traded on the NYSE under the symbol “MBI.”  MBIA, Inc., through its subsidiaries, is in the business of providing financial guarantee insurance and investment management and financial services to public finance clients and financial institutions on a global basis.

Acquired Fund

HIFSCO is the investment adviser to the Acquired Fund. HIFSCO is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $380.8 billion in assets as of December 31, 2009. At the same time, HIFSCO had over $50.5 billion in assets under management. HIFSCO is responsible for the management of the Acquired Fund and supervises the activities of HIMCO, the Acquired Fund’s investment sub-adviser. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

HIMCO, the Acquired Fund’s investment sub-adviser, is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. HIMCO is a wholly owned subsidiary of The Hartford. As of December 31, 2009, HIMCO had investment management authority over approximately $143.9 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

EXPENSES

Acquiring Fund

Except as indicated elsewhere, the Acquiring Fund will pay all of its expenses, including fees of the trustees not affiliated with its investment adviser and board meeting expenses; fees of its investment adviser and PNC Global; interest charges; franchise and other taxes; organizational expenses; charges and expenses of the Acquiring Fund’s legal counsel and independent accountants; expenses of repurchasing shares; expenses of issuing shares, shareholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of shareholder meetings; SEC and state registration fees; NYSE listing fees; and fees of any rating agencies retained to rate any preferred shares issued by the Acquiring Fund.

Acquired Fund

Except as indicated elsewhere, the Acquired Fund will pay all of its expenses, including fees of the directors not affiliated with its investment adviser and board meeting expenses; fees of its investment adviser and other service providers; interest charges; franchise and other taxes; organizational expenses; charges and expenses of the Acquired Fund’s legal counsel and independent accountants; expenses of repurchasing shares; expenses of issuing any preferred shares or indebtedness; expenses of issuing shares, shareholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of shareholder meetings; SEC and state registration fees; and NYSE listing fees.

DETERMINATION OF NET ASSET VALUE

Acquiring Fund

The NAV per share of the Acquiring Fund is computed based upon the value of the Acquiring Fund’s portfolio securities and other assets.  The NAV per share of the Acquiring Fund is determined as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time).  The Acquiring Fund calculates NAV per share of the Acquiring Fund by subtracting the Acquiring Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Acquiring Fund) from the Acquiring Fund’s total assets (the value of the securities the Acquiring Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares of the Acquiring Fund outstanding.

Prices for fixed income securities normally are supplied by an independent pricing service.  Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost.  Prices for equity securities are determined by an independent pricing service at its last sale price on the exchange where the security is traded most extensively (the “primary exchange”).  In the absence of any sales on the primary exchange, equity securities will be valued at the mean between the closing asked and bid quotations.  An unlisted security is valued at the mean between the closing asked and bid quotations in the market where the security is traded most extensively. When market quotations are not readily available or are deemed to be unreliable by Cutwater, a security’s current market value, is valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Acquiring Fund.

Acquired Fund

The NAV per is determined for the Acquired Fund as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The NAV per share is determined by dividing the value of the Acquired Fund’s net assets by the number of shares outstanding.

The Acquired Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Acquired Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Acquired Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Acquired Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, the Acquired Fund uses a fair value pricing service approved by the Acquired Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Acquired Fund. The value of the portfolio securities of the Acquired Fund in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Acquired Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Acquired Fund may cause the NAV of the Acquired Fund to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Acquired Fund could obtain the fair value assigned to a security if the Acquired Fund were to sell the security at approximately the time at which that the Acquired Fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using the prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by the Acquired Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Acquired Fund’s Board of Directors. Generally, the Acquired Fund may use fair valuation in regards to debt securities when the Acquired Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.  The Acquired Fund’s investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

DIVIDENDS AND OTHER DISTRIBUTIONS

Acquiring Fund

The Acquiring Fund distributes at least quarterly substantially all of its net investment income, if any, and annually all of its capital gains, if any, except to the extent such gains are offset against capital loss carryforwards.

Acquired Fund

The Acquired Fund distributes, out of assets legally available for distribution, substantially all of its net investment income, if any, on a monthly basis, and annually all of its capital gains, if any, except to the extent such gains are offset against capital loss carryforwards.

FEDERAL INCOME TAXES

This section summarizes certain U.S. federal income tax considerations affecting each Fund and its shareholders.  This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund.  The summary is based upon current provisions of the Code, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein.  The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to, insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

The Funds have not requested nor will they request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion applicable to each shareholder of a Fund addresses only some of the federal income tax considerations generally affecting investments in a Fund.  Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of U.S. federal, state, local, foreign and other tax laws affecting the particular shareholder of the Fund’s shares and to possible effects of changes in federal or other tax laws.

Taxation of the Funds

Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (“RIC”) under the Code.  By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.  Qualification as a RIC under the Code requires, among other things, that: (a) a Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and net income from certain qualified publicly traded partnerships; (b) a Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships”; and (c) a Fund distributes for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of expenses allocable thereto.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions (“net tax-exempt interest”).  A Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year.  Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax.  A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.  No assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Taxation of Shareholders

Distributions.  Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return.  Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.  Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.  For non-corporate taxpayers, however, short-term capital gains and ordinary income are currently taxed at a maximum rate of 35% (currently scheduled to increase to 39.6% after 2010) while long-term capital gains recognized are taxed at a maximum rate of 15% (currently scheduled to increase to 20% after 2010).

Non-corporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders in taxable years beginning before January 1, 2011.  (After 2010, qualified dividend income is scheduled to be taxed at ordinary income rates.)  A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met.  A corporate shareholder of a Fund may be eligible for the dividends received deduction on the Fund’s distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.  It is not expected that any significant portion of distributions will be qualified dividends or qualify for the corporate dividends received deduction.

Not later than 60 days after the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders are urged and advised to consult their own tax advisors for more information.

Sales, Exchanges or Redemptions.  Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than one year and short-term if held for one year or less.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

Backup Withholding.  Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% (currently scheduled to increase to 31% after 2010) of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The foregoing is only a summary of certain U.S. federal income tax considerations affecting the each Fund and its shareholders.  These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.  Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of U.S. federal, state, local, foreign and other tax laws affecting the particular shareholder of the Fund’s shares and to possible effects of changes in federal or other tax laws.

State and Local Tax Matters

All shareholders are urged and advised to consult with their own tax advisor about state and local tax matters.

Non-U.S. Shareholders

All non-U.S. shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in a Fund.

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND

The table below sets forth selected financial data for a share of the Acquiring Fund outstanding throughout each period presented. The financial highlights as of or for each annual period presented have been audited by [                           ], as stated in their report, which, along with the Acquiring Fund’s financial statements and financial highlights, is included in the Acquiring Fund’s 2010 Annual Report, which is incorporated by reference into the SAI relating to this Proxy Statement/Prospectus. The following information should be read in conjunction with the Financial Statements and Notes thereto. The table below contains per share operating performance data, total investment returns, ratios to average net assets and other supplemental data.

	Year Ended March 31,
	2010		2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period			$19.01	$20.01	$19.72	$20.62
Net investment income(1)			1.06	1.10	1.09	1.10
Net realized and unrealized gain/(loss) on investments(1)			(3.29)	(0.95)	0.35	(0.85)
Total from investment operations			(2.23)	0.15	1.44	0.25

Less Distributions:
Dividends from net investment income			(1.15)	(1.15)	(1.15)	(1.15)
Distributions from tax return of capital			—	—	—	—

Total distributions			(1.15)	(1.15)	(1.15)	(1.15)

Net asset value, end of period			$15.63	$19.01	$20.01	$19.72

Per Share market price, end of period			$13.77	$17.14	$18.30	$17.75

Total Investment Return (1)
Based on market value		%	(13.62)%	(0.10)%	9.93%	3.52%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)			$76,720	$93,282	$98,197	$96,759
Ratio of expenses to average net assets		%	1.21%	0.88%	1.00%	0.90%
Ratio of net investment income to average net assets		%	6.18%	5.66%	5.57%	5.42%
Portfolio turnover rate		%	21.46%	17.25%	25.90%	24.33%
Number of Shares outstanding at end of period (in 000’s)			4,908	4,908	4,908	4,908

(1)         Total investment return is calculated assuming a purchase of Shares at the market price on the first day and a sale at the market price on the last day of the period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment return does not reflect brokerage commissions.  The total investment return, if for less than a full year, is not annualized.  Past performance is not a guarantee of future results.

FINANCIAL HIGHLIGHTS FOR THE ACQUIRED FUND

The table below sets forth selected financial data for a share of the Acquired Fund outstanding throughout each period presented. The financial highlights as of or for each annual period presented have been audited by [                    ], as stated in their report, which, along with the Acquiring Fund’s financial statements and financial highlights, is included in the Acquiring Fund’s 2009 Annual Report, which is incorporated by reference into the SAI relating to this Proxy Statement/Prospectus. The following information should be read in conjunction with the Financial Statements and Notes thereto. The table below contains per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. The information for the six month period ended January 31, 2010 is unaudited.

	(Unaudited)		Year Ended July 31,
	2010♦		2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$5.85		$6.58	$7.82	$7.70	$8.16	$7.93
Net investment income(1)	0.21		0.49	0.55	0.55	0.56	0.56
Net realized and unrealized gain/(loss) on investments(1)	0.36		(0.72)	(1.24)	0.12	(0.47)	0.22
Total from investment operations	0.57		(0.23)	(0.69)	0.67	0.09	0.78

Less Distributions:
Dividends from net investment income	(0.22)		(0.50)	(0.55)	(0.55)	(0.55)	(0.55)
Distributions from tax return of capital	—		—	—	—	—	—

Total distributions	(0.22)		(0.50)	(0.55)	(0.55)	(0.55)	(0.55)

Net asset value, end of period	$6.20		$5.85	$6.58	$7.82	$7.70	$8.16

Per Share market price, end of period	$5.69		$5.50	$6.09	$7.43	$7.23	$7.88

Total Investment Return
Based on market value (a)	7.38%		(0.60)%	(11.28)%	10.13%	(1.40)%	16.42

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$81,072		$76,452	$85,879	$102,096	$100,241	$106,084
Ratio of gross expenses to average monthly net assets	0.84	%(b)	0.92%	0.96%	0.76%	0.78%	0.76%
Ratio of net investment income to average monthly net assets	6.82%		8.97%	7.69%	6.80%	7.12%	6.89%
Portfolio turnover rate	32%		31%	23%	39%	20%	17%
Number of Shares outstanding at end of period (in 000’s)	13,067		13,067	13,060	13,059	13,014	12,989

♦    For the six-month period ended January 31, 2010.

(a)   Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(b)   Annualized

INDEX OF APPENDICES

Appendix A:	Form of Agreement and Plan of Reorganization

Appendix B:	Comparison of Acquired Fund’s and Acquiring Fund’s Fundamental and Non-Fundamental Investment Restrictions

Appendix C:	Explanation of Strategies and Risks from Acquiring Fund’s Prospectus

Appendix D:	Beneficial Owners

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this              day of                     , 2010, by and between Rivus Bond Fund, a Delaware statutory trust (“Acquiring Fund”), with its principal place of business at 113 King Street, Armonk, New York 10504, and The Hartford Income Shares Fund, Inc., a Maryland corporation (“Acquired Fund,” and together with the Acquiring Fund, the “Funds”), with its principal place of business at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

PLAN OF REORGANIZATION

Subject to the terms and conditions of this Agreement, at the Effective Date (as defined herein), the Acquiring Fund and the Acquired Fund shall consummate a reorganization (the “Reorganization”).  The Reorganization shall consist of (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for full or fractional Acquiring Fund Shares (as defined herein), (b) the assumption by the Acquiring Fund of the Liabilities (as defined herein) of the Acquired Fund, and (c) the distribution of full or fractional Acquiring Fund Shares to the Acquired Fund Stockholders (as defined herein), followed by the complete liquidation and dissolution of the Acquired Fund.  The parties intend that the Reorganization shall qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

AGREEMENT

In consideration of the covenants and agreements hereinafter set forth, and intending to be legally bound, the Funds hereby agree as follows:

1.                                      Representations and Warranties of the Acquiring Fund.

The Acquiring Fund represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power to own all of its properties and assets and to carry out this Agreement.  The Acquiring Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (File No. 811-02201) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.  The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify until consummation of the Reorganization and at all times thereafter.

(c) The Acquiring Fund has the requisite power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes its valid and binding agreement enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization.  The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(e) Execution of or performance under this Agreement will not violate any provision of the Acquiring Fund’s Declaration of Trust, as amended, its by-laws, as amended, any contract or other commitment or obligation to which it is a party, or any order or decree to which the Acquiring Fund is subject, except for provisions that may be satisfied, amended or waived to cure any potential violation as a condition precedent to the Reorganization.

(f) The Acquired Fund has been furnished with: (i) a statement of assets, liabilities and capital and a schedule of investments of the Acquiring Fund, each as of the fiscal year ended March 31, 2009, said financial statements having been audited by [              ], an independent registered public accounting firm; and (ii) a statement of assets, liabilities and capital and a schedule of investments of the Acquiring Fund, each as of the six-month period ended September 30, 2009.

(g) The Acquired Fund has been furnished with the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2009 and the Acquiring Fund’s Semi-Annual Report to Shareholders for the six-month period ended September 30, 2009, and the financial statements appearing therein fairly present the financial position of the Acquiring Fund as of the dates indicated therein, in conformity with generally accepted accounting principles applied on a consistent basis.

(h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in either the Acquiring Fund Proxy Statement or the N-14 Registration Statement (each as defined below) or not otherwise disclosed in writing to the Acquired Fund prior to the date of this Agreement.

(i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of business as an investment company since the date of such statements, and those incurred in connection with the Reorganization.

(j) The Acquiring Fund has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date occurs.  All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(k) The approval by the holders of a majority of the votes of all outstanding Acquiring Fund Shares entitled to vote thereon on the record date for the special meeting of holders of Acquiring Fund Shares is the only vote of shareholders necessary to approve this Agreement on behalf of the Acquiring Fund.  For purposes of this sub-section, a “majority” means more than 50% of the shares that are present at the special meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy.

(l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act, New York Stock Exchange rules and regulations and such as may be required by state securities laws.

(m) The proxy statement to be filed by the Acquiring Fund on Schedule 14A relating to the Acquiring Fund Shares to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “Acquiring Fund Proxy Statement”) on the effective date of the Acquiring Fund Proxy Statement, at the time of the shareholders’ meeting referred to in Section 6(a) of this Agreement, insofar as it relates to the Acquiring Fund or the description of this Agreement or the Reorganization (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in, or omissions from, the Acquiring Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund in writing for use in the  Acquiring Fund Proxy Statement.

(n) The registration statement to be filed by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Shares to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “N-14 Registration Statement”) on the effective date of the N-14 Registration Statement, at the time of the stockholders’ meeting referred to in Section 6(b) of this Agreement and at the Effective Date, insofar as it relates to the Acquiring Fund or the description of this Agreement or the Reorganization (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund in writing for use in the N-14 Registration Statement.

(o) On the date of this Agreement, the Acquiring Fund is authorized to issue [        ] shares of beneficial interest, par value $0.01 per share (the “Acquiring Fund Shares”), of which [     ] shares were outstanding as of [                ], 2010. Each outstanding Acquiring Fund Share is fully paid, nonassessable and has all voting rights required by the 1940 Act.

(p) All of the issued and outstanding Acquiring Fund Shares have been issued in conformity with all applicable Federal and state securities laws.

(q) The Acquiring Fund Shares to be issued pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will have the voting rights set forth in the Acquiring Fund’s Declaration of Trust, as amended, the Acquiring Fund’s By-Laws, as amended, and the 1940 Act, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(r) At or prior to the Effective Date, the Acquiring Fund Shares to be issued pursuant to this Agreement will be duly qualified for offering to the public in conformity with all applicable federal and state securities laws, and there will be a sufficient number of such shares registered under the 1933 Act to permit the issuance contemplated by this Agreement.

(s) The Acquiring Fund has adopted and implemented policies and procedures required by Rule 38a-1 under the 1940 Act.

(t) The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

2.                                      Representations and Warranties of the Acquired Fund.

The Acquired Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the requisite corporate power to own all of its properties and assets and to carry out this Agreement.  The Acquired Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted.

(b) The Acquired Fund is duly registered under the 1940 Act (File No. 811-02281) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.  The Acquired Fund has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify until consummation of the Reorganization and at all times thereafter.

(c) The Acquired Fund has corporate power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes its valid and binding agreement enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund which assert liability on the part of the Acquired Fund or which materially affect its financial condition or its ability to consummate the Reorganization.  The Acquired Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(e) Execution of or performance under this Agreement will not violate any provision of the Acquired Fund’s Articles of Incorporation, as amended, its Articles Supplementary, as amended, its by-laws, as amended, any contract or other commitment or obligation to which it is a party, or any order or decree to which the Acquired Fund is subject, except for provisions that may be satisfied, amended or waived to cure any potential violation as a condition precedent to the Reorganization.

(f) The Acquiring Fund has been furnished with: (i) a statement of assets, liabilities and capital and a schedule of investments of the Acquired Fund, each as of the fiscal year ended July 31, 2009,

said financial statements having been audited by Ernst & Young LLP, an independent registered public accounting firm; and (ii) a statement of assets, liabilities and capital and a schedule of investments of the Acquired Fund, each as of the six-month period ended January 31, 2010.

(g) The Acquiring Fund has been furnished with the Acquired Fund’s Annual Report to Stockholders for the fiscal year ended July 31, 2009 and the Acquired Fund’s Semi-Annual Report to Stockholders for the six-month period ended January 31, 2010, and the financial statements appearing therein fairly present the financial position of the Acquired Fund as of the dates indicated therein, in conformity with generally accepted accounting principles applied on a consistent basis.

(h) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the Acquiring Fund Proxy Statement or the N-14 Registration Statement or not otherwise disclosed in writing to the Acquiring Fund prior to the date of this Agreement.

(i) The Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of business as an investment company since the date of such statements, and those incurred in connection with the Reorganization.

(j) The Acquired Fund has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date occurs.  All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(k) The approval by the holders of two-thirds of the votes of all outstanding shares of Acquired Fund Common Stock entitled to vote thereon on the record date for the special meeting of Acquired Fund Stockholders is the only vote of stockholders necessary to approve this Agreement on behalf of the Acquired Fund.

(l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, New York Stock Exchange rules and regulations and the laws of the State of Maryland.

(m) The Acquiring Fund Proxy Statement, on its effective date, at the time of the shareholders’ meeting referred to in Section 6(a) of this Agreement, insofar as it relates to the Acquired Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection apply only to statements in or omissions from the Acquiring Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund in writing for use in the Acquiring Fund Proxy Statement.

(n) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meeting referred to in Section 6(b) of this Agreement and at the Effective Date, insofar as it relates to the Acquired Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund in writing for use in the N-14 Registration Statement.

(o) On the date of this Agreement, the only shares of capital stock authorized for issuance by the Acquired Fund are one billion (1,000,000,000) shares of common stock, par value $0.001 per share (the “Acquired Fund Common Stock”), of which [         ] shares were outstanding.  Each outstanding share of Acquired Fund Common Stock is fully paid, nonassessable and has full voting rights.

(p) All of the issued and outstanding shares of the Acquired Fund Common Stock have been issued in conformity with all applicable Federal and state securities laws.

(q) The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

3.                                      The Reorganization.

(a) Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to convey, transfer and deliver the assets of the Acquired Fund described in Section 3(b) to the Acquiring Fund.  In exchange, the Acquiring Fund agrees: (a) to deliver to the Acquired Fund the number of full or fractional Acquiring Fund Shares determined by dividing the aggregate value of the Acquired Fund’s assets, net of the liabilities of the Acquired Fund, computed in the manner and as of the time and date set forth in Section 3(f), by the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in Section 3(f); and (b) to assume the Liabilities of the Acquired Fund described in Section 3(c).  Such transactions shall take place on the Effective Date.

(b) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Acquired Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Effective Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 6(l), and other than the Acquired Fund’s rights under this Agreement (the “Assets”).

(c)                                  The Acquired Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Effective Date. The Acquiring Fund will assume: (i) those accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund’s statement of assets and liabilities as of the Effective Date delivered by the Acquired Fund to the Acquiring Fund pursuant to this Section (the “Stated Liabilities”); (ii) all of the Acquired Fund’s liabilities and obligations arising after the Effective Date from the use of the Assets from and after the Effective Date (“Post-Closing Liabilities”); and (iii) any liability or obligation that is an embedded characteristic of an Acquired Fund portfolio security that is an Asset (together with the Stated Liabilities and the Post-Closing Liabilities, the “Liabilities”).

(d) The Acquired Fund will prepare and deliver to the Acquiring Fund on the Effective Date (1) a statement of the Assets and Stated Liabilities of the Acquired Fund and (2) a list of the Acquired Fund’s portfolio securities showing the tax costs of each of its assets by lot and the holding period of such assets, each of (1) and (2) as of the Effective Date, and certified by the President (or any Vice President) and Treasurer of the Acquired Fund.

(e) Prior to the Effective Date, the Acquired Fund shall have made arrangements with State Street Bank and Trust Company, its custodian, to deliver on the Effective Date a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to PFPC Trust Company, custodian for the Acquiring Fund, prior to or on the Effective Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Effective Date and transferred and delivered by the Acquired Fund as of the Effective Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Effective Date by book entry with the customary practices of such depositories and the custodian for the Acquiring Fund.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Effective Date.

(f) The number of full or fractional Acquiring Fund Shares to be issued to the Acquired Fund shall be computed by dividing: (i) the aggregate value of the Acquired Fund’s Assets, net of the Acquired Fund’s Stated Liabilities, as computed by the Acquired Fund on the Effective Date by (ii) the net asset value of one Acquiring Fund Share as determined by the Acquiring Fund on the Effective Date.

4.                                      Liquidation and Distribution.

(a) At or as soon as practicable after the Effective Date, the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its stockholders of record, determined as of the close of business on the Effective Date (the “Acquired Fund Stockholders”), all of the full or fractional Acquiring Fund Shares received by the Acquired Fund.  Upon completion of the distribution of the Acquiring Fund Shares, the Acquired Fund will thereupon proceed to dissolve and terminate in accordance with Maryland General Corporation Law and other applicable law.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Stockholders.  All issued and outstanding shares of the Acquired Fund will, simultaneously with the distribution, be cancelled on the books of the Acquired Fund and will be null and void.

(b) Any outstanding certificates evidencing ownership of Acquired Fund Common Stock as of the Effective Date shall be cancelled and nullified on the Effective Date.  The Acquiring Fund shall not issue new certificates evidencing ownership of Acquiring Fund Shares in connection with the Reorganization.

(c) Prior to the Effective Date, the Acquired Fund shall have made arrangements with Hartford Administrative Services Company, its transfer agent, to deliver to the Acquiring Fund a list of the names and addresses of all of the stockholders of record of Acquired Fund Common Stock on the Effective Date and the number of shares of Acquired Fund Common Stock owned by each such stockholder, certified by the Acquired Fund’s transfer agent or President to the best of their knowledge and belief.

5.                                      Payment of Expenses.

(a) All expenses incurred in connection with the Reorganization shall be paid in equal portions by Cutwater Asset Management, the Acquiring Fund’s investment adviser (“Cutwater”), and Hartford Investment Financial Services, LLC, the Acquired Fund’s investment adviser (“HIFSCO”).  Such fees and expenses shall include legal, accounting and state securities or blue sky fees (if any), printing costs, proxy solicitation fees, consulting fees, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization.

(b) Neither the Acquiring Fund nor the Acquired Fund shall pay any expenses of its respective shareholders arising out of or in connection with the Reorganization.

6.                                      Covenants of the Funds.

(a) The Acquiring Fund agrees to call a special meeting of its shareholders to be held as soon as is practicable after the effective date of the Acquiring Fund Proxy Statement for the purposes of considering the Reorganization as described in this Agreement.

(b) The Acquired Fund agrees to call a special meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

(c) Each Fund covenants to operate its respective business as presently conducted between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Acquired Fund, preparing for its deregistration, except that the distribution of dividends pursuant to Section 6(l) of this Agreement shall not be deemed to constitute a breach of the provisions of this Section 6(c).

(d) The Acquiring Fund will file the Acquiring Fund Proxy Statement with the Securities and Exchange Commission (the “Commission”) as promptly as practicable and will use its best efforts to provide that the Acquiring Fund Proxy Statement becomes effective as promptly as practicable thereafter.  The Acquired Fund agrees to cooperate fully with the Acquiring Fund and will furnish to the Acquiring Fund the information relating to itself to be set forth in the Proxy Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and applicable state securities or blue sky laws.

(e) The Acquiring Fund will file the N-14 Registration Statement with the Commission as promptly as practicable and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable thereafter.  The Acquired Fund agrees to cooperate fully with the Acquiring Fund and will furnish to the Acquiring Fund the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and applicable state securities or blue sky laws.

(f) The Acquiring Fund will use commercially reasonable efforts to obtain any and all regulatory, rating agency, trustee and/or shareholder approvals necessary to issue the Acquiring Fund Shares in connection with the Reorganization.

(g) The Acquiring Fund agrees that it has no plan or intention to sell or otherwise dispose of the Assets of the Acquired Fund to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

(h) Each Fund agrees that, on or before the Effective Date, all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such taxes.  In connection with this covenant, the Acquired Fund agrees to cooperate with the Acquiring Fund in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.  The Acquiring Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for its taxable periods first ending after such Effective Date and for all prior taxable periods.  Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding.  After the Effective Date, the Acquiring Fund at its expense shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Acquired Fund with respect to its final taxable year ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons.

(i) The Acquiring Fund agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a Proxy Statement which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(j) The Acquired Fund agrees to mail to its respective stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(k) The Acquired Fund shall have taken all steps required to terminate all contracts with service providers effective not later than the Effective Date and the Acquired Fund shall record any liabilities arising therefrom.

(l) Prior to the Effective Date, the Acquired Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the Effective Date, which, together with all previous dividends, shall have the effect of distributing to the Acquired Fund Stockholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Effective Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Effective Date and all of its net capital gains realized in all taxable periods ending on or before the Effective Date (after reduction for any capital loss carry forward).

(m) Following the consummation of the Reorganization, the Acquiring Fund expects to stay in existence and continue its business as a closed-end management investment company registered under the 1940 Act.

(n) Except as contemplated herein, each Fund agrees that, other than with respect to the dividend contemplated in Section 6(l), during the period from the date hereof to and including the Effective Date, it will declare and pay dividends consistent with past practices and the terms of its shares.

(o) The Acquired Fund undertakes that, if the Reorganization is effected, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Fund has ceased to be a registered investment company.

7.                                      Effective Date of the Reorganization.

The Reorganization shall be effective five (5) business days after each of the conditions in Sections 8 and 9 has been satisfied or waived by the applicable party, or at such other time and date as fixed by the mutual consent of the parties (such date, the “Effective Date”).

8.                                      Acquiring Fund’s Conditions.

The obligation of the Acquiring Fund to consummate the Reorganization shall be subject to the satisfaction or waiver of the following conditions:

(a) The Reorganization pursuant to this Agreement shall have been approved by the Acquired Fund, by the affirmative vote of the holders of two-thirds of all the votes entitled to be cast on the matter on the record date for the special meeting of Acquired Fund Stockholders; and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions adopting this Agreement and approving the Reorganization adopted by its Board of Directors and Stockholders and certified by its Secretary.

(b) The Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by its President (or any Vice President) and its Treasurer, dated the Effective Date, certifying that as of such Effective Date all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and it has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

(c) The Acquiring Fund shall have received an opinion of [     ] in form and substance satisfactory to the Acquiring Fund and dated the Effective Date, to the effect that (i) the Acquired Fund is a duly organized, validly existing Maryland corporation in good standing and has the power to own all of its properties and assets and to carry on its business as presently conducted; (ii) the Acquired Fund is a duly registered closed-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, (iii) all corporate actions required to be taken by the Acquired Fund to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions thereof; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provision of the Articles of Incorporation, as amended, the Articles Supplementary, as amended, or the by-laws, as amended, or any agreement (known to such counsel) to which the Acquired Fund is a party or by which the Acquired Fund is bound; (v) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the State of Maryland for the transfer of the Acquired Fund’s Assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made; (vi) this Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming that both the Acquiring Fund Proxy Statement and N-14 Registration Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the other parties thereto, represents a valid and binding agreement, enforceable against the Acquired Fund in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles; and (vii) to the best of such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquired Fund. In giving the opinion set forth above, [     ] may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certificates and written statements of governmental officials with respect to factual matters.

Such counsel shall also state that while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in either the Acquiring Fund Proxy Statement or the N-14 Registration Statement or any amendments or supplements thereto with respect to the Acquired Fund, nothing has come to their attention that would lead them to believe that, on the respective effective dates of either the Acquiring Fund Proxy Statement or the N-14 Registration Statement or any amendments or supplements thereto, with respect to the Acquired Fund, the Acquiring Fund Proxy Statement or the N-14 Registration Statement or any amendments or supplements thereto contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein in light of the circumstances under which they were made, not misleading with respect to the Acquired Fund; provided, such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the Acquired Fund contained or incorporated by reference in the either the Acquiring Fund Proxy Statement or the N-14 Registration Statement.

(d) The Acquiring Fund shall have received an opinion from [     ] in form and substance satisfactory to the Acquiring Fund and dated the Effective Date, substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes the acquisition by the Acquiring Fund of all or substantially all of the Assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its stockholders of full or fractional Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.  The delivery of such opinion is conditioned upon receipt by [     ] of representations it shall request of the Acquiring Fund and the Acquired Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8(d).

(e) The Assets or Stated Liabilities of the Acquired Fund as of the Effective Date shall not include any assets or liabilities which the Acquiring Fund, by reason of charter limitations or otherwise, may not properly acquire or assume, there being no such assets or liabilities to the best knowledge of the Acquiring Fund as of the date of this Agreement.

(f) The Acquiring Fund Proxy Statement and the N-14 Registration Statement shall have become effective under the 1934 Act and 1933 Act, respectively, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, shall be contemplated by the Commission.

(g) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act; and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Acquired Fund or would prohibit the Reorganization.

(h) All proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(i) Prior to the Effective Date, the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income, if any, for the tax year of the Acquired Fund ending on the Effective Date, and all of its net capital gain, if any, realized for the tax year of the Acquired Fund ending on the Effective Date.

(j) There shall not have occurred any material adverse change in the financial condition of the Acquired Fund or the consolidated financial condition of HIFSCO, or results of operations of the Acquired Fund or HIFSCO, provided that any adverse changes in market prices of securities in which the Acquired Fund invests, individually or in the aggregate, shall not be deemed to be a material adverse change.

9.                                      Acquired Fund’s Conditions.

The obligations of the Acquired Fund hereunder shall be subject to the satisfaction or waiver of the following conditions:

(a) The Reorganization pursuant to this Agreement shall have been approved by the Acquiring Fund, by the affirmative vote of a majority (as defined in sub-section 1(k) above) of the votes of all outstanding Acquiring Fund Shares entitled to vote thereon on the record date for the special meeting of holders of Acquiring Fund Shares; and the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions adopting this Agreement and approving the Reorganization adopted by its Board of Trustees and Shareholders and certified by its Secretary.

(b) The Acquiring Fund shall have furnished to the Acquired Fund a certificate of its President (or any Vice President) and its Treasurer dated as of the Effective Date, certifying that, as of the Effective Date, there has been no material adverse change in its financial position since the date of the Acquiring Fund’s most recent financial statements provided to the Acquired Fund, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) The Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by its President (or any Vice President) and its Treasurer, dated the Effective Date, certifying that as of such Effective Date all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and it has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

(d) All proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

(e) The Acquiring Fund Proxy Statement and the N-14 Registration Statement shall have become effective under the 1934 Act and 1933 Act, respectively, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, shall be contemplated by the Commission.

(f) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act; and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Acquired Fund or would prohibit the Reorganization.

(g) The Acquired Fund shall have received an opinion of Pepper Hamilton LLP, as counsel to the Acquiring Fund, in form and substance satisfactory to the Acquired Fund and dated the Effective Date, to the effect that (i) the Acquiring Fund is a duly organized, validly existing Delaware statutory trust in good standing and has the power to own all of its properties and assets and to carry on its business as presently conducted (ii) the Acquiring Fund is a duly registered closed-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, (iii) all corporate actions required to be taken by the Acquiring Fund to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions thereof; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provision of the Declaration of Trust, as amended, or the by-laws, as amended, or any agreement (known to such counsel) to which the Acquiring Fund is a party or by which the Acquiring Fund is bound; (v) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the State of Delaware for the transfer of the Acquired Fund’s Assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made; (vi) this Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming that both the Acquiring Fund Proxy Statement and N-14 Registration Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the other parties thereto, represents a valid and binding agreement, enforceable against the Acquiring Fund in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;  (vi) to the best of such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquired Fund and (vii) the Acquiring Fund Shares to be issued pursuant to the Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable.  In giving the opinion set forth above, Pepper Hamilton LLP may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certificates and written statements of governmental officials with respect to factual matters.

Such counsel shall also state that while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in either the Acquiring Fund Proxy Statement or the N-14 Registration Statement or any amendments or supplements thereto with respect to the Acquiring Fund, nothing has come to their attention that would lead them to believe that, on the respective effective dates of either the Acquiring Fund Proxy Statement or the N-14 Registration Statement or any amendments or supplements thereto, with respect to the Acquiring Fund, the Acquiring Fund Proxy Statement or the N-14 Registration Statement or any amendments or supplements thereto contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein in light of the circumstances under which they were made, not misleading with respect to the Acquiring Fund; provided, such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the Acquiring Fund contained or incorporated by reference in the either the Acquiring Fund Proxy Statement or the

N-14 Registration Statement.

(h) The Acquired Fund shall have received an opinion from [     ] in form and substance satisfactory to the Acquired Fund and dated the Effective Date, substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes the acquisition by the Acquiring Fund of all or substantially all of the Assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its stockholders of full or fractional Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.  The delivery of such opinion is conditioned upon receipt by [     ] of representations it shall request of the Acquiring Fund and the Acquired Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8(h).

(i) The Acquiring Fund shall have received from the Commission such orders, approvals or interpretations as are reasonably necessary or desirable under the 1933 Act, the 1934 Act and the 1940 Act, and from any relevant state securities administrator or the New York Stock Exchange such orders or interpretations as are reasonably necessary and desirable under any applicable regulation, state securities or blue sky laws, in connection with the Reorganization, and all such orders, approvals and interpretations shall be in full force and effect.

(j) There shall not have occurred any material adverse change in the financial condition of the Acquiring Fund or the consolidated financial condition of Cutwater, or results of operations of the Acquiring Fund or Cutwater, provided that any adverse changes in market prices of securities in which the Acquiring Fund invests, individually or in the aggregate, shall not be deemed to be a material adverse change.

10.                               Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the Acquired Fund Stockholders) prior to the Effective Date, or such Effective Date may be postponed, (i) by mutual consent of the governing boards of the Funds; (ii) by the Board of Directors of the Acquired Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board or if the Acquiring Fund has made a material and intentional misrepresentation herein or in connection herewith; or (iii) by the Board of Trustees of the Acquiring Fund if any conditions of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board or if the Acquired Fund has made a material and intentional misrepresentation herein or in connection herewith.

(b) If the transactions contemplated by this Agreement have not been consummated by [        ], 2010, either Fund may terminate this Agreement by action of its governing board, except that if the failure to consummate the transactions is the result of a breach of this Agreement by a Fund, that Fund may not terminate the Agreement.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Fund or persons who are their directors, officers, agents or shareholders in respect of this Agreement, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

(d) At any time prior to the Effective Date, either Fund may, by written instrument signed by its governing board, (i) extend the time for the performance of any of the obligations or other acts of the other, (ii) waive any inaccuracies in the representations and warranties of the other contained herein, and (iii) waive compliance with any of the agreements of the other or conditions to its obligations contained herein; provided in each case that, in the judgment of the governing board of such Fund, after consultation with its counsel, such action will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund on behalf of which such action is taken.

(e) This Agreement may not be amended except by an instrument in writing executed by the parties affected by any such amendment.

(f) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and none of the Acquiring Fund or the Acquired Fund or any of their officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Effective Date.  This provision shall not protect any officer, director, agent or shareholder of the Acquiring Fund or the Acquired Fund against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders to which that officer, director, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(g) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the governing boards of the Acquiring Fund or the Acquired Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Acquiring Fund or Acquired Fund Stockholders, unless such terms and conditions shall result in a change in the method of computing the number of shares of the Acquiring Fund Shares to be issued pursuant to this Agreement, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Acquired Fund Stockholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate, unless the Acquired Fund promptly shall call a special meeting of Acquired Fund Stockholders at which such conditions so imposed shall be submitted for approval.

11.                               Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares of Acquiring Fund Shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO RIVUS BOND FUND (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO RIVUS BOND FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Effective Date with the name of any Acquired Fund Stockholder who is to the knowledge of the Acquired Fund an affiliate of it on such date.

(b) Any notice, request, demand, claim and other communication required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Acquiring Fund at 113 King Street, Armonk, New York 10504, Attn: Clifford D. Corso, President, with a copy to Joseph V. Del Raso, Esq., Pepper Hamilton LLP, 3000 Two Logan Square, Philadelphia, Pennsylvania 19103, and to the Acquired Fund at P.O. Box 2999, Hartford, Connecticut 06104, Attn: Alice A. Pellegrino, Esq., Senior Counsel and Assistant Vice President, with a copy to John V. O’Hanlon, Esq., Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116.

(c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Maryland applicable to agreements made and to be performed in said state.

(d) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

(e) In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each Fund will take such further action (including the execution and delivery of such further instruments and documents) as the other Fund may reasonably request, all at the sole cost and expense of the requesting Fund (unless the non-requesting Fund is obligated to pay such expenses as described above).  The Acquired Fund acknowledges and agrees that from and after the Effective Date, the Acquiring Fund shall be entitled to possession of all documents, books, records, agreements, and financial data of any sort pertaining to the Acquired Fund.

(f) All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each Fund, notwithstanding any investigation made by them or on their behalf.

(g) It is expressly agreed that no stockholder, nominee, director, trustee, officer, agent, or employee of either Fund shall be personally liable hereunder.  The execution and delivery of this Agreement have been authorized by the Directors or Trustees of each Fund and signed by authorized officers, and neither such authorization by the Directors or Trustees nor such execution and delivery such officers shall be deemed to have been made by any of them individual or to impose any liability on any of them personally.

(h) Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

THE HARTFORD INCOME SHARES FUND, INC.

By:

Name:

Title:

HARTFORD INVESTMENT FINANCIAL SERVICES, LLC
(solely for purposes of Section 5(a) hereof)

By:

Name:

Title:

RIVUS BOND FUND

By:

Name:

Title:

CUTWATER ASSET MANAGEMENT
(solely for purposes of Section 5(a) hereof)

By:

Name:

Title:

APPENDIX B: COMPARISON OF ACQUIRED FUND’S AND ACQUIRING FUND’S FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

	ACQUIRED FUND	ACQUIRING FUND

BORROWING/SENIOR SECURITIES

The Acquired Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

The Acquiring Fund will not borrow money, except that it may borrow money from banks (i) on an unsecured basis, provided that immediately after such borrowings, the amount of all borrowings is not more than 20% of the fair market value of the Acquiring Fund’s assets (including the proceeds of the borrowings) less its liabilities or (ii) for temporary or emergency purposes but only in an amount not exceeding 5% of the market value of its total assets.

The Acquiring Fund will not issue any senior securities (as defined in the 1940 Act), except insofar as any borrowings described above might be considered to be the issuance of senior securities.

UNDERWRITING

The Acquired Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Acquired Fund may be deemed an underwriter under applicable laws.

The Acquiring Fund will not underwrite the securities of other issuers, but this restriction shall not be applicable to the acquisition, holding and sale of securities acquired in private placement as provided under “Private Placements,” below.

REAL ESTATE

The Acquired Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

The Acquiring Fund will not purchase or sell real estate; however, the Acquiring Fund may purchase or hold securities issued by companies such as real estate investment trusts which deal in real estate or interests therein.

COMMODITIES

The Acquired Fund will not purchase or sell commodities or commodities contracts, except that the Acquired Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

The Acquiring Fund may purchase and sell interest rate futures contracts and make deposits of assets as margin in connection therewith, as necessary, but otherwise will not purchase or sell commodities or commodity contracts.

CONCENTRATION

The Acquired Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Acquired Fund’s total assets

The Acquiring Fund will not invest more than 25% of the market value of its total assets in the securities of issuers in any single industry.

FUNDAMENTAL INVESTMENT RESTRICTIONS

	ACQUIRED FUND	ACQUIRING FUND

would be invested in the securities of companies whose principal business activities are in the same industry.  As to utility companies, gas, electric, water and telephone companies will be considered as separate industries.

LOANS

The Acquired Fund will not make loans, except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

The Acquiring Fund will not make loans to other persons, except that it may (i) purchase debt securities in accordance with its investment objectives, (ii) lend its portfolio securities to brokers, dealers and banks which it deems qualified, if the borrower agrees to pledge collateral to the Acquiring Fund equal in value at all times to at least 100% of the value of the securities loaned, and (iii) lend cash to securities dealers or banks which it deems qualified, initially on a wholly secured basis, in amounts which, immediately after any such loans, do not exceed in the aggregate 15% of the value of its total assets, nor 5% of such value to any one securities dealer or bank.

DERIVATIVES	N/A (but see “Purchases on Margin” under “Non-Fundamental Investment Restrictions”)

The Acquiring Fund may write, purchase, hold, exercise and dispose of, put and call options on fixed income securities and on futures contracts on fixed income securities, provided that immediately after an option has been purchased or written by the Acquiring Fund, the aggregate market value of the securities underlying all such options (in the case of options on future contracts, the securities covered by such contracts) does not exceed 20% of the Acquiring Fund’s total assets.  The Acquiring Fund may acquire a contractual commitment (a “Stand-by Commitment”) giving it the option to sell modified pass-through mortgage-backed securities guaranteed by the Government National Mortgage Association or long-term U.S. Government bonds to the party issuing the commitment, unless the acquisition would cause the market value of all securities which are the subject of Stand-by Commitments held by the Acquiring Fund to exceed 10% of its total assets.  The Acquiring Fund will not purchase securities on margin except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin deposits in connection with the

FUNDAMENTAL INVESTMENT RESTRICTIONS

	ACQUIRED FUND	ACQUIRING FUND

acquisition and holding of futures contracts.  The Acquiring Fund may make short sales hedged by futures contracts for an equivalent amount of securities, provided, however, that short sales will only be made of securities which fall within the categories of higher quality non-convertible debt securities in which, under normal circumstances, at least 75% of the Acquiring Fund’s assets will be invested.

PLEDGING OF ASSETS	N/A (but see “Pledging of Assets” under “Non-Fundamental Investment Restrictions”)

The Acquiring Fund will not mortgage, pledge or hypothecate its assets to secure any borrowing except to secure temporary or emergency borrowing and then only in an amount not exceeding 15% of the market value of its total assets.  This restriction shall not be applicable to margin deposits made in connection with the acquisition or holding of futures contracts, or to deposits of assets made in connection with short sales.

DIVERSIFICATION

Each of the Acquiring and the Acquired Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

SECURITIES IN WHICH OFFICERS/DIRECTORS HAVE AN INTEREST	N/A

The Acquiring Fund will not purchase the securities of an issuer, if, to the Acquiring Fund’s knowledge, one or more officers or directors of the Acquiring Fund or of the investment adviser of the Acquiring Fund individually own beneficially more than 0.5%, and those owning more than 0.5% together with beneficially more than 5%, of the outstanding securities of such issuer.

ISSUERS WITH LIMITED OPERATING HISTORY	N/A

The Acquiring Fund will not invest more than 5% of the value of its total assets in securities of issuers which, with their predecessors, any guarantor of the securities or any corporation affiliated with the issuer which was agreed to supply to issuer funds sufficient to pay the interest charges on the securities, have not had at least three years’ continuous operation.

JOINT TRADING ACCOUNTS	N/A	The Acquiring Fund will not participate on a joint or a joint and several basis in any securities trading account.

FUNDAMENTAL INVESTMENT RESTRICTIONS

	ACQUIRED FUND	ACQUIRING FUND

PRIVATE PLACEMENTS	N/A

The Acquiring Fund will not purchase securities which the Acquiring Fund may not be free to sell to the public without registration of the securities under the Securities Act of 1933 if such an acquisition would cause the Acquiring Fund to have more than 15% of the market value of its total assets invested in such securities.  Euro-dollar obligations held by the Acquiring Fund will not be included within this percentage limitation.

FUTURES CONTRACTS/SHORT SALES	N/A (but see “Short Sales” under “Non-Fundamental Investment Restrictions”)

The Acquiring Fund will not acquire any futures contracts to deliver or acquire any security, and will not make any short sales, if, immediately thereafter, the aggregate value of the securities required to be delivered and to be acquired by the Acquiring Fund pursuant to futures contracts would exceed 20% of the total assets of the Acquiring Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

	ACQUIRED FUND	ACQUIRING FUND

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Except as may be otherwise permitted by applicable law, the Acquired Fund may not purchase a security of an investment company if, as a result: (1) more than 10% of the Acquired Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Acquired Fund, or (3) more than 5% of the Acquired Fund’s total assets would be invested in any one such investment company.  The investment companies in which the Acquired Fund would invest may or may not be registered under the 1940 Act.  Securities in certain countries are currently accessible to the Acquired Fund only through such investments.  The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

The Acquiring Fund may not invest in the securities of other investment companies, except that it may invest in securities of no-load open-end money market investment companies and investment companies that invest in high yield debt securities if, immediately after any purchase of the securities of any such investment company: (i) securities issued by such investment company and all other investment companies owned by the Acquiring Fund do not have an aggregate value in excess of 10% of the value of the total assets of the Acquiring Fund; (ii) the Acquiring Fund does not own more than three percent of the total outstanding voting stock of such investment company; and (iii) the Acquiring Fund does not own securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Acquiring Fund. The Acquiring Fund’s investment in securities of other investment companies will be subject to the proportionate share of the management fees and other expenses attributable to such securities of other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

	ACQUIRED FUND	ACQUIRING FUND

PLEDGING OF ASSETS

The Acquired Fund may not pledge its assets other than to secure permitted borrowings or, to the extent permitted by the Acquired Fund’s investment policies as set forth in its Prospectus, as such policies may be amended from time to time, and applicable law.

N/A (but see “Pledging of Assets” under “Fundamental Investment Restrictions”)

PURCHASES ON MARGIN

The Acquired Fund may not purchase securities on margin except to the extent permitted by the Acquired Fund’s Prospectus, as its provisions may be amended from time to time, and applicable law.  The deposit or payment by the Acquired Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

N/A (but see “Derivatives” under “Fundamental Investment Restrictions”)

SHORT SALES

The Acquired Fund may not make short sales of securities or maintain a short position, except to the extent permitted by the Acquired Fund’s prospectus, as its provisions may be amended from time to time, and applicable law.

N/A (but see “Futures Contracts/Short Sales” under “Fundamental Investment Restrictions”)

INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL	N/A	The Acquiring Fund will not invest in companies for the purpose of exercising control or management.

FOREIGN ISSUERS	N/A

The Acquiring Fund will not invest in the securities of foreign issuers, except for (i) those securities of the Canadian Government, its provinces and municipalities which are payable in United States currency, and (ii) securities of foreign issuers which are payable in United States dollars (“Yankee Bonds”).  The Acquiring Fund may also invest in Euro-dollar obligations with maturities up to one year, but the Acquiring Fund will not acquire Yankee Bonds or Euro-dollar obligations if the acquisition would cause more than 15% of the Acquiring Fund’s assets to be invested in Yankee Bonds and Euro-dollar obligations.

WARRANTS	N/A

The Acquiring Fund will not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except warrants acquired on initial issuance where the warrants are attached to or otherwise in a unit with other securities.

APPENDIX C: EXPLANATION OF STRATEGIES AND RISKS FROM ACQUIRING FUND’S PROSPECTUS

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities.  It will seek capital appreciation and gain principally by purchasing debt securities at prices Cutwater believes are below their intrinsic value.  The Fund will also look to benefit from trading securities to optimize the risk adjusted yields in the Fund.  The Fund may, but has no current plans to, borrow to obtain investment leverage.  There can be no assurance that the Fund will achieve its objective.

Investment Policies - General

The Fund will normally invest at least 80% of its assets in debt securities.  Seventy-five percent of the Fund’s assets will be invested in following types of higher quality, non-convertible debt securities (including bonds and debentures):

•                  debt securities (with or without attached warrants) rated, at the time of purchase, within the four highest grades as determined by Moody’s (i.e., Aaa, Aa, A or Baa) or Standard & Poor’s (i.e., AAA, AA, A or BBB) (collectively, the “NRSRO Rated Securities”);

•                  short-term debt securities (“debentures”) which are not NRSRO Rated Securities, but which are obligations of issuers having, at the time of purchase, any NRSRO Rated Securities and which debentures are considered by Cutwater to have an investment quality comparable to NRSRO Rated Securities;

•                  obligations of the United States Government, its agencies or instrumentalities; and

•                  bank debt securities (with or without attached warrants) which, although not NRSRO Rated Securities, are considered by Cutwater to have an investment quality comparable NRSRO Rated Securities.

The securities rated Baa by Moody’s or BBB by Standard & Poor’s held in this portion of the Fund’s portfolio have speculative characteristics.  In addition, changes in economic conditions or other circumstances are more likely to result in an issuer of these types of securities having a weakened capacity to make principal and interest payments on such securities than would be the case of issuers with higher rated securities.  The ratings criteria described above apply at the time of acquisition of the security.  In the event that a security held in this portion of the Fund’s portfolio is downgraded to below Baa or BBB, the Fund will no longer include such security in this portion of the Fund’s portfolio.  The Fund does not expect that the value of warrants in this part of its portfolio will often be significant.

The balance of the Fund’s investments is expected to be principally in debt securities that do not meet the standards described above and in preferred stocks which may be convertible or may be accompanied by warrants or other equity securities.  Any securities in this part of the portfolio may be of lower quality and may not be rated by any NRSRO.  For a description of the characteristics and risks of such lower-rated debt securities, see “Below Investment Grade Corporate Bonds” below, and “Risk Factors and Special Considerations — Below Investment Grade Securities.” All warrants remaining after sale of the securities to which they were attached and common stocks acquired on conversion or exercise of warrants will be included in this part of the Fund’s portfolio. Any such warrants or common stocks may be held until a long-term holding period has been established for tax purposes, after which they ordinarily will be sold.

The Fund focuses on a relative value strategy.  The Fund seeks to identify opportunities to purchase securities with high risk-adjusted yields across various fixed income sectors in order to maintain and increase the Fund’s income, and therefore the Fund’s dividend payment.  The Fund’s average duration is expected to be near the duration of the Barclays Capital U.S. Corporate Investment Grade Credit Index which is the Fund’s benchmark.  On March 31, 2009, the Fund’s duration was 5.2 years and the duration of the Fund’s benchmark was 5.80 years.  Cutwater expects that the Fund’s duration will remain between 4 and 8 years; however, the Fund’s duration may be lengthened or shortened depending on market conditions.  Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates.  Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.  For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose 1%.

The Fund may purchase securities selling at a premium over or at a discount from their face amount.

When Cutwater believes that market conditions make it appropriate, for temporary, defensive purposes the Fund may invest up to 100% of its assets in cash, high quality short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.  When the Fund makes investments for defensive purposes, it may not achieve its investment objective.

U.S. Government Obligations

Obligations of the U.S. Treasury include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).  Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.  The Fund may invest in mortgage pass-through securities and in collateralized mortgage obligations (“CMO”) that are issued or guaranteed by agencies or instrumentalities of the U.S. Government.  Mortgage pass-through securities represent interests in an underlying pool of mortgage loans.  CMOs are debt obligations or multiclass pass-through certificates backed by mortgage pass-through securities or pools of whole mortgage loans.  The investment characteristics of such mortgage-backed securities differ from traditional debt securities.  The major differences include the fact that interest payments and principal repayments on such securities are generally made more frequently (usually monthly), and principal generally may be paid at any time because the underlying mortgage loans generally may be prepaid at any time.  Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors and cannot be predicted with certainty.  Prepayment rates on the underlying mortgage loans tend to increase during periods of declining interest rates.  If general interest rates also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the mortgage-backed securities that were prepaid.  Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.  See “Risk Factors and Special Considerations — Below Investment Grade Securities — Prepayment Risk.”  These differences can result in significantly greater price and yield volatility than is the case with traditional debt securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed creditworthy under guidelines approved by the Fund’s Board.  A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security, and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser’s holding period.  The value of the underlying securities will be at least equal at all times to the total amount of the repurchase agreement obligation, including the interest factor.  If the seller were to default on its obligation to repurchase the underlying instrument, the Fund could experience loss due to delay in liquidating the collateral and to adverse market action.  Also, it is possible that the Fund may be unable to substantiate its interest in the underlying securities.  To minimize this risk, the securities underlying the repurchase agreement will be held by a custodian at all times in an amount at least equal to the repurchase price, including accrued interest, and the Fund will perfect a security interest in such underlying securities.

Short-Term Trading

A technique which the Fund intends to use in seeking its investment objective is short-term trading.  Cutwater may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions including, potentially, short-term capital gains.  Cutwater anticipates that the Fund will engage in short-term trading depending upon market developments and consistent with the investment objectives and policies of the Fund.  Cutwater does not anticipate the portfolio turnover rate to exceed 100%.  As used herein, “short-term trading” means selling securities held for a short period of time, usually several months, but often less than one month and occasionally less than one day.  Short-term trading will be used by the Fund principally in two situations:

Market Developments.   Short-term trading will be used when the Fund sells a security to avoid depreciation in what the Fund anticipates will be a decline in the market prices of debt securities (e.g., when there is a rise in interest rates) or when the Fund purchases a security in anticipation of a rise in the market prices of debt securities (e.g., when there is a decline in interest rates) and later sells such security. Short-term trading of this type involves a continuous evaluation of price levels, the long-term trend of interest rates, interest rates available currently on debt securities, and factors expected to influence interest rates in the near future, such as significant increases or decreases in the overall demand for or supply of debt securities.  For example, an unusually large supply might occur when a substantial number of issues are brought to market at or about the same time.  Cutwater believes that by continually making these evaluations, it will be able to take advantage of anticipated changes in prices by selling some of the Fund’s debt securities when it anticipates a decline in prices or by purchasing debt securities (possibly with borrowed funds) if it anticipates a rise in prices.

Short-term trading of this type is illustrated by the following examples.  If, in Cutwater’s judgment, interest rates are likely to decline and debt security prices likely to rise, the Fund may seek to replace short-term debt securities or debt securities having a relatively high interest rate with long-term debt securities or debt securities selling at a discount from their principal amount if Cutwater believes that, at such times, the prices of such debt securities will appreciate more than the prices of other debt securities.  At such times, the Fund may borrow money for the purpose of purchasing securities as discussed in the SAI under “Additional Information About Investment Objective And Policies — Investment Policies — Leverage and Borrowing.”  If Cutwater believes that interest rates are likely to increase and debt security prices likely to decline, the Fund may replace long-term or discount debt securities with short-term securities or debt securities selling at or above their call prices if Cutwater believes that, at such times, the prices of such debt securities may depreciate less than the prices of other debt securities.

Of course, if Cutwater’s expectations of changes in interest rates and prices prove to be incorrect, the Fund’s potential capital gains will be reduced or its potential capital losses will be increased.

Yield Spread Disparities.  Short-term trading will also be used when the Fund sells a security and purchases another at approximately the same time in order to take advantage of what Cutwater believes is a temporary disparity in the normal yield relationship between the two securities (the “yield spread disparity”).  When Cutwater’s evaluation of two debt securities indicates that the yields available on such securities in relation to each other are not in line with this normal (or expected) relationship, there is said to be a “disparity” in the relationship of the yields of the two securities.  The Fund attempts to discover such distorted relationships, to determine that the distortion is temporary, and to make portfolio transactions based upon them, in anticipation that the normal yield relationship between the two securities will be restored (or achieved) and the portfolio will be benefited by the resulting change in prices.  In some cases, Cutwater’s evaluation is based upon historical relationships between debt securities, but many factors relating to the current market are also involved in the recognition of yield spread disparities.  While yield spread disparities have occurred in the past, there is no assurance that they will continue to occur in the future.

Such trading of debt securities is sometimes referred to as “bond swapping” and will be undertaken even if levels of interest rates on debt securities remain unchanged.  Yield spread disparities occur frequently for reasons not directly related to the general movement of interest rates, such as changes in the overall demand for or supply of various types of debt securities, changes in the investment objectives, market expectations or cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

Cutwater believes that, by such portfolio transactions, it may be able to increase the appreciation potential or income of the Fund’s portfolio.  Of course, if Cutwater’s evaluations of the normal relationship between the yields of two securities are incorrect, the potential capital appreciation and income of the Fund’s portfolio may be lower than if short-term trading had not been utilized or its potential capital losses may be increased.

Short-term trading will be used principally in connection with higher quality, non-convertible debt securities, which are often better suited for short-term trading because generally the market in such securities is of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to convertible securities since such securities will usually be purchased when the Fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

Whether any appreciation or increase in income will be realized by short-term trading will depend upon the ability of Cutwater to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends.  Short-term trading such as that contemplated by the Fund places a premium upon the ability of Cutwater to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis.  To the extent that Cutwater does not accurately evaluate particular securities or anticipate changes in market factors, short-term trading may result in a loss to the Fund.

Below Investment Grade Corporate Bonds

The Fund may invest up to 25% of its total assets (measured at the time of investment) in lower quality debt securities.  These debt securities are securities rated Ba or B by Moody’s or BB or B by Standard & Poor’s and unrated securities of comparable quality; provided, however, that the Fund may invest no more that 10% of its total assets in debt securities rated B by Moody’s or Standard & Poor’s or in unrated securities of comparable quality. Lower rated debt securities, also referred to as “junk bonds,” are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.  Yields and market values of these bonds will fluctuate over time, reflecting changing interest rates and the market’s perception of credit quality and the outlook for economic growth.  When economic conditions appear to be deteriorating, lower rated bonds may decline in value, regardless of prevailing interest rates.  Accordingly, adverse economic developments, including the current recession as well as a substantial period of rising interest rates, may disrupt the high yield bond market, affecting both the value and liquidity of such bonds.  The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.  The current national economic downturn could adversely affect the ability of issuers of such bonds to make payments of principal and interest to a greater extent than issuers of higher rated bonds might be affected.  Cutwater expects the default rate of high yield issuers increased materially in 2009 from the recent past, but has begun to decline recently.  Cutwater expects default rates to continue to moderate because of improving economic conditions and increasing access to capital for issuers who are rated as below investment grade.  Cutwater believes that current spreads on bonds of high yield issuers compensate investors for default risk.

When-Issued Securities

The Fund may enter into commitments to purchase securities on a forward or when-issued basis.  When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date.  The interest rate realized on these securities is fixed as of the purchase date.  The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement.  These securities are subject to market fluctuation due to changes in market interest rates.  The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its NAV.  At the time of delivery of the security, its value may be more or less than the fixed purchase price.

Portfolio Turnover Rate

The Fund’s annual portfolio turnover rate during fiscal years ended March 31, 2009, 2008, and 2007 was approximately 21.46%, 17.25%, and 25.90%, respectively.  The turnover rate will depend on a number of factors, including the qualification of the Fund as a regulated investment company under the Code and the number of trading opportunities that occur in which the Fund believes that it can improve the return on its portfolio.  The number of such opportunities will be substantially influenced by the general volatility of the bond market and the Fund’s evaluation of its portfolio in relation to unanticipated market movements.

A high turnover rate necessarily involves greater expenses to the Fund.  Cutwater may trade securities actively, which could increase the Fund’s transaction costs (thus lowering performance) and increase your taxable distributions.  The Fund will engage in short-term trading if it believes a transaction, net of costs (including custodian charges and brokerage commissions, if any), will result in improving the appreciation potential or income of its portfolio.  Most of the Fund’s transactions are expected to be affected in the over-the-counter market directly with market markers acting as principal and will not involve the payment of any brokerage commissions.

The Fund from time to time may engage in short-term transactions in order to take advantage of what Cutwater believes to be market inefficiencies in the pricing of fixed income securities.  Cutwater expects that the Fund’s annual rate of portfolio turnover may exceed 100% at times when the Fund is taking advantage of short-term trading opportunities or if a complete reallocation of the Fund’s investment portfolio becomes advisable.  A 100% annual turnover rate would occur if all of the securities in the Fund’s portfolio were replaced once within a period of one year.

Investment Restrictions

The Fund is subject to a number of investment restrictions, some of which are deemed fundamental and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, and some of which are not fundamental and may be changed by the Fund’s Board.  The Fund’s fundamental investment policies may be changed only with the approval of the holders of a “majority of the Fund’s outstanding voting securities,” which, as used in this prospectus, means the lesser of (1) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are present in person or by proxy, or (2) more than 50% of the outstanding Shares.  Any investment policy or restriction which involves a maximum percentage of securities or assets is not considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.  The Fund’s fundamental policies are set forth below.

1.             The Fund will not issue any senior securities (as defined in the 1940 Act), except insofar as any borrowings permitted in (3) below might be considered to be the issuance of senior securities.

2              The Fund may write, purchase, hold, exercise and dispose of, put and call options on fixed income securities and on futures contracts on fixed income securities, provided that immediately after an option has been purchased or written by the Fund, the aggregate market value of the securities underlying all such options (in the case of options on future contracts, the securities covered by such contracts) does not exceed 20% of the Fund’s total assets.  The Fund may acquire a contractual commitment (a “Stand-by Commitment”) giving it the option to sell modified pass-through mortgage-backed securities guaranteed by the Government National Mortgage Association or long-term U.S. Government bonds to the party issuing the commitment, unless the acquisition would cause the market value of all securities which are the subject of Stand-by Commitments held by the Fund to exceed 10% of its total assets.  The Fund will not purchase securities on margin except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin deposits in connection with the acquisition and holding of futures contracts.  The Fund may make short sales hedged by futures contracts for an equivalent amount of securities, provided, however, that short sales will only be made of securities which fall within the categories of higher quality non-convertible debt securities in which, under normal circumstances, at least 75% of the Fund’s assets will be invested.  (See “Investment Policies - General” above.)

3.             The Fund will not borrow money, except that it may borrow money from banks (i) on an unsecured basis, provided that immediately after such borrowings, the amount of all borrowings is not more than 20% of the fair market value of the Fund’s assets (including the proceeds of the borrowings) less its liabilities or (ii) for temporary or emergency purposes but only in an amount not exceeding 5% of the market value of its total assets.

4.             The Fund will not underwrite the securities of other issuers, but this restriction shall not be applicable to the acquisition, holding and sale of securities acquired in private placement as provided in (9)(g) below.

5.             The Fund will not invest more than 25% of the market value of its total assets in the securities of issuers in any single industry.

6.             The Fund will not purchase or sell real estate; however, the Fund may purchase or hold securities issued by companies such as real estate investment trusts which deal in real estate or interests therein.

7.             The Fund may purchase and sell interest rate futures contracts and make deposits of assets as margin in connection therewith, as necessary, but otherwise will not purchase or sell commodities or commodity contracts.

8.             The Fund will not make loans to other persons, except that it may (i) purchase debt securities in accordance with its investment objectives, (ii) lend its portfolio securities to brokers, dealers and banks which it deems qualified, if the borrower agrees to pledge collateral to the Fund equal in value at all times to at least 100% of the value of the securities loaned, and (iii) lend cash to securities dealers or banks which it deems qualified, initially on a wholly secured basis, in amounts which, immediately after any such loans, do not exceed in the aggregate 15% of the value of its total assets, nor 5% of such value to any one securities dealer or bank.

9.             (a)  The Fund will not mortgage, pledge or hypothecate its assets to secure any borrowing except to secure temporary or emergency borrowing and then only in an amount not exceeding 15% of the market value of its total assets.  This restriction shall not be applicable to margin deposits made in connection with the acquisition or holding of futures contracts, or to deposits of assets made in connection with short sales.

(b)  The Fund will not invest less than 75% of the value of its total assets in (A) cash and cash items, (B) government securities (as defined in the 1940 Act) and (C) other securities (limited in respect of any one issuer to an amount not exceeding 5% of the value of its total assets).

(c)  The Fund will not purchase more than 10% of the outstanding voting securities of any one issuer.

(d)  The Fund will not purchase the securities of an issuer, if, to the Fund’s knowledge, one or more officers or directors of the Fund or of the investment adviser of the Fund individually own beneficially more than 0.5%, and those owning more than 0.5% together with beneficially more than 5%, of the outstanding securities of such issuer.

(e)  The Fund will not invest more than 5% of the value of its total assets in securities of issuers which, with their predecessors, any guarantor of the securities or any corporation affiliated with the issuer which was agreed to supply to issuer funds sufficient to pay the interest charges on the securities, have not had at least three years’ continuous operation.

(f)  The Fund will not participate on a joint or a joint and several basis in any securities trading account.

(g)  The Fund will not purchase securities which the Fund may not be free to sell to the public without registration of the securities under the Securities Act of 1933 if such an acquisition would cause the Fund to have more than 15% of the market value of its total assets invested in such securities.  Euro-dollar obligations held by the Fund will not be included within this percentage limitation.

(h)  The Fund will not acquire any futures contracts to deliver or acquire any security, and will not make any short sales, if, immediately thereafter, the aggregate value of the securities required to be delivered and to be acquired by the Fund pursuant to futures contracts would exceed 20% of the total assets of the Fund.

The foregoing policies are fundamental and may not be changed without shareholder approval.

The Fund’s policies which are not deemed fundamental and which may be changed by the Board without shareholder approval are set forth below:

a.                                       The Fund will not invest in companies for the purpose of exercising control or management.

b.                                      The Fund may not invest in the securities of other investment companies, except that it may invest in securities of no-load open-end money market investment companies and investment companies that invest in high yield debt securities if, immediately after any purchase of the securities of any such investment company: (i) securities issued by such investment company and all other investment companies owned by the Fund do not have an aggregate value in excess of 10% of the value of the total assets of the Fund; (ii) the Fund does not own more than three percent of the total outstanding voting stock of such investment company; and (iii) the Fund does not own securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund. The Fund’s investment in securities of other investment companies will be subject to the proportionate share of the management fees and other expenses attributable to such securities of other investment companies.

c.                                       The Fund will not invest in the securities of foreign issuers, except for (i) those securities of the Canadian Government, its provinces and municipalities which are payable in United States currency, and (ii) securities of foreign issuers which are payable in United States dollars (“Yankee Bonds”).  The Fund may also invest in Euro-dollar obligations with maturities up to one year, but the Fund will not acquire Yankee Bonds or Euro-dollar obligations if the acquisition would cause more than 15% of the Fund’s assets to be invested in Yankee Bonds and Euro-dollar obligations.

d.                                      The Fund will not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except warrants acquired on initial issuance where the warrants are attached to or otherwise in a unit with other securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investing in shares of the Fund will provide you with an equity ownership interest in the Fund.  The NAV of the shares fluctuate with and be affected by, among other things, market discount risk, issuer risk, credit risk, high-yield risk, interest rate risk, reinvestment risk, mortgage-related and other asset-backed securities risk, mortgage market/subprime risk, government entity risk, convertible securities risk, preferred securities risk, management risk, valuation risk, focused investment risk, derivatives risk, counterparty risk, equity securities and related market risk, smaller company risk, other investment companies risk, inflation/deflation risk, liquidity risk, and market disruption.  These risks are summarized below.

Credit Risk

Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status, or fails to pay principal or interest when due.  If an issuer defaults, the Fund will lose money.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund will normally have an intermediate average portfolio duration (i.e., a two- to eight-year time frame), the shares’ NAV and market price per Share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Fund. The Fund’s use of leverage, if any, will tend to increase the Fund’s interest rate risk.

The Fund may invest in variable and floating rate debt securities, which generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase. Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the shares.

Risk of Market Price Discount From Net Asset Value

Shares of closed-end funds frequently trade at a market price that is below their NAV. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s NAV may decrease.  The risk of purchasing shares of a closed-

end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.  Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.  NAV will be reduced following the offering by the sales load and the offering costs paid by the Fund and immediately following any offering of preferred shares by the costs of that offering paid by the Fund.  The Fund’s shares are not redeemable at the request of shareholders.  The Fund may repurchase its shares in the open market or in private transactions, although it has no present intention to do so.  Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the NYSE or other markets on which such shares may trade at the then current market value, which may differ from the then current NAV.

Whether investors will realize a gain or loss upon the sale of the Fund’s shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s NAV. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its shares will trade at, below or above NAV.

Subscription Price Risk

The Subscription Price could be more than the market price of the Fund’s shares on the Pricing Date, and once you have submitted a Subscription Certificate, you may not revoke it, even if you would pay more than the then current market price.

Below Investment Grade Securities

The Fund may invest up to 25% of its total assets in debt securities rated at the time of purchase Ba or B by Moody’s Investor Service, Inc. or BB or B by Standard & Poor’s Corporation or in unrated securities of comparable quality in Cutwater’s judgment.  Such securities are commonly known as “high yield securities” and sometimes as “junk bonds.”  The Fund may also invest no more than 10% of its total assets in debt securities rated B by Moody’s or Standard & Poor’s or in unrated securities of comparable quality in Cutwater’s judgment.  Investors should recognize that the high yield securities in which the Fund will invest have speculative characteristics.  Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities.  Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative.  The occurrence of adverse conditions and uncertainties would likely reduce the value of such securities held by the Fund, with a commensurate effect on the value of shares of the Fund.  While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these lower rated securities also tends to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities.  In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities.  The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities which are rated Ba by Moody’s or BB by Standard & Poor’s have speculative characteristics with respect to capacity to pay interest and repay principal.  Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small.  Securities which are rated Caa by Moody’s or CCC by Standard & Poor’s or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest.  Securities rated C by Moody’s, D by Standard & Poor’s are in the lowest rating class.  Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects.  It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

In general, the ratings of the NRSROs, such as Moody’s and Standard & Poor’s, represent the opinions of these NRSROs as to the quality of securities that they choose to rate.  Such ratings are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities.  Credit ratings do not provide assurance against default or other loss of money.  It is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events.  These ratings will be used by the Fund as data in the selection of portfolio securities, but the Fund also will rely upon the independent advice of Cutwater to evaluate potential investments.

See also “Investment Objective and Policies — Below Investment Grade Corporate Bonds.”

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative effect on the market price, NAV and/or overall return of the shares.

Mortgage-Related and Other Asset-Backed Securities Risk

The Fund may invest its assets in a variety of mortgage-related securities issued by government agencies or other governmental entities or by private originators or issuers. These may include, without limitation, mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage -backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may also invest in other types of asset-backed securities, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, these securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. For instance, the Fund may invest in SMBSs where one class receives all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these investments. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. For instance, certain CDOs in which the Fund may invest are backed by pools of high-risk, below investment grade debt securities and may involve substantial credit and other risks. Further, due their often complicated structures, various mortgage-related and particularly asset-backed securities may be difficult to value and may constitute illiquid investments.

Investments in mortgage-related securities may involve particularly high levels of risk under current market conditions.  There is currently no investment limitation or other policy limiting the Fund’s ability to invest in CDOs; however, Cutwater does not anticipate that the Fund will invest more than 5% of the Fund’s assets in CDOs.

Mortgage Market/Subprime Risk

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Government-Entity Risk

As noted, the Fund may invest in mortgage-related and other debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities and sponsored enterprises. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks or FHLMC, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises, such as the Federal Home Loan Banks, FHLMC, FNMA and the Student Loan Marketing Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities.  FNMA and FHLMC were placed in conservatorship in 2009 and are currently 80% owned by the U.S. Government.  The U.S. Government has continued to provide capital to support FNMA and FHLMC. The resolution of the U.S. Government’s ownership is uncertain at this time and any resolution could adversely affect the credit quality, availability or investment character of securities issued by these entities.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Preferred Securities Risk

In addition to equity securities and related market risk, credit risk, and possibly high yield risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Valuation Risk

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See “Determination of Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Focused Investment Risk

Although the Fund has a policy not to concentrate investments in any particular industry, it may (consistent with that policy) invest up to 25% of its assets in any particular industry. To the extent that the Fund focuses its investments in a particular industry, the NAV of the shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may have greater risk to the extent that it invests a substantial portion of its assets in companies in related sectors, such as natural resources, which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of events and factors described above.

Equity Securities and Related Market Risk

The Fund may hold common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.  The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Debt securities are also subject to the market risks described above; however, equity securities generally have greater price volatility than bonds and other debt securities.

Smaller Company Risk

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Other Investment Companies Risk

The Fund may invest up to 10% of its assets in securities of other open- or closed-end investment companies, including exchange traded funds or “ETFs”, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a shareholder in an investment company, the Fund will bear its ratable Share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk

The Fund may invest in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively impact the price the Fund would receive upon disposition of such securities.

Market Disruption and Geopolitical Risk

The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets.  The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty.  Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out.  The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally.  Those events could also have an acute effect on individual issuers or related groups of issuers.  These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the shares.

The debt and equity capital markets in the United States have been negatively affected by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States government actions have led to worsening general economic conditions, which have materially and adversely affected the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These developments may increase the volatility of the value of securities owned by the Fund and also may make it more difficult for the Fund to accurately value securities or to sell securities on a timely basis.  These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults.  Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and/or market value of the Fund’s shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely affect the Fund’s portfolio.

The recent instability in the global financial markets discussed above has led the U.S. and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  These actions have left certain foreign governments in danger of losing their credit rating or, in some cases, defaulting on their debt.  Such downgrades or defaults could have a significant negative impact on the market, including on the value of securities in the Fund’s portfolio.

Repurchase Agreements

The use of repurchase agreements involves risks of loss and decreased yields as a result of related costs.  For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted if the securities are deemed to be merely collateral for a loan.  Also, it is possible that the Fund may be unable to substantiate its interest in the underlying securities.  If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.  See “Investment Objective and Policies - Repurchase Agreements.”

APPENDIX D: BENEFICIAL OWNERS

The name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of either party to the Reorganization as of [          ], 2010 are set forth below.

To the extent that any person owns 25% or more of a Fund’s voting securities, such person will be deemed to control the Fund.  This may adversely affect the voting rights of other shareholders.

Rivus Bond Fund

BENEFICIAL OR RECORD OWNER OF SECURITIES AND ADDRESS	SHARES OWNED	% OWNED

The Harford Income Shares Fund, Inc.

BENEFICIAL OR RECORD OWNER OF SECURITIES AND ADDRESS	SHARES OWNED	% OWNED

D-1

PART B

RIVUS BOND FUND

113 King Street

Armonk, New York 10504-1610

STATEMENT OF ADDITIONAL INFORMATION

[      ], 2010

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:

The Hartford Income Shares Fund, Inc. P.O. Box 2999 Hartford, CT 06104-2999	Rivus Bond Fund 113 King Street Armonk, New York 10504-1610

This Statement of Additional Information is available to the shareholders of the Hartford Income Shares Fund, Inc. (the “Acquired Fund”) in connection with the proposed transaction whereby all of the assets and liabilities of the Acquired Fund will be transferred to Rivus Bond Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund.

This Statement of Additional Information of the Acquiring Fund consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed with the Securities and Exchange Commission and is incorporated by reference herein:

1.                                       The Statement of Additional Information of the Acquiring Fund dated July 2, 2009 (File Nos. 333-156953/811-02201), as supplemented;

2.                                       The Financial Statements of the Acquiring Fund as included in the Acquiring Fund’s annual report filed for the fiscal year ended March 31, 2010 (File No. 811-02201);

3.                                       The Financial Statements of the Acquired Fund as included in the Acquired Fund’s annual report filed for the fiscal year ended July 31, 2009 (File No. 811-02281); and

4.                                       The unaudited Financial Statements of the Acquired Fund as included in the Acquired Fund’s semi-annual report for the six-month period ended January 31, 2010.

This Statement of Additional Information is not a prospectus.  A Proxy Statement/Prospectus dated [           ], 2010 relating to the transaction may be obtained, without charge, by writing to The Hartford Income Shares Fund, Inc., P.O. Box 2999, Hartford, Connecticut 06104-2999 or calling [(   )   –    ].  This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Shown below are financial statements for the Acquired Fund and the Acquiring Fund, as well as the Pro Forma Financial Statements for the combined Fund (the “Combined Fund”), assuming the Reorganization is consummated, as of January 31, 2010.  The first table presents Statements of Assets and Liabilities for each Fund and estimated Pro Forma figures for the Combined Fund.  The second table presents the Schedule of

Part B-1

Investments for each Fund and estimated Pro Forma figures for the Combined Fund.  The third table presents Statements of Operations for each Fund and estimated Pro Forma figures for the Combined Fund.  The tables are followed by the Notes to the Pro Forma Financial Statements.

Part B-2

Proforma Combined Statement of Assets and Liabilities (Unaudited)

January 31, 2010

	Hartford Income Shares Fund	Rivus Bond Fund	Pro Forma Adjustments	Pro Forma Combined

ASSETS:
Investments:
Investments in securities, at market value (a)	$79,469,459	$120,812,742	$—	$200,282,201
Cash	1,173,221	843,926	—	2,017,147
Receivables:
Investment securities sold	299,912	—	—	299,912
Interest and dividends	1,338,543	2,033,935	—	3,372,478
Other assets	3,082	6,238	—	9,320
Total assets	82,284,217	123,696,841	—	205,981,058

LIABILITIES:
Dividend Payable	418,138	—	—	418,138
Payables:
Investments securities purchased	594,018	740,910	—	1,334,928
Investment advisory fees	9,003	46,710	—	55,713
Variation margin	107,193	—	—	107,193
Accrued expenses and other payables	83,666	61,838	—	145,504
Total liabilities	1,212,018	849,458	—	2,061,476
NET ASSETS	$81,072,199	$122,847,383	$—	$203,919,582

(a) Investments in securities, at cost	$77,020,663	$111,471,588	$—	$188,492,251

NET ASSETS consisted of:
Paid-in capital	$110,348,897	$121,391,079	$—	$231,739,976
Accumulated undistributed (distribution in excess of) net investment income (loss)	4,122	(1,905,237)	—	(1,901,115)
Accumulated net realized loss on investments	(31,783,908)	(5,979,613)	—	(37,763,521)
Net unrealized appreciation on investments	2,503,088	9,341,154	—	11,844,242
	$81,072,199	$122,847,383	$—	$203,919,582

Net Assets	$81,072,199	$122,847,383	$—	$203,919,582
Shares of capital stock outstanding	13,066,833	6,558,571	(8,738,554)	10,886,850
NET ASSET VALUE (Net Assets/Shares Outstanding)	$6.20	$18.73	—	$18.73

The Hartford Income Shares Fund, Inc.

Rivus Bond Fund

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS (unaudited)

January 31, 2010

				Shares/Par			Value
				The Hartford			The Hartford
				Income Shares	Rivus Bond	Combined	Income Shares	Rivus Bond	Combined
Description				Fund, Inc.	Fund	Proforma	Fund, Inc.	Fund	Proforma

CORPORATE DEBT SECURITIES (85.49%)

AUTOMOTIVE (1.33%)
Ford Holdings, Inc., Gtd.	9.300%	03/01/30		—	1,000,000	1,000,000	$—	$990,000	$990,000
Ford Motor Co., Sr. Unsec. Notes	8.900%	01/15/32		—	500,000	500,000	—	452,500	452,500
Ford Motor Credit Co. LLC, Sr. Unsec. Notes	7.000%	10/01/13		—	1,000,000	1,000,000	—	1,000,712	1,000,712
Goodyear Tire & Rubber Co., Sr. Unsec. Notes	10.500%	05/15/16		—	250,000	250,000	—	271,250	271,250
							—	2,714,462	2,714,462

CHEMICALS (2.00%)
Dow Chemical Co., Sr. Unsec. Notes	8.550%	05/15/19		—	500,000	500,000	—	597,960	597,960
Grupo Petrotemex SA de CV, Sr. Unsec. Notes	9.500%	08/19/14	144A	—	500,000	500,000	—	518,750	518,750
Hexion Specialty Chemicals	8.875%	02/01/18	144A	95,000	—	95,000	91,556	—	91,556
Incitec Pivot Finance LLC	6.000%	12/10/19	144A	405,000	—	405,000	406,187	—	406,187
Nova Chemicals Co., Sr. Unsec. Notes	6.500%	01/15/12		—	500,000	500,000	—	502,500	502,500
Olin Corp.	9.125%	12/15/11		66,000	—	66,000	69,547	—	69,547
Union Carbide Corp.	7.750%	10/01/96		2,000,000	—	2,000,000	1,680,000	—	1,680,000
Westlake Chemicals, Gtd.	6.625%	01/15/16		—	250,000	250,000	—	238,125	238,125
							2,247,290	1,857,335	4,104,625

DIVERSIFIED FINANCIAL SERVICES (16.95%)
American Express Co., Sr. Unsec. Notes	7.000%	03/19/18		—	1,000,000	1,000,000	—	1,122,459	1,122,459
BNP Paribas, Sub. Notes	5.186%	06/29/15	144A	—	1,000,000	1,000,000	—	889,681	889,681
Bank of America Corp., Sub. Notes	5.420%	03/15/17		—	1,000,000	1,000,000	—	979,692	979,692
Bank of America Corp.	6.500%	08/01/16		110,000	—	110,000	119,070	—	119,070
Barclays Bank plc	5.125%	01/08/20		166,000	—	166,000	164,062	—	164,062
CDP Financial, Inc.	4.400%	11/25/19	144A	400,000	—	400,000	391,276	—	391,276
Capital One Bank	8.800%	07/15/19		250,000	—	250,000	303,168	—	303,168
Capital One Capital V, Co. Gty.	10.250%	08/15/39		—	1,500,000	1,500,000	—	1,717,213	1,717,213
JP Morgan Chase Capital II	0.781%	02/01/27		70,000	—	70,000	49,550	—	49,550
Citigroup, Inc.	8.500%	05/22/19		95,000	—	95,000	110,764	—	110,764
Citigroup, Inc., Unsec. Notes	8.500%	05/22/19		—	500,000	500,000	—	582,967	582,967
Citigroup, Inc.	8.125%	07/15/39		160,000	—	160,000	181,435	—	181,435
Citigroup, Inc.	6.375%	08/12/14		151,000	—	151,000	160,231	—	160,231
Citigroup Inc., Sr. Unsec. Notes,	6.010%	01/15/15		—	1,000,000	1,000,000	—	1,040,754	1,040,754
Citigroup, Inc.	6.010%	01/15/15		185,000	—	185,000	192,539	—	192,539
Citigroup Capital XXI, Co. Gty.	8.300%	12/21/37		—	500,000	500,000	—	465,000	465,000
Cobank, ACB, Sub. Notes	7.875%	04/16/18	144A	—	500,000	500,000	—	556,348	556,348
Comerica Capital Trust II	6.576%	02/20/37		572,000	—	572,000	463,320	—	463,320
Countrywide Financial Corp.	4.500%	06/15/10		10,000	—	10,000	10,141	—	10,141
Countrywide Financial Corp.	5.800%	06/07/12		16,000	—	16,000	17,158	—	17,158
Digital Realty Trust, Inc.	5.875%	02/01/20	144A	114,000	—	114,000	112,095	—	112,095
Export-Import Bank of Korea, Sr. Notes	8.125%	01/21/14		—	500,000	500,000	—	579,761	579,761
Farmers Exchange Capital	7.200%	07/15/48	144A	3,000,000	—	3,000,000	2,453,436	—	2,453,436
FleetBoston Financial Corp., Sub. Notes	6.875%	01/15/28		—	500,000	500,000	—	503,951	503,951
GMAC, Inc., Co. Gty.	7.250%	03/02/11		—	633,000	633,000	—	637,747	637,747
General Electric Capital Corp., Sr. Unsec. Notes	6.875%	01/10/39		—	1,000,000	1,000,000	—	1,039,210	1,039,210
General Electric Capital Corp.	5.500%	01/08/20		400,000	—	400,000	396,138	—	396,138

				Shares/Par			Value
				The Hartford			The Hartford
				Income Shares	Rivus Bond	Combined	Income Shares	Rivus Bond	Combined
Description				Fund, Inc.	Fund	Proforma	Fund, Inc.	Fund	Proforma

General Electric Capital Corp., Sr. Unsec. Notes	6.125%	02/22/01		—	1,000,000	1,000,000	—	1,056,410	1,056,410
Goldman Sachs Capital Trust II	5.793%	06/01/12		1,780,000	—	1,780,000	1,392,850	—	1,392,850
HSBC America Capital Trust II, Co. Gty.	8.380%	05/15/27	144A	—	2,500,000	2,500,000	—	2,390,245	2,390,245
HSBC Finance Corp., Sr. Unsec. Notes	6.750%	05/15/11		—	1,000,000	1,000,000	—	1,059,438	1,059,438
Harley-Davidson Funding Corp.	5.750%	12/15/14	144A	143,000	—	143,000	150,356	—	150,356
HSBC Finance Corp.	7.000%	05/15/12		500,000	—	500,000	549,034	—	549,034
Hub International Holdings, Inc.	9.000%	12/15/14	144A	110,000	—	110,000	106,425	—	106,425
ICICI Bank Ltd., Sr. Unsec. Notes	5.500%	03/25/15	144A	—	1,000,000	1,000,000	—	1,010,712	1,010,712
JP Morgan Chase Capital XXV	6.800%	10/01/37		914,000	—	914,000	920,953	—	920,953
Jefferies Group, Inc.	8.500%	07/15/19		279,000	—	279,000	315,094	—	315,094
JP Morgan Chase Bank NA, Sub. Notes	6.000%	10/01/17		—	1,000,000	1,000,000	—	1,073,074	1,073,074
Key Bank NA	5.800%	07/01/14		535,000	—	535,000	542,414	—	542,414
Landesbank Baden-Wurtt NY, Sub. Notes	6.350%	04/01/12		—	500,000	500,000	—	538,807	538,807
Manufacturers & Traders Trust Co.	5.585%	12/28/20		250,000	—	250,000	220,837	—	220,837
Merrill Lynch & Co., Inc.	6.050%	05/16/16		320,000	—	320,000	326,469	—	326,469
Merrill Lynch & Co. Inc., Notes	6.875%	04/25/18		—	1,000,000	1,000,000	—	1,079,608	1,079,608
Merrill Lynch & Co. Inc., Sub. Notes	7.750%	05/14/38		—	500,000	500,000	—	550,083	550,083
MONY Group, Inc.	8.350%	03/15/10		1,000,000	—	1,000,000	1,007,117	—	1,007,117

National Agricultural Cooperative Federation, Sr. Notes	5.000%	09/30/14	144A	—	500,000	500,000	—	515,499	515,499
Sanwa Bank Ltd., Sr. Sub. Notes	7.400%	06/15/11		—	500,000	500,000	—	538,747	538,747
State Street Capital Trust IV	1.254%	06/15/37		360,000	—	360,000	246,682	—	246,682
UBS PFD Funding Trust I, Co. Gty.	8.622%	10/01/10		—	1,000,000	1,000,000	—	965,736	965,736
UBS PFD Funding Trust V, Co. Gty.	6.243%	05/15/16		—	500,000	500,000	—	414,375	414,375
USB Capital IX	6.189%	04/15/11		615,000	—	615,000	510,450	—	510,450
Wachovia Capital Trust III, Bank Gtd.	5.800%	03/15/11		—	1,000,000	1,000,000	—	773,100	773,100
Wells Fargo Capital XV	9.750%	09/26/13		—	1,000,000	1,000,000	—	1,065,000	1,065,000
							11,413,064	23,145,617	34,558,681

ENERGY (9.90%)
Anadarko Petroleum Corp.	6.450%	09/15/36		200,000	—	200,000	205,665	—	205,665
Anadarko Petroleum Corp., Sr. Unsec. Notes	5.950%	09/15/16		—	700,000	700,000	—	757,006	757,006
Apache Corp., Sr. Unsec. Notes	7.700%	03/15/26		—	500,000	500,000	—	611,067	611,067
Burlington Resources Finance Co.	9.125%	10/01/21		850,000	—	850,000	1,122,109	—	1,122,109
Cenovus Energy Inc.	6.750%	11/15/39	144A	240,000	—	240,000	266,684	—	266,684
ConocoPhillips Holding Co.	6.950%	04/15/29		1,000,000	—	1,000,000	1,137,038	—	1,137,038
El Paso Corp.	8.050%	10/15/30		1,000,000	—	1,000,000	999,010	—	999,010
Florida Gas Transmission Co., LLC, Sr. Unsec. Notes	9.190%	11/01/24	144A	—	150,000	150,000	—	184,822	$184,822
Gaz Capital SA, Notes	8.125%	07/31/14	144A	—	500,000	500,000	—	543,125	543,125
KazMunaiGaz Finance Sub BV, Co. Gty.	11.750%	01/23/15	144A	—	500,000	500,000	—	616,250	616,250
Motiva Enterprises LLC	5.750%	01/15/20	144A	129,000	—	129,000	135,486	—	135,486
Motiva Enterprises LLC	6.850%	01/15/40	144A	124,000	—	124,000	133,834	—	133,834
Nabors Industries, Inc.	9.250%	01/15/19		125,000	—	125,000	157,676	—	157,676
Nabors Industries, Inc., Co. Gty.	9.250%	01/15/19		—	500,000	500,000	—	630,706	630,706
NiSource Finance Corp., Co. Gty.	10.750%	03/15/16		—	250,000	250,000	—	319,727	319,727
ONEOK Partners LP, Sr. Notes	8.625%	03/01/19		—	375,000	375,000	—	468,245	468,245

				Shares/Par			Value
				The Hartford			The Hartford
				Income Shares	Rivus Bond	Combined	Income Shares	Rivus Bond	Combined
Description				Fund, Inc.	Fund	Proforma	Fund, Inc.	Fund	Proforma

Petrobras International Finance Co.	6.875%	01/20/40		90,000	—	90,000	90,522	—	90,522

Petrobras International Finance Co., Sr. Unsub. Notes	6.125%	10/06/16		—	500,000	500,000	—	533,676	533,676
Petrohawk Energy Corp.	7.875%	06/01/15		160,000	—	160,000	164,000	—	164,000
Petroleos Mexicanos	6.000%	03/05/20	144A	160,000	—	160,000	158,061	—	158,061
Petroleos Mexicanos, Co. Gty.	8.000%	05/03/19		—	250,000	250,000	—	285,000	285,000
Petroleos Mexicanos, Co. Gty.	6.000%	03/05/20	144A	—	750,000	750,000	—	743,250	743,250

Petroleum Co. of Trinidad & Tobago, Ltd., Sr. Unsec.	9.750%	08/14/19	144A	—	500,000	500,000	—	563,750	563,750
Pride International, Inc., Sr. Unsec. Notes	8.500%	06/15/19		—	500,000	500,000	—	572,500	572,500
Rowan Companies, Inc.	7.875%	08/01/19		189,000	—	189,000	220,939	—	220,939
SEACOR Holdings, Inc., Sr. Notes	7.375%	10/01/19		—	1,000,000	1,000,000	—	1,040,003	1,040,003
Shell International Finance BV, Co. Gty.	4.300%	09/22/19		—	1,000,000	1,000,000	—	997,689	997,689
Transocean, Inc., Sr. Unsec. Notes	7.500%	04/15/31		—	500,000	500,000	—	581,925	581,925
Valero Energy Corp.	8.750%	06/15/30		1,000,000	—	1,000,000	1,171,315	—	1,171,315
Valero Energy Corp.	9.375%	03/15/19		124,000	—	124,000	151,019	—	151,019
Valero Energy Corp., Sr. Unsec. Notes	10.500%	03/15/39		—	500,000	500,000	—	671,198	671,198
Weatherford International, Inc., Co. Gty.	6.800%	06/15/37		—	600,000	600,000	—	604,405	604,405
Western Atlas, Inc., Sr. Unsec. Notes	8.550%	06/15/24		—	2,539,000	2,539,000	—	3,327,936	3,327,936
							6,113,358	14,052,280	20,165,638

FOOD AND BEVERAGE (0.72%)
Altria Group, Inc.	9.700%	11/10/18		317,000	—	317,000	397,013	—	397,013
Altria Group, Inc.	10.200%	02/06/39		89,000	—	89,000	119,801	—	119,801
Anheuser-Busch Cos., Inc.	8.200%	01/15/39	144A	92,000	—	92,000	118,714	—	118,714
Anheuser-Busch InBev NV	7.750%	01/15/19	144A	325,000	—	325,000	385,487	—	385,487
Bunge Ltd. Finance Corp., Co. Gty.	8.500%	06/15/19		—	125,000	125,000	—	146,726	146,726
Smithfield Foods, Inc.	10.000%	07/15/14	144A	290,000	—	290,000	315,737	—	315,737
							1,336,752	146,726	1,483,478

GAMING, LODGING & LEISURE (1.06%)
FireKeepers Development Authority	13.875%	05/01/15	144A	750,000	—	750,000	858,750	—	858,750
Mandalay Resort Group	7.625%	07/15/13		250,000	—	250,000	220,625	—	220,625
Royal Caribbean Cruises Ltd.	7.000%	06/15/13		250,000	—	250,000	248,125	—	248,125
Wynn Las Vegas LLC	6.625%	12/01/14		—	500,000	500,000	—	478,750	478,750
Wynn Las Vegas LLC	7.875%	11/01/17	144A	—	125,000	125,000	—	126,250	126,250
Wynn Las Vegas LLC	6.625%	12/01/14		250,000	—	250,000	239,375	—	239,375
							1,566,875	605,000	2,171,875

HEALTH CARE (1.04%)
Boston Scientific Corp., Sr. Unsec. Notes	6.000%	01/15/20		—	500,000	500,000	—	505,136	505,136
Fresenius US Finance II, Inc., Co. Gty	9.000%	07/15/15	144A	—	250,000	250,000	—	280,000	280,000
HCA, Inc.	9.250%	11/15/16		370,000	—	370,000	390,350	—	390,350

Inverness Medical Innovations, Inc., Sr. Sub. Notes	9.000%	05/15/16		—	150,000	150,000	—	153,375	153,375

Monsanto Co. (Pharmacia Corp.), Sr. Unsec. Notes	6.500%	12/01/18		—	500,000	500,000	—	565,923	565,923
Rite Aid Corp.	9.500%	06/15/17		270,000	—	270,000	218,025	—	218,025
							608,375	1,504,434	2,112,809

				Shares/Par			Value
				The Hartford			The Hartford
				Income Shares	Rivus Bond	Combined	Income Shares	Rivus Bond	Combined
Description				Fund, Inc.	Fund	Proforma	Fund, Inc.	Fund	Proforma

INDUSTRIAL (4.63%)
Anixter, Inc., Co. Gty.	10.000%	03/15/14		—	250,000	250,000	—	275,937	275,937
ArcelorMittal	7.000%	10/15/39		1,200,000	—	1,200,000	1,230,588	—	1,230,588
Arrow Electronics, Inc., Sr. Unsec. Notes	6.000%	04/01/20		—	500,000	500,000	—	512,955	512,955
Belden, Inc., Sr. Sub. Notes	7.000%	03/15/17		—	250,000	250,000	—	243,125	243,125
Browning-Ferris Industries, Inc.	7.400%	09/15/35		350,000	—	350,000	393,378	—	393,378
Cenveo, Inc.	10.500%	08/15/16	144A	400,000	—	400,000	420,000	—	420,000
Holcim US Finance Sarl & Cie SCS, Co. Gty.	6.000%	12/30/19	144A	—	1,000,000	1,000,000	—	1,052,653	1,052,653
L-3 Communications Corp., Co. Gty.	6.125%	07/15/13		—	250,000	250,000	—	252,500	252,500
L-3 Communications Corp., Co. Gty.	6.375%	10/15/15		—	1,000,000	1,000,000	—	1,012,500	1,012,500
Meccanica Holdings USA, Inc.	6.250%	07/15/19	144A	259,000	—	259,000	284,181	—	284,181

Northrop Grumman Space & Mission Systems Corp.	7.750%	06/01/29		500,000	—	500,000	609,910	—	609,910
Raytheon Co.	7.200%	08/15/27		350,000	—	350,000	419,003	—	419,003
Sealed Air Corp., Sr. Notes	7.875%	06/15/17	144A	—	500,000	500,000	—	527,785	527,785
Tyco International Group S.A.	7.000%	12/15/19		1,250,000	—	1,250,000	1,452,379	—	1,452,379
Tyco International Ltd.	8.500%	01/15/19		138,000	—	138,000	173,083	—	173,083
Waste Management, Inc.	7.125%	12/15/17		500,000	—	500,000	574,028	—	574,028
							5,556,550	3,877,455	9,434,005

				Shares/Par			Value
				The Hartford			The Hartford
				Income Shares	Rivus Bond	Combined	Income Shares	Rivus Bond	Combined
Description				Fund, Inc.	Fund	Proforma	Fund, Inc.	Fund	Proforma

INFORMATION TECHNOLOGY (1.00%)
Adobe Systems, Inc.	3.250%	02/01/15		122,000	—	122,000	$122,548	$—	$122,548
Adobe Systems, Inc.	4.750%	02/01/20		158,000	—	158,000	157,626	—	157,626
Affinion Group, Inc.	11.500%	10/15/15		460,000	—	460,000	476,100	—	476,100
Electronic Data Systems Corp.	7.450%	10/15/29		750,000	—	750,000	923,469	—	923,469
First Data Corp.	10.550%	09/24/15		370,000	—	370,000	314,500	—	314,500
GXS Worldwide, Inc.	9.750%	06/15/15	144A	65,000	—	65,000	63,050	—	63,050
							2,057,293	—	2,057,293

INSURANCE (5.43%)
AIG SunAmerica Global Finance VI, Sr. Sec. Notes	6.300%	05/10/11	144A	—	1,000,000	1,000,000	—	1,000,959	1,000,959
AIG SunAmerica, Inc., Sr. Unsec. Notes	8.125%	04/28/23		—	750,000	750,000	—	753,660	753,660
American International Group, Inc.	8.175%	05/15/38		—	1,000,000	1,000,000	—	672,500	672,500
Guardian Life Insurance Co.	7.375%	09/30/39	144A	533,000	—	533,000	570,847	—	570,847

Hartford Financial Services Group, Inc., Sr. Unsec. Notes	6.000%	01/15/19		—	500,000	500,000	—	507,452	507,452
HCC Insurance Holdings, Inc.	6.300%	11/15/19		230,000	—	230,000	239,485	—	239,485
Liberty Mutual Group, Inc.	7.000%	03/15/34	144A	250,000	—	250,000	219,594	—	219,594
Liberty Mutual Group, Inc., Co. Gty.	10.750%	06/15/38	144A	—	1,000,000	1,000,000	—	1,100,000	1,100,000
Massachusetts Mutual Life Insurance Co., Notes	8.875%	06/01/39	144A	—	500,000	500,000	—	646,602	646,602
Metlife Capital Trust X	9.250%	04/08/33	144A	—	500,000	500,000	—	560,000	560,000
MetLife, Inc., Jr. Sub. Notes	10.750%	08/01/39		—	500,000	500,000	—	625,000	625,000
New York Life Insurance Co.	6.750%	11/15/39	144A	338,000	—	338,000	364,021	—	364,021
Penn Central Corp., Sub. Notes	10.875%	05/01/11		—	1,500,000	1,500,000	—	1,553,550	1,553,550
Prudential Financial, Inc., Jr. Sub. Notes	8.875%	06/15/18		—	1,000,000	1,000,000	—	1,080,000	1,080,000
Teachers Insurance & Annuity Association	6.850%	12/16/39	144A	142,000	—	142,000	153,043	—	153,043
Travelers Cos., Inc., Jr. Sub. Notes	6.250%	03/15/17		—	500,000	500,000	—	470,179	470,179
XL Capital Europe PLC, Gtd.	6.500%	01/15/12		—	500,000	500,000	—	530,432	530,432
							1,546,990	9,500,334	11,047,324

MATERIALS (0.23%)
CRH America, Inc.	8.125%	07/15/18		300,000	—	300,000	354,645	—	354,645
Goodman Global, Inc.	13.500%	02/15/16		45,000	—	45,000	49,500	—	49,500
McJunkin Red Man Corp.	9.500%	12/15/16	144A	80,000	—	80,000	79,800	—	79,800
							483,945	—	483,945

MEDIA (7.57%)
Comcast Corp., Gtd.	7.050%	03/15/33		—	2,000,000	2,000,000	—	2,199,826	2,199,826
Grupo Televisa S.A.	6.625%	01/15/40	144A	209,000	—	209,000	211,891	—	211,891
Harcourt General, Inc., Sr. Debs.	8.875%	06/01/22		—	2,000,000	2,000,000	—	2,331,348	2,331,348
Hearst-Argyle Television, Inc.	7.000%	01/15/18		1,000,000	—	1,000,000	824,147	—	824,147
Interpublic Group of Cos., Inc., Sr. Unsec. Notes	10.000%	07/15/17		—	500,000	500,000	—	552,500	552,500
News America Holdings, Inc.	8.875%	04/26/23		1,500,000	—	1,500,000	1,919,559	—	1,919,559
News America Holdings, Inc.	6.900%	08/15/39	144A	119,000	—	119,000	131,701	—	131,701
News America Holdings, Inc., Co. Gty.	7.900%	12/31/95		—	1,400,000	1,400,000	—	1,577,051	1,577,051
Time Warner Entertainment Co., L.P.	8.375%	07/15/33		1,400,000	—	1,400,000	1,700,460	—	1,700,460
Time Warner, Inc., Sr. Unsec. Notes	9.150%	02/01/23		—	3,000,000	3,000,000	—	3,717,783	3,717,783
Viacom, Inc., Co. Gty.	7.875%	07/30/30		—	250,000	250,000	—	274,195	274,195

				Shares/Par			Value
				The Hartford			The Hartford
				Income Shares	Rivus Bond	Combined	Income Shares	Rivus Bond	Combined
Description				Fund, Inc.	Fund	Proforma	Fund, Inc.	Fund	Proforma

World Color Press, Inc., Escrow Notes	0.000%	12/01/49		—	1,000,000	1,000,000	—	0	0
							4,787,758	10,652,703	15,440,461

MINING (2.48%)
Anglo American Capital plc	9.375%	04/08/14	144A	339,000	—	339,000	410,539	—	410,539
Anglo American Capital, Co. Gty.	9.375%	04/08/19	144A	—	500,000	500,000	—	641,939	641,939
Barrick North America Finance LLC, Co. Gty.	6.800%	09/15/18		—	500,000	500,000	—	573,752	573,752
Freeport-McMoran C&G, Sr. Unsec. Notes	8.375%	04/01/17		—	500,000	500,000	—	543,750	543,750
Newmont Mining Corp.	8.625%	05/15/11		500,000	—	500,000	537,434	—	537,434
Newmont Mining Corp., Co. Gty.	6.250%	10/01/39		—	500,000	500,000	—	503,527	503,527
Phelps Dodge Corp.	9.500%	06/01/31		250,000	—	250,000	318,393	—	318,393
Rio Tinto Finance USA, Ltd.	9.000%	05/01/19		85,000	—	85,000	108,537	—	108,537
Teck Cominco Ltd., Sr. Unsec. Notes	6.125%	10/01/35		—	1,000,000	1,000,000	—	895,000	895,000
Vale Overseas Ltd., Co. Gty.	6.250%	01/23/17		—	500,000	500,000	—	530,696	530,696
							1,374,903	3,688,664	5,063,567

PAPER (1.69%)
Abitibi-Consolidated, Inc., Sr. Unsec. Notes	8.850%	08/01/30		—	500,000	500,000	—	107,500	107,500
Smurfit Capital Funding PLC, Co. Gty.	7.500%	11/20/25		—	2,000,000	2,000,000	—	1,760,000	1,760,000
TL Acquisitions, Inc.	10.500%	01/15/15	144A	500,000	—	500,000	483,750	—	483,750
Westvaco Corp.	8.200%	01/15/30		1,000,000	—	1,000,000	1,102,782	—	1,102,782
							1,586,532	1,867,500	3,454,032

REAL ESTATE INVESTMENT TRUST (REIT) (4.06%)
AvalonBay Communities, Inc., Sr. Unsec. Notes	6.100%	03/15/20		—	500,000	500,000	—	530,072	530,072
Developers Diversified Realty Corp. 09-Ddr1C	6.223%	10/14/22		—	500,000	500,000	—	499,952	499,952
Duke Realty LP, Sr. Unsec. Notes	6.500%	01/15/18		—	500,000	500,000	—	496,897	496,897
Duke Realty LP, Sr. Unsec. Notes	8.250%	08/15/19		—	500,000	500,000	—	555,785	555,785

Federal Realty Investment Trust, Sr. Unsec. Notes	5.650%	06/01/16		—	210,000	210,000	—	207,432	207,432

Federal Realty Investment Trust, Sr. Unsec. Notes	6.200%	01/15/17		—	290,000	290,000	—	290,785	290,785

Federal Realty Investment Trust, Sr. Unsec. Notes	5.400%	12/01/13		—	750,000	750,000	—	796,749	796,749
First Industrial LP, Sr. Unsec. Notes	7.500%	12/01/17		—	200,000	200,000	—	160,146	160,146
Liberty Property LP, Sr. Notes	7.500%	01/15/18		—	1,000,000	1,000,000	—	1,061,783	1,061,783

Mack-Cali Realty Corp., Sr. Unsec. Notes	7.750%	08/15/19		—	665,000	665,000	—	740,363	740,363

Nationwide Health Properties, Inc., Sr. Unsec. Notes	6.000%	05/20/15		—	500,000	500,000	—	521,913	521,913
Prologis, Sr. Unsec. Notes	5.500%	04/01/12		—	500,000	500,000	—	522,736	522,736
Simon Property Group LP, Sr. Unsec. Notes	6.125%	05/30/18		—	750,000	750,000	—	787,544	787,544
WEA Finance, LLC, Co. Gty.	6.750%	09/02/19	144A	—	500,000	500,000	—	543,743	543,743
WEA Finance, LLC, Sr. Notes	7.125%	04/15/18	144A	—	500,000	500,000	—	556,167	556,167
							—	8,272,067	8,272,067

				Shares/Par			Value
				The Hartford			The Hartford
				Income Shares	Rivus Bond	Combined	Income Shares	Rivus Bond	Combined
Description				Fund, Inc.	Fund	Proforma	Fund, Inc.	Fund	Proforma

RETAIL & RESTAURANT (1.63%)
Autonation, Inc., Co. Gty.	7.000%	04/15/14		—	250,000	250,000	—	258,437	258,437
Darden Restaurants, Inc., Sr. Unsec. Notes	7.125%	02/01/16		—	500,000	500,000	—	563,168	563,168
Delhaize America, Inc.	9.000%	04/15/31		500,000	—	500,000	638,555	—	638,555
Federated Department Stores, Inc.	8.500%	06/01/10		1,000,000	—	1,000,000	1,017,500	—	1,017,500
Levi Strauss & Co., Sr. Unsec. Notes	8.875%	04/01/16		—	500,000	500,000	—	520,000	520,000
Limited Brands, Inc., Sr. Notes	8.500%	06/15/19	144A	—	150,000	150,000	—	163,500	163,500
Supervalu, Inc.	7.500%	11/15/14		150,000	—	150,000	150,375	—	150,375
							1,806,430	1,505,105	3,311,535

SOVEREIGN (0.10%)
Qatar (State of)	6.400%	01/20/40	144A	200,000	—	200,000	198,500	—	198,500
							198,500	—	198,500

TELECOMMUNICATIONS (12.03%)
AT&T Corp.	8.000%	11/15/31		1,150,000	—	1,150,000	1,421,248	—	1,421,248
Cellco Partnership - Verizon Wireless Capital	8.500%	11/15/18		1,429,000	—	1,429,000	1,803,086	—	1,803,086
Charter Communications Operating LLC	8.000%	04/30/12	144A	150,000	—	150,000	156,750	—	156,750
Cingular Wireless Services, Inc.	8.750%	03/01/31		1,000,000	—	1,000,000	1,296,511	—	1,296,511
Citizens Communications Co.	9.000%	08/15/31		500,000	—	500,000	495,000	—	495,000
COX Communications, Inc.	6.800%	08/01/28		1,500,000	—	1,500,000	1,534,995	—	1,534,995

Deutsche Telekom International Finance BV, Gtd.	8.750%	06/15/30		—	2,000,000	2,000,000	—	2,574,622	2,574,622
Frontier Communications	6.625%	03/15/15		150,000	—	150,000	146,250	—	146,250
Frontier Communications Corp., Sr. Unsec. Notes	8.125%	10/01/18		—	500,000	500,000	—	503,750	503,750
GTE Corp., Co. Gty.	6.940%	04/15/28		—	1,500,000	1,500,000	—	1,601,559	1,601,559
Intelsat Intermediate Holdings Ltd.	9.500%	02/01/15		170,000	—	170,000	175,313	—	175,313
Intelsat Jackson Holdings Ltd.	11.500%	06/15/16		1,055,000	—	1,055,000	1,123,575	—	1,123,575
Level 3 Financing, Inc.	10.000%	02/01/18	144A	610,000	—	610,000	570,350	—	570,350
MetroPCS Wireless, Inc.	9.250%	11/01/14		250,000	—	250,000	251,562	—	251,562
MetroPCS Wireless, Inc.	9.250%	11/01/14		200,000	—	200,000	201,250	—	201,250
NII Capital Corp., Co. Gty.	10.000%	08/15/16	144A	—	500,000	500,000	—	522,500	522,500
Qwest Capital Funding, Inc.	7.250%	02/15/11		1,000,000	—	1,000,000	1,017,500	—	1,017,500
Qwest Corp.	6.875%	09/15/33		100,000	—	100,000	92,000	—	92,000
Qwest Corp., Sr. Unsec. Notes	7.200%	11/10/26		—	1,000,000	1,000,000	—	940,000	940,000
Qwest Corp., Sr. Unsec. Notes	7.250%	10/15/35		—	500,000	500,000	—	457,500	457,500
Sorenson Communications	10.500%	02/01/15	144A	170,000	—	170,000	160,650	—	160,650
Sprint Capital Corp	8.750%	03/15/32		—	1,000,000	1,000,000	—	900,000	900,000
Sprint Capital Corp.	6.875%	11/15/28		1,500,000	—	1,500,000	1,177,500	—	1,177,500
Tele-Communications, Inc.	9.800%	02/01/12		1,500,000	—	1,500,000	1,708,419	—	1,708,419
Telus Corp.	8.000%	06/01/11		280,000	—	280,000	304,179	—	304,179
Valor Telecommunications Enterprises Finance Corp., Co. Gty.	7.750%	02/15/15		—	1,000,000	1,000,000	—	1,036,250	1,036,250
Verizon Communications, Inc.	8.750%	11/01/18		292,000	—	292,000	368,548	—	368,548
Verizon Global Funding Corp., Sr. Unsec. Notes	7.750%	12/01/30		—	1,646,000	1,646,000	—	1,961,894	1,961,894
							14,004,686	10,498,075	24,502,761

TRANSPORTATION (6.91%)
American Airlines, Inc.	7.858%	10/01/11		2,500,000	—	2,500,000	2,518,750	—	2,518,750
BNSF Funding Trust I, Co. Gty.	6.613%	01/15/26		—	250,000	250,000	—	242,500	242,500

				Shares/Par			Value
				The Hartford			The Hartford
				Income Shares	Rivus Bond	Combined	Income Shares	Rivus Bond	Combined
Description				Fund, Inc.	Fund	Proforma	Fund, Inc.	Fund	Proforma

Continental Airlines, Inc.	8.048%	11/01/20		1,029,317	—	1,029,317	1,026,744	—	1,026,744
Continental Airlines, Inc.	7.918%	05/01/10		400,000	—	400,000	400,000	—	400,000
Continental Airlines, Inc.	7.707%	04/02/21		1,285,146	—	1,285,146	1,269,081	—	1,269,081
Continental Airlines, Inc.	6.795%	08/02/18		866,261	—	866,261	792,629	—	792,629
Delta Air Lines, Inc.	0.000%	04/30/16		441,389	—	441,389	121,382	—	121,382
Erac USA Finance Co.	8.000%	01/15/11	144A	1,000,000	—	1,000,000	1,058,427	—	1,058,427
Erac USA Finance, Co., Co. Gty.	7.000%	11/15/37	144A	—	1,500,000	1,500,000	—	1,576,803	1,576,803
Federal Express Corp., Sr. Unsec. Notes	9.650%	06/15/12		—	1,750,000	1,750,000	—	2,031,935	2,031,935
FedEx Corp.	7.840%	01/30/18		1,000,000	—	1,000,000	1,047,592	—	1,047,592
GATX Corp., Notes	4.750%	10/01/12		—	500,000	500,000	—	519,507	519,507
Norfolk Southern Corp.	8.625%	05/15/10		1,000,000	—	1,000,000	1,023,685	—	1,023,685
Stena AB, Sr. Unsec. Notes	7.000%	12/01/16		—	500,000	500,000	—	465,625	465,625
							9,258,290	4,836,370	14,094,660

UTILITIES (4.80%)
Avista Corp.	5.950%	06/01/18		—	500,000	500,000	—	538,731	538,731
Avista Corp.	5.125%	04/01/22		—	500,000	500,000	—	509,768	509,768
CMS Panhandle Holding Co.	7.000%	07/15/29		1,000,000	—	1,000,000	1,031,415	—	1,031,415
Dominion Resources, Inc., Sr. Unsub., Series 07-A	6.000%	11/30/17		—	500,000	500,000	—	550,391	550,391
Enel Finance International S.A.	6.000%	10/07/39	144A	160,000	—	160,000	159,807	—	159,807
FPL Group Capital, Inc., Co. Gty., Series D	7.300%	09/01/17		—	500,000	500,000	—	502,500	502,500
Hydro-Quebec, Gtd.	8.250%	04/15/26		—	1,550,000	1,550,000	—	2,021,194	2,021,194
MidAmerican Funding LLC, Sr. Sec. Bonds	6.927%	03/01/29		—	500,000	500,000	—	575,309	575,309
NRG Energy, Inc.	7.250%	02/01/14		285,000	—	285,000	286,069	—	286,069
NSTAR, Unsec. Notes	8.000%	02/15/10		—	500,000	500,000	—	501,218	501,218
Ohio Power Co., Sr. Unsec. Notes	6.000%	06/01/16		—	500,000	500,000	—	549,290	549,290
Ohio Power Co., Sr. Unsec. Notes	5.375%	10/01/21		—	1,000,000	1,000,000	—	1,027,507	1,027,507
Old Dominion Electric Coop., Sec. Bonds	6.250%	06/01/11		—	500,000	500,000	—	528,097	528,097
Texas Competitive Electric Co.	10.250%	11/01/15		525,000	—	525,000	410,813	—	410,813
Toledo Edison Co.	7.250%	05/01/20		—	500,000	500,000	—	586,691	586,691
							1,888,104	7,890,696	9,778,800

MUNICIPAL BONDS (0.07%)
Bay Area Toll Auth	6.263%	04/01/49		145,000	—	145,000	145,116	—	145,116
							145,116	—	145,116

RESIDENTIAL MORTGAGE-BACKED SECURITIES (2.92%)
FHLMC Pool # A15675	6.000%	11/01/33		—	803,000	803,000	—	869,392	869,392
FHLMC Pool # B11892	4.500%	01/01/19		—	903,000	903,000	—	952,044	952,044
FHLMC#170128	11.500%	06/01/15		3,702	—	3,702	4,260	—	4,260
FHLMC#360019	10.500%	12/01/17		7,371	—	7,371	8,280	—	8,280
FHLMC#G00182	9.000%	09/01/22		6,982	—	6,982	8,000	—	8,000
FNMA Pool # 754791	6.500%	12/01/33		—	1,003,000	1,003,000	—	1,092,601	1,092,601
FNMA Pool # 763852	5.500%	02/01/34		—	1,662,000	1,662,000	—	1,767,414	1,767,414
FNMA Pool # 889554	6.000%	04/01/38		—	709,000	709,000	—	758,867	758,867
FNMA#006226	11.000%	12/01/15		309	—	309	317	—	317

				Shares/Par			Value
				The Hartford			The Hartford
				Income Shares	Rivus Bond	Combined	Income Shares	Rivus Bond	Combined
Description				Fund, Inc.	Fund	Proforma	Fund, Inc.	Fund	Proforma

FNMA#007234	11.000%	08/01/11		504	—	504	528	—	528
FNMA#055192	10.500%	09/01/17		10,358	—	10,358	11,766	—	11,766
FNMA#058991	11.000%	02/01/18		8,071	—	8,071	8,759	—	8,759
FNMA#060040	12.000%	09/01/14		5,879	—	5,879	6,350	—	6,350
FNMA#124012	12.500%	10/01/15		6,216	—	6,216	6,738	—	6,738
FNMA#303022	8.000%	09/01/24		24,861	—	24,861	28,596	—	28,596
FNMA#303136	8.000%	01/01/25		17,752	—	17,752	20,418	—	20,418
GNMA#194228	9.500%	11/15/20		55,915	—	55,915	64,425	—	64,425
GNMA#307527	9.000%	06/15/21		38,352	—	38,352	43,930	—	43,930
GNSF Pool # 417239	7.000%	02/15/26		—	38,000	38,000	—	42,724	42,724
GNSF Pool # 780374	7.500%	12/15/23		—	19,000	19,000	—	21,843	21,843
Wells Fargo Mortgage Backed Securities Trust, Series 2007-10, Class 1A19	6.000%	07/25/37		—	307,000	307,000	—	262,722	262,722
							212,367	5,767,607	5,979,974

COMMERCIAL MORTGAGE-BACKED SECURITIES (4.36%)
American Tower Trust, Series 2007-1A, Class AFX	5.420%	04/15/37	144A	—	700,000	700,000	—	726,250	726,250
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class AM	5.773%	05/10/45		—	1,440,000	1,440,000	—	1,237,007	1,237,007
Bayview Commercial Asset Trust	7.180%	01/25/37		6,518,601	—	6,518,601	447,176	—	447,176
Bayview Commercial Asset Trust	7.000%	07/25/37		4,417,293	—	4,417,293	369,727	—	369,727
Bayview Financial Acquisition Trust	2.381%	05/28/37		500,000	—	500,000	7,098	—	7,098

CBA Commercial Small Balance Commercial Mortgage	3.000%	01/25/39		3,750,261	—	3,750,261	168,762	—	168,762

CBA Commercial Small Balance Commercial Mortgage	7.250%	07/25/39		4,293,070	—	4,293,070	158,844	—	158,844

Citigroup Commercial Mortgage Trust	5.482%	10/15/49		130,000	—	130,000	76,120	—	76,120
Credit-Based Asset Servicing and Securitization	0.501%	05/25/36	144A	81,130	—	81,130	48,678	—	48,678
CW Capital Cobalt, Ltd., Series 2007-C2, Class A3	5.484%	04/15/47		—	500,000	500,000	—	416,282	416,282
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class A4	5.552%	05/12/45		—	1,000,000	1,000,000	—	958,775	958,775
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class A4	5.794%	02/12/42		—	880,000	880,000	—	822,768	822,768
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4	5.424%	02/15/40		—	970,000	970,000	—	877,716	877,716
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3	5.430%	02/15/40		—	1,375,000	1,375,000	—	1,235,241	1,235,241

Morgan Stanley Capital I, Series 2007-IQ16, Class A4	5.809%	12/12/49		—	750,000	750,000	—	693,037	693,037
Renaissance Home Equity Loan Trust	7.500%	06/25/37		298,115	—	298,115	90	—	90
Renaissance Home Equity Loan Trust	5.580%	11/25/36		187,247	—	187,247	167,901	—	167,901
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A3	5.679%	10/15/48		—	500,000	500,000	—	485,904	485,904
							1,444,396	7,452,980	8,897,376

				Shares/Par			Value
				The Hartford			The Hartford
				Income Shares	Rivus Bond	Combined	Income Shares	Rivus Bond	Combined
Description				Fund, Inc.	Fund	Proforma	Fund, Inc.	Fund	Proforma

ASSET BACKED SECURITIES (0.39%)
CPS Auto Trust, Series 2007-C, Class A3	5.430%	05/15/12	144A	—	336,000	336,000	—	340,435	340,435
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1	5.900%	03/25/38		—	375,000	375,000	—	366,659	366,659
Sierra Receivables Funding Co., Series 2009-1A, Class A1	9.790%	12/22/25	144A	—	80,000	80,000	—	83,447	83,447
							—	790,541	790,541

U.S. GOVERNMENT SECURITIES (4.50%)
U.S. Treasury Bonds/Notes	4.750%	02/15/37		38,000	—	38,000	39,746	—	39,746
U.S. Treasury Bonds/Notes	4.500%	05/15/38		196,000	—	196,000	196,490	—	196,490
U.S. Treasury Bonds/Notes	4.500%	08/15/39		1,470,000	—	1,470,000	1,468,163	—	1,468,163
U.S. Treasury Bonds/Notes	4.375%	11/15/39		210,000	—	210,000	205,406	—	205,406
U.S. Treasury Bonds/Notes	4.625%	02/29/12		109,000	—	109,000	117,413	—	117,413
U.S. Treasury Bonds/Notes	3.875%	05/15/18		162,000	—	162,000	167,872	—	167,872
U.S. Treasury Bonds/Notes	1.500%	12/31/13		104,000	—	104,000	102,643	—	102,643
U.S. Treasury Bonds/Notes	2.375%	08/31/14		247,000	—	247,000	249,335	—	249,335
U.S. Treasury Bonds/Notes	2.375%	09/30/14		783,000	—	783,000	789,115	—	789,115
U.S. Treasury Bonds/Notes	1.000%	08/31/11		1,450,000	—	1,450,000	1,459,289	—	1,459,289
U.S. Treasury Bonds/Notes	3.375%	11/15/19		110,000	—	110,000	107,886	—	107,886
U.S. Treasury Bonds/Notes	2.125%	11/30/14		4,300,000	—	4,300,000	4,271,792	—	4,271,792
							9,175,150	—	9,175,150

SHORT-TERM INVESTMENTS (0.20%)
U.S. Treasury Bills	0.059%	04/15/10		410,000	—	410,000	409,946	—	409,946
							409,946	—	409,946

PREFERRED STOCKS (0.08%)
GMAC, Inc.,	1.750%		144A	—	134	134	—	95,768	95,768
Federal Home Loan Mortgage Corp.				53,779	—	53,779	57,544	—	57,544
							57,544	95,768	153,312

COMMON STOCKS (0.13%)
World Color Press, Inc.				—	6,344	6,344	—	74,306	74,306
Global Crossing Ltd.				1,527	—	1,527	21,332	—	21,332
XO Holdings, Inc.				13	—	13	8	—	8
Delta Air Lines, Inc.				13,073	—	13,073	159,883	—	159,883
							181,223	74,306	255,529

WARRANTS (0.01%)
World Color Press, Inc. Strike price @ 13.00, 07/20/14				—	3,595	3,595	—	16,178	16,178
World Color Press, Inc. Strike price @ 16.30, 07/20/14				—	3,595	3,595	—	539	539
AboveNet, Inc.				86	—	86	8,022	—	8,022
							8,022	16,717	24,739

TOTAL INVESTMENTS (98.15%)							$79,469,459	$120,812,742	$200,282,201

OTHER ASSETS AND LIABILITIES (1.85%)							1,602,740	2,034,641	3,637,381

NET ASSETS (100.00%)							$81,072,199	$122,847,383	$203,919,582

Future

Description	Number of Contracts	Position	Expiration Month	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Note	4	Short	March 2010	$(470)
10 Year U.S. Treasury Note	160	Short	March 2010	$7,239
U.S. Long Bond	44	Short	March 2010	$47,523
				$54,292

Proforma Combined Statement of Operations (Unaudited)

For the Twelve Months Ended January 31, 2010

	Hartford Income Shares Fund	Rivus Bond Fund	Pro Forma Adjustments		Pro Forma Combined

Investment Income:
Interest	$6,407,631	$7,146,045	$—		$13,553,676
Dividends	431	810	—		1,241
Total Investment Income	6,408,062	7,146,855	—		13,554,917

Expenses:
Investment advisory fees	460,399	493,201	(37,922	)(A)	915,678
Transfer agent fees	—	40,016	25,384		65,400
Trustees’ fees	3,746	70,108	(3,854	)(B)	70,000
Audit fees	44,981	21,002	(35,983	)(B)	30,000
Legal fees and expenses	53,924	91,351	(56,275	)(B)	89,000
Reports to shareholders	49,210	42,411	8,379	(B)	100,000
Custodian fees	4,953	10,251	4,796		20,000
Insurance	1,349	18,246	10,405	(B)	30,000
NYSE fee	25,000	25,000	(25,000	)(B)	25,000
Miscellaneous	2,869	69,592	24,539		97,000
Accounting and Admin Fees	—	—	190,000		190,000
Total Expenses	646,431	881,178	104,469		1,632,078
Expense offset	(815)	—	815		—
Total Net Expenses	645,616	881,178	105,284		1,632,078
Net Investment Income	$5,762,446	$6,265,677	$(105,284)		$11,922,839

Net Realized and Unrealized Gain (Loss) on Investments and Futures:
Net realized gain on investments	(4,901,245)	(2,483,022)	—		(7,384,267)
Net realized loss on futures	(88,163)	—	—		(88,163)
Net change in unrealized appreciation of investments	17,102,673	22,558,286	—		39,660,959
Net change in unrealized appreciation of futures	503,010	—	—		503,010
Net Gain on Investments and Futures	12,616,275	20,075,264	—		32,691,539
Net Increase (Decrease) in Net Assets Resulting from Operations	$18,378,721	$26,340,941	$(105,284)		$44,614,378

(A)  Reflects adjustment to the acquiring fund contractual fee level.

(B)  Reflects expected savings when the two funds become one.

PART C

OTHER INFORMATION

Item 15.                 Indemnification

Section 3803 of the Delaware Statutory Trust Act and Article 9 of the Registrant’s Declaration of Trust, filed as Exhibit 2(a) to the Registrant’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission (“SEC”) on January 27, 2009, provides for the indemnification of the Registrant’s trustees and officers for liabilities and expenses that they may incur in such capacities.  In general, the Registrant will indemnify its trustees and officers against any liability except where indemnification would be expressly prohibited by law or to the extent such liability arises out of a trustee’s or officer’s bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  The Registrant has purchased insurance insuring its trustees and officers against certain liabilities incurred in their capacities as such, and insuring the Registrant against any payments which it is obligated to make to such persons under the foregoing indemnification provisions.

Section 7 of the Investment Advisory Agreement, filed as Exhibit 2(g) to the Registrant’s Registration Statement on Form N-2 filed with the SEC on January 27, 2009, provides for the Trust to indemnify the Adviser for certain liabilities in connection with rendering services under the agreement except to the extent such liability arises out of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the performance of duties of the Adviser to the Fund.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.                 Exhibits

Exhibits:

(1)                         Agreement and Declaration of Trust. (1)

(2)                         Bylaws. (1)

(3)                         Not applicable.

(4)                         Form of Agreement and Plan of Reorganization is incorporated herein as Appendix A to the combined Proxy Statement/Prospectus.

(5)                         (i)                     See Articles 3, 7 and 8 of the Agreement and Declaration of Trust. (1)

(ii)                 See Articles 3, 8 and 9 of the Bylaws. (1)

Part C-1

(6)                         Investment Advisory Agreement between the Fund and Cutwater Asset Management Corp. (f/k/a MBIA Capital Management Corp.) (1)

(7)                         Not applicable.

(8)                         Not applicable.

(9)                         Custodian Services Agreement between the Fund and PFPC Trust Company. (1)

(10)                   Not applicable

(11)                   Opinion of Pepper Hamilton LLP as to legality of shares . (2)

(12)                   Opinion of [     ] as to tax matters. (2)

(13)                   (i)                    Transfer Agency Services Agreement between the Fund and PNC Global Investment Servicing, Inc. (formerly, PFPC Inc.) (“PNC Global”). (1)

(ii)                 Administration and Accounting Services Agreement between the Fund and PNC Global. (1)

(14)                   (i)                     Consent of Acquiring Fund’s independent registered public accounting firm. (2)

(ii)                 Consent of Acquired Fund’s independent registered public accounting firm. (2)

(15)                   Not applicable.

(16)                   Power of Attorney dated March 17, 2010. (3)

(17)                   Form of Proxy Card. (2)

(1)         Incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed with the SEC on January 27, 2009 (File No. 811-02201 and Accession No. 0000950133-09-000130).

(2)         To be filed by subsequent amendment.

(3)         Filed herewith.

Item 17.                 Undertakings

1.                                      The undersigned registrant agrees that prior to any public offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.                                      The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered

Part C-2

therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.                                      The undersigned registrant undertakes to file an amendment to this registration statement that contains an opinion of counsel supporting the tax matters described in this registration statement.

Part C-3

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Armonk, and State of New York, on the 19th day of March, 2010.

RIVUS BOND FUND

By:	/s/ Clifford D. Corso
Clifford D. Corso
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/ Clifford D. Corso		President and Chief Executive Officer	March 19, 2010
Clifford D. Corso		(Principal Executive Officer)

/s/ Marc Morris		Vice President, Treasurer and Chief Financial Officer	March 19, 2010
Marc Morris		(Principal Financial Officer)

/s/ W. Thacher Brown	*	Trustee	March 19, 2010
W. Thacher Brown

/s/ Morris Lloyd, Jr.	*	Trustee	March 19, 2010
Morris Lloyd, Jr.

/s/ J. Lawrence Shane	*	Trustee	March 19, 2010
J. Lawrence Shane

/s/ Suzanne P. Welsh	*	Trustee	March 19, 2010
Suzanne P. Welsh

* By:	/s/ Clifford D. Corso
Clifford D. Corso, pursuant to a power of attorney dated March 17, 2010.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16	Power of Attorney dated March 17, 2010